                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 17, 2002

                           ---------------------------

                                 Citigroup Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                     1-9924                      52-1568099
    ---------------               -----------               -------------------
    (State or other               (Commission                  (IRS Employer
    jurisdiction of               File Number)               Identification No.)
    incorporation)



                    399 Park Avenue, New York, New York 10043
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On January 17, 2002, Citigroup Inc. reported core income for the fourth quarter ended December 31, 2001 of $3.86 billion, increasing 16% over the fourth quarter of 2000. Core income per share, diluted, increased 14%, to $0.74. Results include $228 million pre-tax impact relating to Enron, and $470 million pre-tax impact due to the turmoil in Argentina. For the full year, Citigroup's core income increased 3% over the prior year, while core income per share, diluted, was $2.81. Net income for the fourth quarter was $3.88 billion, and for the full year, was $14.13 billion.

"Our objective is to create a company with the geographic and business diversity necessary to sustain the economic shocks that inevitably occur. Despite the continued global recession, Enron's bankruptcy, the largest in corporate history, and the severe economic turmoil in Argentina, Citigroup performed extraordinarily well in the fourth quarter, with earnings per share up 14%," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup.

"It was a difficult year for all of us, as the world has had to deal with the events of September 11, the global slowdown and unusually turbulent markets. Citigroup has not been immune from these problems; in fact, we absorbed $1.8 billion in reduced revenues, higher losses and increased provisions as a result of September 11, Enron and Argentina and still achieved record results in 2001.

"We continue to reap the benefits of our diverse, market leading franchises. During the fourth quarter, Global Consumer income increased 20%, Emerging Markets rose 9% and the Corporate and Investment Bank posted extraordinary results relative to its competitors and pared its costs by 7%, growing income 17%. Our planned spin-off of Travelers Property Casualty and our efforts to integrate Travelers Life & Annuity with our Global Investment Management and Private Banking segment are important steps that enable us to focus more intently on our high growth core businesses," said Weill.

Highlights of the year included:

o        Strong performance in key businesses:

         o Citigroup's Corporate and Investment Bank topped the league tables as the number one underwriter of global debt and equity in 2001. Citigroup assisted its clients in raising $487 billion, a 37% increase over proceeds raised in 2000. The Corporate and Investment Bank also ranked #1 in disclosed fees for debt and equity underwriting globally and #1 in investment banking fees for the year, and was the top-ranked U.S. equity research team in INSTITUTIONAL INVESTOR'S annual survey.

         o Citigroup's Emerging Markets business earned $3.2 billion in core income, increasing 21% with 32% growth in the consumer segment and 17% growth in Corporate Banking and Transaction Services. The business also continued to increase market share in all regions. It was named "Best Bank in Emerging Markets" and "Best Bank in Latin America" by EUROMONEY and "Best Global Emerging Markets Bank" by GLOBAL FINANCE, in addition to being recognized as the "Best Bank in Asia" by FINANCE ASIA.

         o Performance of Citigroup Asset Management's funds continued to improve significantly in 2001, with 66% of its U.S. mutual non-money fund assets ranked by Lipper in the 1st or 2nd quartile. Citigroup Asset Management is also the leader in the fast growing managed accounts segment of the market, with $67 billion in assets under management in U.S. separately-managed accounts.

         o Global Cards core income increased 22% in 2001, with 109 million accounts in 43 countries. International accounts grew 21%, driven by the addition of Banamex.

o        Innovative uses of technology to extend our reach and reduce expenses.
         Citigroup now has approximately 15.3 million on-line customers and has the top-ranked consumer on-line banking, brokerage and credit card products. For corporate customers, CitiDirect now offers on-line transactional banking in 86 countries and 12 languages.

o Increasing operating leverage, as revenue growth of 12% in the fourth quarter outpaced expense growth of 4%. For the full year, revenue growth of 8% was double the level of expense growth at 4%.

o Higher credit losses and revenue impairment stemming from Enron's recent bankruptcy filing as well as substantial turmoil in Argentina. Related to Enron, Citigroup recorded a $228 million pre-tax charge, including increased credit losses and write-downs on investment securities and trading positions. The current situation in Argentina has resulted in a $470 million pre-tax negative impact, including $235 million in a foreign exchange revaluation, and $235 million in additional credit losses, investment securities write-downs, and a charge related to the exchange of Argentine debt securities for loans.

o        Continued investment in expanding our franchise through acquisitions.
         During 2001, Citigroup invested over $15 billion in acquisitions, including building the leading financial institution in Mexico through its purchase of Banamex, and enhancing its U.S. retail banking operations with the purchase of EAB.

o Significant increases in revenues related to cross-marketing products through Citigroup's proprietary distribution channels, which totaled $12.2 billion in 2001. During the year, revenues for investment banking products sold to commercial banking customers increased 15% from the prior year to approximately $2.4 billion. Citigroup Asset Management's market share of investment products sold through proprietary distribution channels increased to 62% from 46% one year ago. Sales of Travelers Life & Annuity products through Citigroup's U.S. distribution channels rose 17%.

o Strengthening capital, as Citigroup's total equity, including trust preferred securities, grew to $88.4 billion at December 31, 2001. Citigroup's return on common equity for the fourth quarter was 19.4%, and was 20.4% for the full year. During the quarter, Citigroup repurchased 7.5 million shares of stock, bringing the total number of shares repurchased in 2001 to 64.2 million.

GLOBAL CONSUMER
Core income of $2.03 billion for the fourth quarter, up 20%. Highlights included:

o Global Consumer revenue increased 20% to $11.2 billion, while expenses grew at a 12% rate.
o CitiFinancial income increased 50% led by continued expense savings related to the Associates integration, which has led to a $138 million year over year reduction in expenses. Revenues increased 11%, based on 9% receivables growth, as a lower cost of funds offset lower yields.
o North America Cards income rose 21%, as 6% receivables growth, pricing actions and a lower cost of funds strengthened the net interest margin by 221 basis points. The higher revenues, combined with flat expenses, offset a 169 basis point increase in the net credit loss ratio.
o Citibanking income increased 29%, benefiting from higher spread income and 25% deposit growth, which reflected the addition of EAB, acquired in the third quarter of 2001.
o Japan consumer income increased 27%, reflecting continued growth in consumer finance receivables, reduced expenses and funding costs, offset by lower yields.
o Emerging Markets consumer income rose 44%, which reflects the inclusion of all operations for Banamex and Citibank Mexico, which together contributed $207 million in income. Substantial growth was also experienced in Asia, driven by the continued expansion of Citigroup's cards business in the region, as well as in CEEMEA, reflecting deposit growth in new markets, as well as increases in cards and investment products sales. Results in Latin America were impacted by a $235 million pre-tax loss on the revaluation of certain consumer loans in Argentina.

o Primerica Financial Services' income increased 8%, driven by higher net investment income, increased sales of loan products and lower reported claims.
o Travelers Property Casualty Personal Lines income fell 36%, reflecting continued higher loss trends and lower net investment income, despite 6% growth in direct written premiums.

GLOBAL CORPORATE
Core income of $1.32 billion for the fourth quarter, up 4%. Highlights included:

o Global Corporate revenues of $8.3 billion decreased 1%, while expenses fell 7%.
o Income from Emerging Markets Corporate Banking and Global Transaction Services declined 14% to $351 million, reflecting a $193 million pre-tax write-down related to Argentina. The impact of these write-downs overshadowed strong trading-related revenues throughout all regions as well as tight expense controls, as evidenced by the 8% decline in expenses from the year ago quarter.
o The Corporate & Investment Bank's income rose 17% as a 7% reduction in expenses from the fourth quarter of 2000 more than offset an $84 million higher provision for credit losses, including credit losses related to Enron. Despite a weaker environment, investment banking revenues increased 21% from the prior year and 30% from the third quarter of 2001, while commission revenue growth of 4% from the third quarter reflected an 8% increase in retail commissions.
o Travelers Property Casualty Commercial Lines' income increased 2%, reflecting continued rate increases and lower expenses, offsetting lower net investment income.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
Core income of $371 million for the fourth quarter, up 1%. Highlights included:

o Travelers Life & Annuity income decreased 3%, as a result of lower net investment income. Lower investment results mitigated the effect of higher volumes in group annuity and record volume in life insurance, holding revenue growth to 11%, offset by higher provisions for policyholder benefits resulting from the increased volumes.
o Capping a record year for the Private Bank, income rose 12% in the fourth quarter. Revenues, driven by greater assets under management, stable loan volumes and increased client trading activity, rose 10% while expense growth was held to 3%.
o Asset Management and Retirement Services income increased 3% resulting from strong net flows and significant expense reductions offset by negative market action and a charge related to the exchange of Argentine debt securities for loans. Excluding Retirement Services, Asset Management income increased 30%. Net flows in the quarter were $11.2 billion, and assets under management reached $417 billion, an increase of 4%.
o Asset Management market share increased in 2001 in proprietary channels, with market shares of 59% in the Smith Barney retail channel, 67% at Primerica Financial Services and 72% in the Citibank North America channel.

INVESTMENT ACTIVITIES AND CORPORATE/OTHER
Income for Citigroup's Investment Activities was $279 million in the fourth quarter, reflecting realized gains as well as mark to market increases on proprietary investments and investments held in the insurance portfolio, offset by various technology and telecom write-downs as well as securities write-downs related to Enron. Expenses in Corporate/Other were $134 million, $50 million lower than the fourth quarter of 2000, aided by reduced corporate overhead expense as well as lower borrowing costs.

                                 # # #


FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the distribution of Travelers Property Casualty; and the integration of Travelers Life & Annuity with the Company's Global Investment Management and Private Banking segment.

                                 # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

                                                          [GRAPHIC APPEARS HERE]
                                                                       CITIGROUP

------------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME                                             FOURTH QUARTER            %            FULL YEAR          %
                                                                    ----------------                     ---------------
(In Millions of Dollars, except per share data)                     2001        2000         Change      2001       2000     Change
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL CONSUMER
   Citibanking North America ..................................   $    165    $    128          29    $    605    $    496     22
   Mortgage Banking ...........................................         96          83          16         353         297     19
   North America Cards ........................................        638         527          21       2,133       1,787     19
   CitiFinancial ..............................................        320         213          50       1,126         810     39
                                                                  --------------------                --------------------
Banking / Lending .............................................      1,219         951          28       4,217       3,390     24
                                                                  --------------------                --------------------
   Primerica Financial Services ...............................        134         124           8         512         492      4
   Personal Lines .............................................         53          83         (36)        208         307    (32)
                                                                  --------------------                --------------------
Insurance .....................................................        187         207         (10)        720         799    (10)
                                                                  --------------------                --------------------
   Western Europe .............................................        143         103          39         483         384     26
   Japan ......................................................        257         202          27         928         729     27
       Mexico .................................................        207          10          NM         346          56     NM
       Other Emerging Markets Consumer Banking ................        117         215         (46)        820         850     (4)
                                                                  --------------------                --------------------
   Emerging Markets Consumer Banking ..........................        324         225          44       1,166         906     29
                                                                  --------------------                --------------------
Total International ...........................................        724         530          37       2,577       2,019     28
                                                                  --------------------                --------------------
e-Consumer ....................................................        (17)        (33)         48         (77)       (160)    52
Other Consumer ................................................        (82)         36          NM         (71)        (44)   (61)
                                                                  --------------------                --------------------
TOTAL GLOBAL CONSUMER .........................................      2,031       1,691          20       7,366       6,004     23
                                                                  --------------------                --------------------

GLOBAL CORPORATE
   Corporate Finance ..........................................        514         391          31       2,745       2,598      6
   Private Client .............................................        187         208         (10)        764       1,072    (29)
                                                                  --------------------                --------------------
Corporate and Investment Bank .................................        701         599          17       3,509       3,670     (4)
Emerging Markets Corporate Banking and
  Global Transaction Services .................................        351         407         (14)      1,644       1,403     17
Commercial Lines Insurance ....................................        263         257           2         691       1,093    (37)
                                                                  --------------------                --------------------
TOTAL GLOBAL CORPORATE ........................................      1,315       1,263           4       5,844       6,166     (5)
                                                                  --------------------                --------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
Travelers Life and Annuity ....................................        202         209          (3)        821         777      6
The Citigroup Private Bank ....................................         95          85          12         378         323     17
Citigroup Asset Management ....................................         74          72           3         336         345     (3)
                                                                  --------------------                --------------------
TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING ........        371         366           1       1,535       1,445      6
                                                                  --------------------                --------------------


INVESTMENT ACTIVITIES .........................................        279         194          44         530       1,383    (62)

CORPORATE / OTHER .............................................       (134)       (183)         27        (706)       (858)    18
                                                                  --------------------                --------------------
CORE INCOME ...................................................      3,862       3,331          16      14,569      14,140      3
                                                                  --------------------                --------------------
Restructuring and Merger Related Items -- After Tax (A) .......         13        (491)         NM        (285)       (621)    54
                                                                  --------------------                --------------------

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES .........   $  3,875    $  2,840          36    $ 14,284    $ 13,519      6
                                                                  --------------------                --------------------

Cumulative Effect of Accounting Changes (B) ...................         --          --          --        (158)         --     --
                                                                  --------------------                --------------------
NET INCOME ....................................................   $  3,875    $  2,840          36    $ 14,126    $ 13,519      4
====================================================================================================================================


DILUTED EARNINGS PER SHARE:

CORE INCOME ...................................................   $   0.74    $   0.65          14    $   2.81    $   2.74      3
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES .........   $   0.74    $   0.55          35    $   2.75    $   2.62      5
NET INCOME ....................................................   $   0.74    $   0.55          35    $   2.72    $   2.62      4
====================================================================================================================================

CORE DILUTED EARNINGS PER SHARE EXCL. GOODWILL AMORTIZATION ...   $   0.76    $   0.67          13    $   2.89    $   2.82      2
====================================================================================================================================

(A) Restructuring and merger-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business, and in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates.

(B) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets".
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CORE INCOME SUPPLEMENTAL DISCLOSURE                          FOURTH QUARTER         %          FULL YEAR             %
                                                           -------------------             ------------------
(In Millions of Dollars)                                     2001       2000      Change     2001      2000        Change
-------------------------------------------------------------------------------------------------------------------------

CITIGROUP EMERGING MARKETS (EXCLUDING INVESTMENT
  ACTIVITIES)
ASIA
   Consumer Banking ....................................   $   162    $   131        24    $   615    $   544        13
   Corporate ...........................................       172        131        31        684        529        29
   Asset Management & Private Banking ..................        19          9        NM         77         58        33
                                                           ------------------              ------------------
TOTAL ASIA .............................................       353        271        30      1,376      1,131        22
                                                           ------------------              ------------------
MEXICO .................................................       207         10        NM        346         56        NM
                                                           ------------------              ------------------
LATIN AMERICA
   Consumer Banking ....................................       (46)        80        NM        154        260       (41)
   Corporate ...........................................        60        127       (53)       540        515         5
   Asset Management & Private Banking ..................         8         52       (85)       142        146        (3)
                                                           ------------------              ------------------
TOTAL LATIN AMERICA ....................................        22        259       (92)       836        921        (9)
                                                           ------------------              ------------------
CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA
   Consumer Banking ....................................        24          8        NM         87         48        81
   Corporate ...........................................       137        118        16        526        413        27
   Asset Management & Private Banking ..................         5          9       (44)        20         20        --
                                                           ------------------              ------------------
TOTAL CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA       166        135        23        633        481        32
                                                           ------------------              ------------------
Other ..................................................        21         32       (34)       (10)        33        NM
                                                           ------------------              ------------------
TOTAL EMERGING MARKETS .................................   $   769    $   707         9    $ 3,181    $ 2,622        21
=========================================================================================================================
GLOBAL WEALTH MANAGEMENT
Private Client .........................................   $   187    $   208       (10)   $   764    $ 1,072       (29)
Citigroup Asset Management .............................        74         72         3        336        345        (3)
The Citigroup Private Bank .............................        95         85        12        378        323        17
Travelers Life and Annuity .............................       202        209        (3)       821        777         6
Global Consumer Investment Products ....................       172        141        22        601        608        (1)
                                                           ------------------              ------------------
Total Global Wealth Management .........................   $   730    $   715         2    $ 2,900    $ 3,125        (7)
=========================================================================================================================
GLOBAL CARDS
North America ..........................................   $   638    $   527        21    $ 2,133      1,787        19
International ..........................................       197        118        67        601        449        34
                                                           ------------------              ------------------
TOTAL GLOBAL CARDS .....................................   $   835    $   645        29    $ 2,734    $ 2,236        22
-------------------------------------------------------------------------------------------------------------------------
GLOBAL CONSUMER FINANCE
North America ..........................................   $   320    $   213        50    $ 1,126    $   810        39
International ..........................................       254        179        42        866        626        38
                                                           ------------------              ------------------
TOTAL GLOBAL CONSUMER FINANCE ..........................   $   574    $   392        46    $ 1,992    $ 1,436        39
=========================================================================================================================

                                                          [GRAPHIC APPEARS HERE]
                                                                       CITIGROUP


------------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT REVENUE                                                FOURTH QUARTER           %            FULL YEAR        %
                                                                     --------------------                --------------------
(In Millions of Dollars)                                                2001       2000         Change      2001       2000   Change
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL CONSUMER
   Citibanking North America .....................................   $    725    $    562          29    $  2,714    $  2,273    19
   Mortgage Banking ..............................................        267         238          12       1,037         912    14
   North America Cards ...........................................      3,573       2,911          23      13,028      10,756    21
   CitiFinancial .................................................      1,469       1,318          11       5,634       5,071    11
                                                                     --------------------                --------------------
Banking / Lending ................................................      6,034       5,029          20      22,413      19,012    18
                                                                     --------------------                --------------------
   Primerica Financial Services ..................................        499         490           2       1,979       1,915     3
   Personal Lines ................................................      1,146       1,088           5       4,464       4,230     6
                                                                     --------------------                --------------------
Insurance ........................................................      1,645       1,578           4       6,443       6,145     5
                                                                     --------------------                --------------------
   Western Europe ................................................        680         591          15       2,555       2,388     7
   Japan .........................................................        880         815           8       3,382       2,781    22
       Mexico ....................................................      1,122         151          NM       2,117         603    NM
       Other Emerging Markets Consumer Banking ...................        883       1,055         (16)      4,129       4,190    (1)
                                                                     --------------------                --------------------
   Emerging Markets Consumer Banking .............................      2,005       1,206          66       6,246       4,793    30
                                                                     --------------------                --------------------
Total International ..............................................      3,565       2,612          36      12,183       9,962    22
                                                                     --------------------                --------------------
e-Consumer .......................................................         40          35          14         176         170     4
Other Consumer ...................................................        (77)         58          NM          50         169   (70)
                                                                     --------------------                --------------------
TOTAL GLOBAL CONSUMER ............................................     11,207       9,312          20      41,265      35,458    16
                                                                     --------------------                --------------------

GLOBAL CORPORATE
   Corporate Finance .............................................      3,255       3,077           6      13,452      12,830     5
   Private Client ................................................      1,438       1,628         (12)      5,954       6,916   (14)
                                                                     --------------------                --------------------

Corporate and Investment Bank ....................................      4,693       4,705          --      19,406      19,746    (2)
Emerging Markets Corporate Banking and
  Global Transaction Services ....................................      1,655       1,650          --       6,928       6,236    11
Commercial Lines Insurance .......................................      1,998       2,062          (3)      7,963       7,497     6
                                                                     --------------------                --------------------
TOTAL GLOBAL CORPORATE ...........................................      8,346       8,417          (1)     34,297      33,479     2
                                                                     --------------------                --------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
Travelers Life and Annuity .......................................      1,108         999          11       4,088       3,891     5
The Citigroup Private Bank .......................................        406         370          10       1,536       1,409     9
Citigroup Asset Management .......................................        424         490         (13)      1,929       1,845     5
                                                                     --------------------                --------------------
TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING ...........      1,938       1,859           4       7,553       7,145     6
                                                                     --------------------                --------------------

INVESTMENT ACTIVITIES ............................................        478         345          39         907       2,309   (61)
CORPORATE / OTHER ................................................         --        (280)        100        (397)       (697)   43
                                                                     --------------------                --------------------
TOTAL ADJUSTED REVENUE ...........................................     21,969      19,653          12      83,625      77,694     8
------------------------------------------------------------------------------------------------------------------------------------

                                                          [GRAPHIC APPEARS HERE]
                                                                       CITIGROUP


CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PAGE NUMBER
                                                                                                                   -----------
     CITIGROUP CONSOLIDATED
           Financial Summary                                                                                             1
           Segment Net Revenues                                                                                          2
           Segment Core Income                                                                                           3

     SEGMENT DETAIL
           GLOBAL CONSUMER:
              BANKING / LENDING
              Citibanking North America                                                                                  4
              Mortgage Banking                                                                                           5
              North America Cards                                                                                        6
              CitiFinancial                                                                                              7
              INSURANCE
              Primerica Financial Services                                                                               8
              Personal Lines                                                                                             9
              INTERNATIONAL
              Western Europe                                                                                            10
              Japan                                                                                                     11
              Asia                                                                                                      12
              Mexico                                                                                                    13
              Latin America                                                                                             14
              Central & Eastern Europe, Middle East & Africa                                                            15
           GLOBAL CORPORATE:
              Corporate and Investment Bank                                                                             16
              Salomon Smith Barney                                                                                      17
              Emerging Markets Corporate Banking and Global Transaction Services                                        18
              Commercial Lines Insurance                                                                                19
           GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
              Travelers Life and Annuity                                                                                20
              The Citigroup Private Bank                                                                                21
              Citigroup Asset Management                                                                                22
           INVESTMENT ACTIVITIES                                                                                        23

     CITIGROUP SUPPLEMENTAL DETAIL
           Consolidated Statement of Income                                                                             24
           Earnings Analysis - Managed Basis                                                                            25
           Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                                              26
           Details of Credit Loss Experience                                                                            27
           Cash Basis and Renegotiated Loans, Other Real Estate Owned and Other Repossessed Assets                      28
           Insurance Investment Portfolio                                                                               29
           Global Cards                                                                                                 30
           Global Consumer Finance                                                                                      31
           Global Corporate - Supplemental Product and Regional Results                                                 32
           Citigroup Emerging Markets                                                                                   33
           Global Wealth Management                                                                                     34

     CITICORP SUPPLEMENTAL DATA                                                                                         35
------------------------------------------------------------------------------------------------------------------------------


CITIGROUP - FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)              citigroup [LOGO]

CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH 192 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL PRODUCTS AND SERVICES.

                                                        1Q          2Q           3Q           4Q           1Q           2Q
                                                       2000        2000         2000         2000         2001         2001
                                                    ---------    ---------    ---------    ---------    ---------    ---------
CORE INCOME                                         $   3,939    $   3,341    $   3,529    $   3,331    $   3,660    $   3,785
Restructuring and Merger-Related Items                    (83)          (2)         (45)        (491)         (80)        (133)
Cumulative Effect of Accounting Changes                    --           --           --           --          (42)        (116)
                                                    ---------    ---------    ---------    ---------    ---------    ---------
NET INCOME                                          $   3,856    $   3,339    $   3,484    $   2,840    $   3,538    $   3,536
                                                    =========    =========    =========    =========    =========    =========

BASIC EARNINGS PER SHARE:
CORE INCOME                                         $    0.79    $    0.67    $    0.70    $    0.66    $    0.73    $    0.75
                                                    =========    =========    =========    =========    =========    =========
NET INCOME                                          $    0.77    $    0.67    $    0.69    $    0.57    $    0.70    $    0.70
                                                    =========    =========    =========    =========    =========    =========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                            4,975.5      4,977.1      4,978.7      4,976.5      4,984.7      4,979.6
                                                    =========    =========    =========    =========    =========    =========

PREFERRED DIVIDENDS - BASIC                         $      30    $      29    $      29    $      28    $      28    $      28
                                                    =========    =========    =========    =========    =========    =========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                         $    0.76    $    0.65    $    0.68    $    0.65    $    0.71    $    0.74
                                                    =========    =========    =========    =========    =========    =========
NET INCOME                                          $    0.75    $    0.65    $    0.67    $    0.55    $    0.69    $    0.69
                                                    =========    =========    =========    =========    =========    =========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                         $    0.78    $    0.67    $    0.70    $    0.67    $    0.73    $    0.76
                                                    =========    =========    =========    =========    =========    =========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                          5,115.4      5,121.6      5,134.8      5,116.8      5,110.0      5,100.0
                                                    =========    =========    =========    =========    =========    =========

PREFERRED DIVIDENDS - DILUTED                       $      30    $      29    $      29    $      28    $      28    $      28
                                                    =========    =========    =========    =========    =========    =========

COMMON SHARES OUTSTANDING, AT PERIOD END              5,028.4      5,027.2      5,026.2      5,022.2      5,033.7      5,026.1
                                                    =========    =========    =========    =========    =========    =========

TIER 1 CAPITAL RATIO                                    9.00%        8.03%        7.76%        8.38%        8.56%        8.82%
                                                    =========    =========    =========    =========    =========    =========
TOTAL CAPITAL RATIO                                    11.47%       10.34%        9.96%       11.23%       11.31%       11.49%
                                                    =========    =========    =========    =========    =========    =========
LEVERAGE RATIO                                          6.60%        5.99%        5.91%        5.97%        6.10%        6.17%
                                                    =========    =========    =========    =========    =========    =========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)           $   821.0    $   877.2    $   896.6    $   902.2    $   944.3    $   953.4
                                                    =========    =========    =========    =========    =========    =========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)   $    59.9    $    61.4    $    63.7    $    66.2    $    68.7    $    70.5
                                                    =========    =========    =========    =========    =========    =========
STOCKHOLDERS' EQUITY AND TRUST
SECURITIES, AT PERIOD END (IN BILLIONS)             $    64.8    $    66.3    $    68.6    $    71.1    $    73.6    $    75.1
                                                    =========    =========    =========    =========    =========    =========

BOOK VALUE PER SHARE, AT PERIOD END                 $   11.57    $   11.86    $   12.33    $   12.84    $   13.29    $   13.68
                                                    =========    =========    =========    =========    =========    =========

RETURN ON COMMON EQUITY (NET INCOME)                    26.7%        22.9%        22.7%        17.9%        21.7%        20.9%
                                                    =========    =========    =========    =========    =========    =========
RETURN ON COMMON EQUITY (CORE INCOME)                   27.3%        22.9%        22.9%        21.0%        22.5%        22.4%
                                                    =========    =========    =========    =========    =========    =========

                                                                                                                       YTD 4Q
                                                                             4Q 2001 VS.                               2001 VS.
                                                                             4Q 2000         YTD           YTD         YTD 4Q
                                                        3Q           4Q       INCREASE/       4Q            4Q      2000 INCREASE/
                                                       2001         2001     (DECREASE)      2000          2001       (DECREASE)
                                                    ---------    ---------   -----------  ---------     ---------   --------------
CORE INCOME                                         $   3,262    $   3,862       16%      $  14,140     $  14,569          3%
Restructuring and Merger-Related Items                    (85)          13                     (621)         (285)
Cumulative Effect of Accounting Changes                    --           --                       --          (158)
                                                    ---------    ---------                ---------     ---------
NET INCOME                                          $   3,177    $   3,875       36%      $  13,519     $  14,126          4%
                                                    =========    =========                =========     =========

BASIC EARNINGS PER SHARE:
CORE INCOME                                         $    0.64    $    0.75       14%      $    2.82     $    2.87          2%
                                                    =========    =========                =========     =========
NET INCOME                                          $    0.62    $    0.75       32%      $    2.69     $    2.79          4%
                                                    =========    =========                =========     =========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                            5,060.8      5,101.8                  4,977.0       5,031.7
                                                    =========    =========                =========     =========

PREFERRED DIVIDENDS - BASIC                         $      28    $      26                $     116     $     110
                                                    =========    =========                =========     =========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                         $    0.63    $    0.74       14%      $    2.74     $    2.81          3%
                                                    =========    =========                =========     =========
NET INCOME                                          $    0.61    $    0.74       35%      $    2.62     $    2.72          4%
                                                    =========    =========                =========     =========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                         $    0.65    $    0.76       13%      $    2.82     $    2.89          2%
                                                    =========    =========                =========     =========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                          5,169.0      5,209.1                  5,122.2       5,147.0
                                                    =========    =========                =========     =========

PREFERRED DIVIDENDS - DILUTED                       $      28    $      26                $     116     $     110
                                                    =========    =========                =========     =========

COMMON SHARES OUTSTANDING, AT PERIOD END              5,144.2      5,148.7                  5,022.2       5,148.7
                                                    =========    =========                =========     =========

TIER 1 CAPITAL RATIO                                    8.20%         8.4% *                  8.38%          8.4% *
                                                    =========    =========                =========     =========
TOTAL CAPITAL RATIO                                    10.77%        10.9% *                 11.23%         10.9% *
                                                    =========    =========                =========     =========
LEVERAGE RATIO                                          5.65%         5.6% *                  5.97%          5.6% *
                                                    =========    =========                =========     =========


TOTAL ASSETS, AT PERIOD END (IN BILLIONS)           $ 1,068.2    $   1,050 *              $   902.2     $   1,050 *
                                                    =========    =========                =========     =========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)   $    78.4    $    81.2 *              $    66.2     $    81.2 *
                                                    =========    =========                =========     =========
STOCKHOLDERS' EQUITY AND TRUST
SECURITIES, AT PERIOD END (IN BILLIONS)             $    85.5    $    88.4 *              $    71.1     $    88.4 *
                                                    =========    =========                =========     =========

BOOK VALUE PER SHARE, AT PERIOD END                 $   14.90    $   15.47 *              $   12.84     $   15.47 *
                                                    =========    =========                =========     =========

RETURN ON COMMON EQUITY (NET INCOME)                    17.1%        19.5% *                  22.4%         19.7% *
                                                    =========    =========                =========     =========
RETURN ON COMMON EQUITY (CORE INCOME)                   17.5%        19.4% *                  23.5%         20.4% *
                                                    =========    =========                =========     =========

*    Preliminary

CITIGROUP - SEGMENT NET REVENUES
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q          2Q          3Q          4Q          1Q          2Q
                                                      2000        2000        2000        2000        2001        2001
                                                    --------    --------    --------    --------    --------    --------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                        $    579    $    566    $    566    $    562    $    612    $    663
   Mortgage Banking                                      223         226         225         238         242         268
   North America Cards                                 2,551       2,557       2,737       2,911       3,004       3,099
   CitiFinancial                                       1,222       1,269       1,262       1,318       1,339       1,390
                                                    --------    --------    --------    --------    --------    --------
     Total Banking / Lending                           4,575       4,618       4,790       5,029       5,197       5,420

INSURANCE
   Primerica Financial Services                          472         479         474         490         490         497
   Personal Lines                                      1,034       1,050       1,058       1,088       1,080       1,106
                                                    --------    --------    --------    --------    --------    --------
     Total Insurance                                   1,506       1,529       1,532       1,578       1,570       1,603

INTERNATIONAL
   Western Europe                                        618         600         579         591         622         602
   Japan                                                 591         662         713         815         825         818

   Asia                                                  539         519         521         517         540         536

   Mexico (1)                                            197         136         119         151         151         161
   Latin America                                         420         417         401         418         409         406
   Central & Eastern Europe, Middle East and
     Africa                                              100         106         112         120         130         135
                                                    --------    --------    --------    --------    --------    --------

   Total Emerging Markets Consumer Banking             1,256       1,178       1,153       1,206       1,230       1,238

                                                    --------    --------    --------    --------    --------    --------
     Total International                               2,465       2,440       2,445       2,612       2,677       2,658

e-Consumer                                                31          28          76          35          47          35

OTHER                                                     34         (18)         95          58           9          56
                                                    --------    --------    --------    --------    --------    --------
   TOTAL GLOBAL CONSUMER                               8,611       8,597       8,938       9,312       9,500       9,772
                                                    --------    --------    --------    --------    --------    --------
GLOBAL CORPORATE:

   Corporate Finance                                   3,381       3,123       3,249       3,077       4,130       3,180

   Private Client                                      1,917       1,690       1,681       1,628       1,553       1,512
                                                    --------    --------    --------    --------    --------    --------
Corporate and Investment Bank                          5,298       4,813       4,930       4,705       5,683       4,692

Emerging Markets Corporate Banking and Global

   Transaction Services                                1,462       1,546       1,578       1,650       1,801       1,773

Commercial Lines                                       1,719       1,788       1,928       2,062       1,970       2,018
                                                    --------    --------    --------    --------    --------    --------
   TOTAL GLOBAL CORPORATE                              8,479       8,147       8,436       8,417       9,454       8,483
                                                    --------    --------    --------    --------    --------    --------
GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
Travelers Life and Annuity                             1,010         983         899         999       1,130         975
The Citigroup Private Bank                               363         339         337         370         390         375
Citigroup Asset Management                               423         461         471         490         505         477
                                                    --------    --------    --------    --------    --------    --------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE
     BANKING                                           1,796       1,783       1,707       1,859       2,025       1,827
                                                    --------    --------    --------    --------    --------    --------

CORPORATE / OTHER                                        (89)       (159)       (169)       (280)       (165)       (127)

INVESTMENT ACTIVITIES                                  1,042         426         496         345         233         360

========================================================================================================================
TOTAL ADJUSTED NET REVENUES                         $ 19,839    $ 18,794    $ 19,408    $ 19,653    $ 21,047    $ 20,315
========================================================================================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT
   ACTIVITIES                                       $  2,814    $  2,776    $  2,767    $  2,898    $  3,105    $  3,071

GLOBAL WEALTH MANAGEMENT                            $  4,386    $  4,124    $  4,041    $  4,126    $  4,228    $  3,981

GLOBAL CARDS                                        $  3,112    $  3,156    $  3,322    $  3,515    $  3,595    $  3,690

GLOBAL CONSUMER FINANCE                             $  1,842    $  1,936    $  1,965    $  2,136    $  2,197    $  2,251

                                                                                                                   YTD 4Q
                                                                           4Q 2001 VS.                            2001 VS.
                                                                             4Q 2000       YTD         YTD         YTD 4Q
                                                       3Q           4Q      INCREASE/       4Q          4Q     2000 INCREASE/
                                                      2001         2001    (DECREASE)      2000        2001      (DECREASE)
                                                    --------    --------   -----------   --------    --------  --------------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                        $    714    $    725      29%        $  2,273    $  2,714       19%
   Mortgage Banking                                      260         267      12%             912       1,037       14%
   North America Cards                                 3,352       3,573      23%          10,756      13,028       21%
   CitiFinancial                                       1,436       1,469      11%           5,071       5,634       11%
                                                    --------    --------                 --------    --------
     Total Banking / Lending                           5,762       6,034      20%          19,012      22,413       18%

INSURANCE
   Primerica Financial Services                          493         499       2%           1,915       1,979        3%
   Personal Lines                                      1,132       1,146       5%           4,230       4,464        6%
                                                    --------    --------                 --------    --------
     Total Insurance                                   1,625       1,645       4%           6,145       6,443        5%

INTERNATIONAL
   Western Europe                                        651         680      15%           2,388       2,555        7%
   Japan                                                 859         880       8%           2,781       3,382       22%

   Asia                                                  554         571      10%           2,096       2,201        5%

   Mexico (1)                                            683       1,122       NM             603       2,117        NM
   Latin America                                         396         169     (60%)          1,656       1,380      (17%)
   Central & Eastern Europe, Middle East and
     Africa                                              140         143      19%             438         548       25%
                                                    --------    --------                 --------    --------
   Total Emerging Markets Consumer Banking             1,773       2,005      66%           4,793       6,246       30%
                                                    --------    --------                 --------    --------
     Total International                               3,283       3,565      36%           9,962      12,183       22%

e-Consumer                                                54          40      14%             170         176        4%

OTHER                                                     62         (77)      NM             169          50      (70%)
                                                    --------    --------                 --------    --------
   TOTAL GLOBAL CONSUMER                              10,786      11,207      20%          35,458      41,265       16%
                                                    --------    --------                 --------    --------
GLOBAL CORPORATE:

   Corporate Finance                                   2,887       3,255       6%          12,830      13,452        5%
   Private Client                                      1,451       1,438     (12%)          6,916       5,954      (14%)
                                                    --------    --------                 --------    --------
Corporate and Investment Bank                          4,338       4,693      --           19,746      19,406       (2%)

Emerging Markets Corporate Banking and Global

   Transaction Services                                1,699       1,655      --            6,236       6,928       11%
Commercial Lines                                       1,977       1,998      (3%)          7,497       7,963        6%
                                                    --------    --------                 --------    --------
   TOTAL GLOBAL CORPORATE                              8,014       8,346      (1%)         33,479      34,297        2%
                                                    --------    --------                 --------    --------
GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
Travelers Life and Annuity                               875       1,108      11%           3,891       4,088        5%
The Citigroup Private Bank                               365         406      10%           1,409       1,536        9%
Citigroup Asset Management                               523         424     (13%)          1,845       1,929        5%
                                                    --------    --------                 --------    --------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE
     BANKING                                           1,763       1,938       4%           7,145       7,553        6%
                                                    --------    --------                 --------    --------

CORPORATE / OTHER                                       (105)         --     100%            (697)       (397)      43%

INVESTMENT ACTIVITIES                                   (164)        478      39%           2,309         907      (61%)

========================================================================                 ====================
TOTAL ADJUSTED NET REVENUES                         $ 20,294    $ 21,969      12%        $ 77,694    $ 83,625        8%
========================================================================                 ====================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT
   ACTIVITIES                                       $  3,541    $  3,747      29%        $ 11,255    $ 13,464       20%

GLOBAL WEALTH MANAGEMENT                            $  3,922    $  4,194       2%        $ 16,677    $ 16,325       (2%)

GLOBAL CARDS                                        $  4,040    $  4,306      23%        $ 13,105    $ 15,631       19%

GLOBAL CONSUMER FINANCE                             $  2,350    $  2,433      14%        $  7,879    $  9,231       17%

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP - SEGMENT CORE INCOME
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q          2Q          3Q          4Q          1Q          2Q
                                                      2000        2000        2000        2000        2001        2001
                                                    --------    --------    --------    --------    --------    --------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                        $    122    $    125    $    121    $    128    $    145    $    144
   Mortgage Banking                                       66          71          77          83          77          88
   North America Cards                                   380         388         492         527         467         455
   CitiFinancial                                         179         205         213         213         212         286
                                                    --------    --------    --------    --------    --------    --------
     Total Banking / Lending                             747         789         903         951         901         973

INSURANCE
   Primerica Financial Services                          119         125         124         124         125         128
   Personal Lines                                         74          82          68          83          87          39
                                                    --------    --------    --------    --------    --------    --------
     Total Insurance                                     193         207         192         207         212         167

INTERNATIONAL
   Western Europe                                         96          91          94         103         110         106
   Japan                                                 150         173         204         202         198         229

   Asia                                                  141         139         139         131         147         145

   Mexico (1)                                             43           6          (3)         10           4          11
   Latin America                                          56          61          57          76          58          67
   Central & Eastern Europe, Middle East
     and Africa                                           15          15          12           8          18          21
                                                    --------    --------    --------    --------    --------    --------
   Total Emerging Markets Consumer Banking               255         221         205         225         227         244
                                                    --------    --------    --------    --------    --------    --------
     Total International                                 501         485         503         530         535         579

e-Consumer                                               (59)        (37)        (31)        (33)        (24)        (22)

OTHER                                                    (39)        (34)         (7)         36           4          (8)
                                                    --------    --------    --------    --------    --------    --------
   TOTAL GLOBAL CONSUMER                               1,343       1,410       1,560       1,691       1,628       1,689
                                                    --------    --------    --------    --------    --------    --------
GLOBAL CORPORATE:

   Corporate Finance                                     921         649         637         391         824         719

   Private Client                                        359         254         251         208         195         203
                                                    --------    --------    --------    --------    --------    --------
Corporate and Investment Bank                          1,280         903         888         599       1,019         922

Emerging Markets Corporate Banking and Global

   Transaction Services                                  302         322         372         407         425         440

Commercial Lines                                         247         272         317         257         278         286
                                                    --------    --------    --------    --------    --------    --------
   TOTAL GLOBAL CORPORATE                              1,829       1,497       1,577       1,263       1,722       1,648
                                                    --------    --------    --------    --------    --------    --------
GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
Travelers Life and Annuity                               187         202         179         209         210         231
The Citigroup Private Bank                                80          79          79          85          97          93
Citigroup Asset Management                                93          87          93          72          89          80
                                                    --------    --------    --------    --------    --------    --------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE
     BANKING                                             360         368         351         366         396         404
                                                    --------    --------    --------    --------    --------    --------

CORPORATE / OTHER                                       (243)       (189)       (243)       (183)       (217)       (196)
INVESTMENT ACTIVITIES                                    650         255         284         194         131         240

=========================================================================================================================
TOTAL CORE INCOME                                   $  3,939    $  3,341    $  3,529    $  3,331    $  3,660    $  3,785
=========================================================================================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT
   ACTIVITIES                                       $    682    $    600    $    633    $    707    $    759    $    770

GLOBAL WEALTH MANAGEMENT                            $    881    $    772    $    757    $    715    $    735    $    748

GLOBAL CARDS                                        $    475    $    512    $    604    $    645    $    593    $    570

GLOBAL CONSUMER FINANCE                             $    305    $    356    $    383    $    392    $    389    $    493

                                                                                                               YTD 4Q
                                                                           4Q 2001 VS.                        2001 VS.
                                                                             4Q 2000    YTD         YTD        YTD 4Q
                                                       3Q           4Q      INCREASE/    4Q          4Q     2000 INCREASE/
                                                      2001         2001    (DECREASE)   2000        2001      (DECREASE)
                                                    --------    --------  ----------- --------    --------  --------------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                        $    151    $    165       29%    $    496    $    605      22%
   Mortgage Banking                                       92          96       16%         297         353      19%
   North America Cards                                   573         638       21%       1,787       2,133      19%
   CitiFinancial                                         308         320       50%         810       1,126      39%
                                                    --------    --------              --------    --------
     Total Banking / Lending                           1,124       1,219       28%       3,390       4,217      24%

INSURANCE
   Primerica Financial Services                          125         134        8%         492         512       4%
   Personal Lines                                         29          53      (36%)        307         208     (32%)
                                                    --------    --------              --------    --------
     Total Insurance                                     154         187      (10%)        799         720     (10%)

INTERNATIONAL
   Western Europe                                        124         143       39%         384         483      26%
   Japan                                                 244         257       27%         729         928      27%

   Asia                                                  160         159       21%         550         611      11%

   Mexico (1)                                            124         207        NM          56         346       NM
   Latin America                                          63         (68)       NM         250         120     (52%)
   Central & Eastern Europe, Middle East
   and Africa                                             24          26        NM          50          89      78%
                                                    --------    --------              --------    --------
   Total Emerging Markets Consumer Banking               371         324       44%         906       1,166      29%
                                                    --------    --------              --------    --------
     Total International                                 739         724       37%       2,019       2,577      28%

e-Consumer                                               (14)        (17)      48%        (160)        (77)     52%

OTHER                                                     15         (82)       NM         (44)        (71)    (61%)
                                                    --------    --------              --------    --------
   TOTAL GLOBAL CONSUMER                               2,018       2,031       20%       6,004       7,366      23%
                                                    --------    --------              --------    --------
GLOBAL CORPORATE:
   Corporate Finance                                     688         514       31%       2,598       2,745       6%
   Private Client                                        179         187      (10%)      1,072         764     (29%)
                                                    --------    --------              --------    --------
Corporate and Investment Bank                            867         701       17%       3,670       3,509      (4%)
Emerging Markets Corporate Banking and Global
Transaction Services                                     428         351      (14%)      1,403       1,644      17%
Commercial Lines                                        (136)        263        2%       1,093         691     (37%)
                                                    --------    --------              --------    --------
   TOTAL GLOBAL CORPORATE                              1,159       1,315        4%       6,166       5,844      (5%)
                                                    --------    --------              --------    --------
GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
Travelers Life and Annuity                               178         202       (3%)        777         821       6%
The Citigroup Private Bank                                93          95       12%         323         378      17%
Citigroup Asset Management                                93          74        3%         345         336      (3%)
                                                    --------    --------              --------    --------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE
   BANKING                                               364         371        1%       1,445       1,535       6%
                                                    --------    --------              --------    --------

CORPORATE / OTHER                                       (159)       (134)      27%        (858)       (706)     18%

INVESTMENT ACTIVITIES                                   (120)        279       44%       1,383         530     (62%)

========================================================================              ====================     =====
TOTAL CORE INCOME                                   $  3,262    $  3,862       16%    $ 14,140    $ 14,569       3%
========================================================================              ====================     =====

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT
   ACTIVITIES                                       $    883    $    769        9%    $  2,622    $  3,181      21%

GLOBAL WEALTH MANAGEMENT                            $    687    $    730        2%    $  3,125    $  2,900      (7%)

GLOBAL CARDS                                        $    736    $    835       29%    $  2,236    $  2,734      22%

GLOBAL CONSUMER FINANCE                             $    536    $    574       46%    $  1,436    $  1,992      39%

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER-BANKING/LENDING
CITIBANKING NORTH AMERICA(1)
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q          2Q          3Q          4Q          1Q          2Q
                                                      2000        2000        2000        2000        2001        2001
                                                    --------    --------    --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $    579    $    566    $    566    $    562    $    612    $    663
Adjusted Operating Expenses                              366         349         356         352         365         415
Provision for Loan Losses                                  9           7           7           6           7          13
                                                    --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                 204         210         203         204         240         235
Income Taxes                                              82          85          82          76          95          91
                                                    --------    --------    --------    --------    --------    --------
CORE INCOME                                         $    122    $    125    $    121    $    128    $    145    $    144
                                                    ========    ========    ========    ========    ========    ========
Average Assets (in billions of dollars)             $      9    $      9    $      9    $      9    $      9    $      9
                                                    ========    ========    ========    ========    ========    ========
Return on Assets                                       5.45%       5.59%       5.35%       5.66%       6.53%       6.42%
                                                    ========    ========    ========    ========    ========    ========

Average Loans (in billions of dollars)              $    7.0    $    7.0    $    6.9    $    7.0    $    7.0    $    7.0
Average Customer Deposits (in billions of
 dollars)                                           $   43.7    $   44.5    $   45.0    $   46.1    $   47.9    $   48.1
EOP Accounts (in millions)                               6.3         6.4         6.5         6.7         6.7         6.8

Non-Interest Revenue as % of Total Revenues            27.4%       26.9%       26.9%       25.2%       22.7%       29.9%

Net Credit Loss Ratio (1)                              1.00%       0.88%       0.86%       0.90%       0.85%       1.03%

Loans 90+Days Past Due:
     In millions of dollars                         $     47    $     33    $     33    $     35    $     41    $     41
     %                                                 0.67%       0.47%       0.46%       0.48%       0.59%       0.58%

Proprietary Mutual Funds / UIT                      $    373    $    124    $    280    $    280    $    331    $    255
Proprietary Money Market Funds                         1,015         679         748         690         958         722
                                                    --------    --------    --------    --------    --------    --------
Total Proprietary Funds                                1,388         803       1,028         970       1,289         977
Third Party Funds                                        947         599         426         346         420         294
                                                    --------    --------    --------    --------    --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
 dollars)                                           $  2,335    $  1,402    $  1,454    $  1,316    $  1,709    $  1,271
                                                    ========    ========    ========    ========    ========    ========
Variable Annuity Premiums & Deposits (in millions
 of dollars)                                        $    270    $    330    $    385    $    381    $    304    $    302

Branches                                                 371         367         367         367         368         368
ATM-only locations                                       153         149         155         139         153         156
Proprietary ATMs                                       2,092       2,081       2,079       2,063       2,048       2,043

                                                                                                                  YTD 4Q
                                                                           4Q 2001 VS.                            2001 VS.
                                                                            4Q 2000       YTD         YTD         YTD 4Q
                                                       3Q           4Q      INCREASE/      4Q          4Q      2000 INCREASE/
                                                      2001         2001    (DECREASE)     2000        2001       (DECREASE)
                                                    --------    --------  -----------    --------    --------  --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $    714    $    725       29%       $  2,273    $  2,714        19%
Adjusted Operating Expenses                              439         432       23%          1,423       1,651        16%
Provision for Loan Losses                                 28          22        NM             29          70         NM
                                                    --------    --------                 --------    --------
Core Income Before Taxes                                 247         271       33%            821         993        21%
Income Taxes                                              96         106       39%            325         388        19%
                                                    --------    --------                 --------    --------
CORE INCOME                                         $    151    $    165       29%       $    496    $    605        22%
                                                    ========    ========                 ========    ========
Average Assets (in billions of dollars)             $     17    $     16       78%       $      9    $     13        44%
                                                    ========    ========                 ========    ========
Return on Assets                                       3.52%       4.09%                    5.51%       4.65%
                                                    ========    ========                 ========    ========

Average Loans (in billions of dollars)              $   11.6    $   11.7       67%      $    7.0     $    9.3        33%
Average Customer Deposits (in billions of
 dollars)                                           $   56.0    $   57.5       25%      $   44.8     $   52.4        17%
EOP Accounts (in millions)                               7.8         7.7       15%

Non-Interest Revenue as % of Total Revenues             21.4%       27.0%                  26.4%        25.3%

Net Credit Loss Ratio (1)                               1.12%       1.00%

Loans 90+Days Past Due:
     In millions of dollars                         $     85    $     96        NM
     %                                                 0.68%       0.82%

Proprietary Mutual Funds / UIT                      $    251    $    229      (18%)      $  1,057    $  1,066         1%
Proprietary Money Market Funds                           339         278      (60%)         3,132       2,297       (27%)
                                                    --------    --------                 --------    --------
Total Proprietary Funds                                  590         507      (48%)         4,189       3,363       (20%)
Third Party Funds                                        392         460       33%          2,318       1,566       (32%)
                                                    --------    --------                 --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
 dollars)                                           $    982    $    967      (27%)      $  6,507    $  4,929       (24%)
                                                    ========    ========                 ========    ========
Variable Annuity Premiums & Deposits (in millions
 of dollars)                                        $    316    $    372       (2%)      $  1,366    $  1,294        (5%)

Branches                                                 446         445       21%
ATM-only locations                                       162         165       19%
Proprietary ATMs                                       2,174       2,175        5%

(1) Includes the results of The European American Bank from July 2001 forward.

(2) The 4Q00 net credit loss ratio includes a 10 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
MORTGAGE BANKING (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q          2Q           3Q          4Q           1Q          2Q
                                                      2000        2000         2000        2000         2001        2001
                                                    --------    --------     --------    --------     --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $    223    $    226     $    225    $    238     $    242    $    268
Adjusted Operating Expenses                               99         102           92         102          109         116
Provision for Loan Losses                                  9          (1)           1          (7)          --          (3)
                                                    --------    --------     --------    --------     --------    --------
Core Income Before Taxes and Minority Interest           115         125          132         143          133         155
Income Taxes                                              44          48           49          55           51          60
Minority Interest, Net of Tax                              5           6            6           5            5           7
                                                    --------    --------     --------    --------     --------    --------

CORE INCOME                                         $     66    $     71     $     77    $     83     $     77    $     88
                                                    ========    ========     ========    ========     ========    ========
Average Assets (in billions of dollars)             $     34    $     37     $     42    $     45     $     47    $     48
                                                    ========    ========     ========    ========     ========    ========
Return on Assets                                       0.78%       0.77%        0.73%       0.73%        0.66%       0.74%
                                                    ========    ========     ========    ========     ========    ========

EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                            2.8         3.0          3.3         3.5          3.5         3.5
Mortgages                                                0.7         0.9          0.9         0.9          0.9         0.9
Consumer Finance                                         0.1         0.1          0.1         0.1          0.1         0.1
                                                    --------    --------     --------    --------     --------    --------
     Total                                               3.6         4.0          4.3         4.5          4.5         4.5
                                                    ========    ========     ========    ========     ========    ========

OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF
 DOLLARS):
Mortgages (2)                                       $   20.1    $   21.6     $   23.8    $   25.9     $   26.8    $   27.3
Student Loans                                           11.6        12.3         14.2        15.3         16.8        17.2
Consumer Finance                                         0.4         0.5          0.7         0.9          1.0         1.2
                                                    --------    --------     --------    --------     --------    --------
     Average Loans - On Balance Sheet                   32.1        34.4         38.7        42.1         44.6        45.7
Other Serviced Loans                                    54.1        59.9         61.8        62.6         64.2        66.0
                                                    --------    --------     --------    --------     --------    --------
     Total                                          $   86.2    $   94.3     $  100.5    $  104.7     $  108.8    $  111.7
                                                    ========    ========     ========    ========     ========    ========

Mortgage Originations (in billions of dollars)      $    3.7    $    5.1     $    5.7    $    5.5     $    5.9    $    8.8
Student Loan Originations                           $    1.0    $    0.7     $    1.5    $    1.2     $    1.5    $    0.5
Consumer Finance Originations                       $    0.2    $    0.3     $    0.3    $    0.3     $    0.3    $    0.4

Net Credit Loss Ratio (3)                              0.19%       0.08%        0.09%       0.27%        0.06%       0.08%

Loans 90+ Days Past Due:
     In millions of dollars                         $    733    $    722     $    723    $    846     $    957    $  1,191
     %                                                 2.28%       2.10%        1.88%       2.01%        2.14%       2.61%

                                                                                                                     YTD 4Q
                                                                            4Q 2001 VS.                              2001 VS.
                                                                             4Q 2000         YTD         YTD         YTD 4Q
                                                       3Q           4Q      INCREASE/         4Q          4Q      2000 INCREASE/
                                                      2001         2001    (DECREASE)        2000        2001       (DECREASE)
                                                    --------     --------  -----------     --------    --------  --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $    260     $    267      12%         $    912    $  1,037        14%
Adjusted Operating Expenses                              104          102      --               395         431         9%
Provision for Loan Losses                                 (4)          (5)     29%                2         (12)        NM
                                                    --------     --------                  --------    --------
Core Income Before Taxes and Minority Interest           160          170      19%              515         618        20%
Income Taxes                                              62           65      18%              196         238        21%
Minority Interest, Net of Tax                              6            9      80%               22          27        23%
                                                    --------     --------                  --------    --------

CORE INCOME                                         $     92     $     96      16%         $    297    $    353        19%
                                                    ========     ========                  ========    ========
Average Assets (in billions of dollars)             $     47     $     48       7%         $     40    $     48        20%
                                                    ========     ========                  ========    ========
Return on Assets                                       0.78%        0.79%                     0.74%       0.74%
                                                    ========     ========                  ========    ========
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                            3.7          3.8       9%
Mortgages                                                0.9          0.9      --
Consumer Finance                                         0.1          0.1      --
                                                    --------     --------                  --------    --------
     Total                                               4.7          4.8       7%
                                                    ========     ========                  ========    ========

OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF
 DOLLARS):
Mortgages (2)                                       $   25.8     $   25.3      (2%)        $   22.9    $   26.3        15%
Student Loans                                           17.6         18.3      20%             13.4        17.5        31%
Consumer Finance                                         1.4          1.6      78%              0.5         1.3         NM
                                                    --------     --------                  --------    --------
     Average Loans - On Balance Sheet                   44.8         45.2       7%             36.8        45.1        23%
Other Serviced Loans                                    69.6         70.1      12%             59.6        67.5        13%
                                                    --------     --------                  --------    --------
     Total                                          $  114.4     $  115.3      10%         $   96.4    $  112.6        17%
                                                    ========     ========                  ========    ========

Mortgage Originations (in billions of dollars)      $    8.1     $    9.5      73%         $   20.0    $   32.3        62%
Student Loan Originations                           $    1.2     $    1.2      --          $    4.4    $    4.4        --
Consumer Finance Originations                       $    0.5     $    0.6     100%         $    1.1    $    1.8        64%

Net Credit Loss Ratio (3)                              0.10%        0.12%

Loans 90+ Days Past Due:
     In millions of dollars                         $  1,204     $  1,157      37%
     %                                                 2.74%        2.53%

(1) Includes Student Loans.
(2) Includes loans held for sale.
(3) The 4Q00 net credit loss ratio includes a 16 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
NORTH AMERICA CARDS (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q          2Q          3Q          4Q          1Q          2Q
                                                      2000        2000        2000        2000        2001        2001
                                                    --------    --------    --------    --------    --------    --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE          $  2,551    $  2,557    $  2,737    $  2,911    $  3,004    $  3,099
Adjusted Operating Expenses                              957         975       1,005       1,017       1,041       1,003
Adjusted Provision for Loan Losses                       990         961         957       1,065       1,221       1,371
                                                    --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                 604         621         775         829         742         725
Income Taxes                                             224         233         283         302         275         270
                                                    --------    --------    --------    --------    --------    --------
CORE INCOME                                         $    380    $    388    $    492    $    527    $    467    $    455
                                                    ========    ========    ========    ========    ========    ========
Managed Average Assets (in billions of dollars)     $     90    $     94    $    101    $    106    $    106    $    106
                                                    ========    ========    ========    ========    ========    ========
Return on Managed Assets                               1.70%       1.66%       1.94%       1.98%       1.79%       1.72%
                                                    ========    ========    ========    ========    ========    ========
CITI CARDS DATA (2):
(in billions of dollars)
Net Interest Revenue (in millions of dollars) (3)   $  1,956    $  1,899    $  2,055    $  2,198    $  2,374    $  2,411
% of Average Managed Loans                             9.29%       8.66%       8.62%       8.83%       9.61%       9.61%

Risk Adjusted Revenue (in millions of dollars) (4)  $  1,471    $  1,516    $  1,701    $  1,768    $  1,709    $  1,627
% of Average Managed Loans                             6.99%       6.91%       7.14%       7.10%       6.92%       6.49%

Adjusted Operating Expenses as % of Average
  Managed Loans                                        4.19%       4.14%       3.93%       3.79%       3.93%       3.73%

End of Period Managed Receivables                   $   86.1    $   92.3    $   97.7    $  103.2    $  100.5    $  103.9
Total EOP Open Accounts (in millions)                   78.5        83.9        89.4        90.8        93.2        94.1
Total Sales                                         $   48.4    $   55.3    $   55.2    $   56.8    $   51.2    $   55.6

END OF PERIOD LOANS:
    On Balance Sheet                                $   27.9    $   33.5    $   37.9    $   37.0    $   32.6    $   32.6
    Securitized                                         54.5        51.6        53.3        57.2        60.1        61.4
    Held for Sale                                        3.4         6.5         5.8         8.1         7.0         9.0
                                                    --------    --------    --------    --------    --------    --------
      Total                                         $   85.8    $   91.6    $   97.0    $  102.3    $   99.7    $  103.0
                                                    ========    ========    ========    ========    ========    ========
AVERAGE LOANS:
    On Balance Sheet                                $   26.9    $   32.1    $   36.9    $   36.9    $   34.7    $   33.5
    Securitized                                         54.7        51.7        51.1        55.4        58.5        59.7
    Held for Sale                                        3.1         4.4         6.8         6.7         7.0         7.4
                                                    --------    --------    --------    --------    --------    --------
      Total                                         $   84.7    $   88.2    $   94.8    $   99.0    $  100.2    $  100.6
                                                    ========    ========    ========    ========    ========    ========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                $    340    $    374    $    377    $    420    $    465    $    481
    Securitized                                          619         534         509         570         668         812
    Held for Sale                                         21          40          56          61          63          90
                                                    --------    --------    --------    --------    --------    --------
      Total                                         $    980    $    948    $    942    $  1,051    $  1,196    $  1,383
                                                    ========    ========    ========    ========    ========    ========
Coincident Net Credit Loss Ratio                       4.65%       4.32%       3.95%       4.22%       4.84%       5.51%

12 Month Lagged Net Credit Loss Ratio                  5.11%       4.81%       4.67%       5.16%       5.72%       6.29%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                          $  1,281    $  1,156    $  1,295    $  1,497    $  1,836    $  1,775
    %                                                  1.49%       1.26%       1.34%       1.46%       1.84%       1.72%

                                                                                                                    YTD 4Q
                                                                          4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000        YTD         YTD          YTD 4Q
                                                       3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                      2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                    --------    --------  -----------    --------    --------   --------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE          $  3,352    $  3,573       23%       $ 10,756    $ 13,028          21%
Adjusted Operating Expenses                            1,004       1,021       --           3,954       4,069           3%
Adjusted Provision for Loan Losses                     1,434       1,567       47%          3,973       5,593          41%
                                                    --------    --------                 --------    --------
Core Income Before Taxes                                 914         985       19%          2,829       3,366          19%
Income Taxes                                             341         347       15%          1,042       1,233          18%
                                                    --------    --------                 --------    --------
CORE INCOME                                         $    573    $    638       21%       $  1,787    $  2,133          19%
                                                    ========    ========                 ========    ========
Managed Average Assets (in billions of dollars)     $    109    $    110        4%       $     98    $    108          10%
                                                    ========    ========                 ========    ========
Return on Managed Assets                               2.09%       2.30%                    1.82%       1.98%
                                                    ========    ========                 ========    ========
CITI CARDS DATA (2):
(in billions of dollars)
Net Interest Revenue (in millions of dollars) (3)   $  2,685    $  2,906       32%       $  8,108    $ 10,376          28%
% of Average Managed Loans                            10.34%      11.04%                    8.84%      10.17%

Risk Adjusted Revenue (in millions of dollars) (4)  $  1,850    $  1,934        9%       $  6,456    $  7,120          10%
% of Average Managed Loans                             7.13%       7.35%                    7.04%       6.98%

Adjusted Operating Expenses as % of Average
  Managed Loans                                        3.61%       3.50%

End of Period Managed Receivables                   $  105.6    $  108.9        6%
Total EOP Open Accounts (in millions)                   93.4        92.9        2%
Total Sales                                         $   55.0    $   56.7       --        $  215.7    $  218.5           1%

END OF PERIOD LOANS:
    On Balance Sheet                                $   33.0    $   34.2       (8%)
    Securitized                                         65.2        67.0       17%
    Held for Sale                                        6.5         6.5      (20%)
                                                    --------    --------
      Total                                         $  104.7    $  107.7        5%
                                                    ========    ========
AVERAGE LOANS:
    On Balance Sheet                                $   33.5    $   33.0      (11%)      $   33.2    $   33.7           2%
    Securitized                                         61.3        64.9       17%           53.2        61.1          15%
    Held for Sale                                        8.2         6.5       (3%)           5.3         7.3          38%
                                                    --------    --------                 --------    --------
      Total                                         $  103.0    $  104.4        5%       $   91.7    $  102.1          11%
                                                    ========    ========                 ========    ========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                $    541    $    615       46%       $  1,511    $  2,102          39%
    Securitized                                          790         870       53%          2,232       3,140          41%
    Held for Sale                                         92          69       13%            178         314          76%
                                                    --------    --------                 --------    --------
      Total                                         $  1,423    $  1,554       48%       $  3,921    $  5,556          42%
                                                    ========    ========                 ========    ========
Coincident Net Credit Loss Ratio                       5.48%       5.91%

12 Month Lagged Net Credit Loss Ratio                  5.96%       6.23%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                          $  1,908    $  2,135       43%
    %                                                  1.82%       1.98%

(1) Includes Citi Cards (bankcards and private-label cards) and Diners Club.
(2) Excludes Diners Club
(3) Includes delinquency and other risk-based charges.
(4) Risk Adjusted Revenue is adjusted revenues less net credit losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
CITIFINANCIAL
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q          2Q          3Q           4Q          1Q          2Q
                                                      2000        2000        2000         2000        2001        2001
                                                    --------    --------    --------     --------    --------    --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE*         $  1,222    $  1,269    $   1,262    $  1,318    $  1,339    $  1,390
Adjusted Operating Expenses                              536         571          568         581         569         502
Adjusted Provision for Benefits, Claims, and
  Credit Losses                                          404         373          362         407         428         434
                                                    --------    --------    ---------    --------    --------    --------
Core Income Before Taxes                                 282         325          332         330         342         454
Income Taxes                                             103         120          119         117         130         168
                                                    --------    --------    ---------    --------    --------    --------
CORE INCOME                                         $    179    $    205    $     213    $    213    $    212    $    286
                                                    ========    ========    =========    ========    ========    ========
Managed Average Assets (in billions of dollars)     $     51    $     55    $      58    $     61    $     63    $     65
                                                    ========    ========    =========    ========    ========    ========
Return on Managed Assets                               1.41%       1.50%        1.46%       1.39%       1.36%       1.76%
                                                    ========    ========    =========    ========    ========    ========

NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans - Other              $   29.6    $   31.1    $    32.0    $   32.9    $   34.7    $   34.2
     Real estate secured loans - PFS Sourced             4.1         4.4          4.7         5.2         5.6         6.4
     Personal loans                                      9.8         9.7          9.7         9.9         9.8         9.8
     Auto                                                3.0         3.8          4.2         4.6         5.2         5.8
     Sales finance and other                             2.8         2.6          2.6         2.7         2.4         2.3
                                                    --------    --------    ---------    --------    --------    --------
        Total                                       $   49.3    $   51.6    $    53.2    $   55.3    $   57.7    $   58.5
                                                    ========    ========    =========    ========    ========    ========

Number of offices                                      2,767       2,738        2,699       2,720       2,430       2,336

Average yield                                         14.26%     14.16%       14.11%      14.03%      13.93%      13.69%
Average net interest margin                            8.21%      7.84%        7.61%       7.55%       7.70%       7.85%
Net credit loss ratio                                  2.92%      2.49%        2.33%       2.57%       2.57%       2.55%

Loans 90+ Days Past Due:
     In millions of dollars                         $  1,044    $ 1,033    $   1,084    $  1,272    $  1,599    $  1,757
     %                                                 2.11%      1.98%        2.00%       2.23%       2.77%       3.00%

                                                                                                                   YTD 4Q
                                                                          4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000        YTD         YTD         YTD 4Q
                                                       3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                      2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                    --------    --------  -----------    --------    --------   --------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE*         $  1,436    $  1,469      11%    $  5,071   $  5,634              11%
Adjusted Operating Expenses                              492         443     (24%)      2,256      2,006             (11%)
Adjusted Provision for Benefits, Claims, and
  Credit Losses                                          451         517      27%       1,546      1,830              18%
                                                    --------    --------             --------   --------
Core Income Before Taxes                                 493         509      54%       1,269      1,798              42%
Income Taxes                                             185         189      62%         459        672              46%
                                                    --------    --------             --------   --------
CORE INCOME                                         $    308    $    320      50%    $    810   $  1,126              39%
                                                    ========    ========             ========   ========
Managed Average Assets (in billions of dollars)     $     66    $     67      10%    $     56   $     65              16%
                                                    ========    ========             ========   ========
Return on Managed Assets                               1.85%       1.89%                1.45%      1.73%
                                                    ========    ========             ========   ========

NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans - Other              $   34.3    $   33.5       2%
     Real estate secured loans - PFS Sourced             7.1         7.8      50%
     Personal loans                                      9.6         9.7      (2%)
     Auto                                                6.3         6.5      41%
     Sales finance and other                             2.4         2.7      --
                                                    --------    --------
        Total                                       $   59.7    $   60.2       9%
                                                    ========    ========

Number of offices                                      2,320       2,221     (18%)

Average yield                                         13.38%      13.02%               14.14%     13.50%
Average net interest margin                            7.95%       8.45%                7.79%      7.99%
Net credit loss ratio                                  2.53%       3.14%

Loans 90+ Days Past Due:
     In millions of dollars                         $  1,909    $  2,002      57%
     %                                                 3.20%       3.32%

* Excludes realized gains / (losses) on investments.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INSURANCE
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q        2Q          3Q         4Q          1Q        2Q
                                                      2000      2000        2000       2000        2001      2001
                                                    --------   --------   --------   --------    --------  --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*            $    472   $    479   $    474   $    490   $    490   $    497
Adjusted Operating Expenses                              162        159        177        161        169        172
Provision for Benefits and Claims                        125        126        106        139        128        127
                                                    --------   --------   --------   --------    --------  --------
Core Income Before Taxes                                 185        194        191        190        193        198
Income Taxes                                              66         69         67         66         68         70
                                                    --------   --------   --------   --------    --------  --------
CORE INCOME                                         $    119   $    125   $    124   $    124   $    125   $    128
                                                    ========   ========   ========   ========   ========   ========

LIFE INSURANCE
Face value (in billions) of:
  Life insurance issued                             $   15.0   $   18.5   $   16.8   $   17.1   $   16.3   $   18.6
  Life insurance in force                           $  397.8   $  403.6   $  408.4   $  412.7   $  415.4   $  422.9

Annualized issued premiums                          $   44.1   $   54.1   $   49.5   $   50.0   $   47.4   $   53.7
Direct premiums                                     $  324.5   $  330.9   $  333.3   $  337.6   $  340.4   $  346.9
Earned premiums                                     $  270.6   $  277.4   $  275.0   $  282.6   $  284.0   $  285.2

OTHER PRODUCTS
Mutual fund sales at NAV:
     Proprietary                                    $  465.0   $  468.7   $  448.5   $  428.9   $  479.9   $  509.1
     Other funds                                       497.1      552.5      397.8      368.5      330.1      259.1
                                                    --------   --------   --------   --------    --------  --------
         Total U.S. mutual fund sales                  962.1    1,021.2      846.3      797.4      810.0      768.2
     Mutual fund sales - Canada                        228.8      128.1      117.4      119.0      183.8      100.1
                                                    --------   --------   --------   --------    --------  --------
         Total mutual fund sales                    $1,190.9   $1,149.3   $  963.7   $  916.4   $  993.8   $  868.3
                                                    ========   ========   ========   ========   ========   ========

Cash advanced on $.M.A.R.T. and $.A.F.E
  loans (1)                                         $  492.0   $  475.6   $  457.2   $  667.5   $  694.5   $1,091.9

Variable annuity net written premiums and
  deposits                                          $  249.9   $  248.0   $  270.6   $  288.2   $  247.6   $  237.1

AGENTS LICENSED FOR:
     Life insurance                                   79,818     82,288     85,183     86,900     88,907     93,998
     Mutual funds                                     25,570     25,968     27,300     27,961     27,671     28,766
     $.M.A.R.T. / $.A.F.E. loans                      93,055     99,481    105,640    116,491    125,450    133,200
     Variable annuities                               16,453     16,692     17,281     17,777     18,665     19,642
     Long term care                                    8,010      7,785      9,612     10,134     10,869     11,319
     Home & Auto Insurance                            13,238     13,038     12,194     11,647     11,275     12,834

Financial Needs Analyses submitted                   110,900    109,451    108,838    108,705    114,991    122,009

                                                                                                                 YTD 4Q
                                                                         4Q 2001 VS.                             2001 VS.
                                                                          4Q 2000         YTD        YTD         YTD 4Q
                                                       3Q         4Q      INCREASE/        4Q         4Q      2000 INCREASE/
                                                      2001       2001    (DECREASE)       2000       2001       (DECREASE)
                                                    --------   --------  -----------    --------   --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*            $    493   $    499       2%        $  1,915   $  1,979          3%
Adjusted Operating Expenses                              171        171       6%             659        683          4%
Provision for Benefits and Claims                        129        122     (12%)            496        506          2%
                                                    --------   --------                 --------   --------
Core Income Before Taxes                                 193        206       8%             760        790          4%
Income Taxes                                              68         72       9%             268        278          4%
                                                    --------   --------                 --------   --------
CORE INCOME                                         $    125   $    134       8%        $    492   $    512          4%
                                                    ========   ========                 ========   ========

LIFE INSURANCE
Face value (in billions) of:
  Life insurance issued                             $   17.6   $   19.0      11%        $   67.4   $   71.5          6%
  Life insurance in force                           $  427.7   $  434.8       5%

Annualized issued premiums                          $   50.9   $   53.8       8%        $  197.7   $  205.8          4%
Direct premiums                                     $  348.1   $  352.2       4%        $1,326.3   $1,387.6          5%
Earned premiums                                     $  287.1   $  288.9       2%        $1,105.6   $1,145.2          4%

OTHER PRODUCTS
Mutual fund sales at NAV:
     Proprietary                                    $  496.7   $  491.0      14%        $1,811.1   $1,976.7          9%
     Other funds                                       195.4      197.6     (46%)        1,815.9      982.2        (46%)
                                                    --------   --------                 --------   --------
         Total U.S. mutual fund sales                  692.1      688.6     (14%)        3,627.0    2,958.9        (18%)
     Mutual fund sales - Canada                         84.4       81.6     (31%)          593.3      449.9        (24%)
                                                    --------   --------                 --------   --------
         Total mutual fund sales                    $  776.5   $  770.2     (16%)       $4,220.3   $3,408.8        (19%)
                                                    ========   ========                 ========   ========

Cash advanced on $.M.A.R.T. and $.A.F.E
  loans (1)                                         $1,006.1   $1,077.3      61%        $2,092.3   $3,869.8         85%

Variable annuity net written premiums and
  deposits                                          $  222.1   $  217.2     (25%)       $1,056.7   $  924.0        (13%)

AGENTS LICENSED FOR:
     Life insurance                                   93,156     95,679      10%
     Mutual funds                                     29,653     30,305       8%
     $.M.A.R.T. / $.A.F.E. loans                     143,738    149,127      28%
     Variable annuities                               20,179     20,613      16%
     Long term care                                   12,010     12,724      26%
     Home                                             12,473     11,738       1%

Financial Needs Analyses submitted                   119,093    114,287       5%         437,894    470,380          7%

(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.

* Excludes realized gains / (losses) on investments.

GLOBAL CONSUMER - INSURANCE
PERSONAL LINES
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q           3Q           4Q          1Q          2Q
                                                       2000        2000         2000         2000        2001        2001
                                                     --------    --------     --------     --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*             $  1,034    $  1,050     $  1,058     $  1,088    $  1,080    $  1,106
Adjusted Operating Expenses                               250         256          246          250         267         261
Claims and Claim Adjustment Expenses                      659         673          717          718         688         793
                                                     --------    --------     --------     --------    --------    --------
Core Income Before Taxes and Minority Interest            125         121           95          120         125          52
Income Taxes                                               38          36           27           37          38          13
Minority Interest, Net of Tax                              13           3           --           --          --          --
                                                     --------    --------     --------     --------    --------    --------
CORE INCOME (1)                                      $     74    $     82     $     68     $     83    $     87    $     39
                                                     ========    ========     ========     ========    ========    ========
NET WRITTEN PREMIUMS BY PRODUCT LINE (2):
Auto                                                 $  588.7    $  614.7     $  608.7     $  596.1    $  639.1    $  669.0
Homeowners and other                                    307.9       378.6        397.1        372.5       322.7       404.5
                                                     --------    --------     --------     --------    --------    --------
      Total net written premiums (a)                 $  896.6    $  993.3     $1,005.8     $  968.6    $  961.8    $1,073.5
                                                     ========    ========     ========     ========    ========    ========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                   $  710.4    $  791.9     $  801.0     $  776.1    $  775.2    $  865.0
Additional distribution                                 139.4       158.9        169.9        165.5       159.1       174.5
Other                                                    46.8        42.5         34.9         27.0        27.5        34.0
                                                     --------    --------     --------     --------    --------    --------
      Total net written premiums (a)                 $  896.6    $  993.3     $1,005.8     $  968.6    $  961.8    $1,073.5
                                                     ========    ========     ========     ========    ========    ========
STATUTORY RATIO DEVELOPMENT (2):
Earned premiums (b)                                  $  917.2    $  927.7     $  937.8     $  972.5    $  957.9    $  994.9

Losses and loss adjustment expenses (c)                 661.5       674.0        719.3        721.0       688.5       793.1
Other underwriting expenses (d)                         242.1       254.3        260.3        245.3       254.6       264.9
                                                     --------    --------     --------     --------    --------    --------
      Total deductions                                  903.6       928.3        979.6        966.3       943.1     1,058.0
                                                     --------    --------     --------     --------    --------    --------
Statutory underwriting gain/(loss)                   $   13.6    $   (0.6)    $  (41.8)    $    6.2    $   14.8    $  (63.1)
                                                     ========    ========     ========     ========    ========    ========

STATUTORY COMBINED RATIO (2):
Loss and loss adjustment expense ratio (c / b)          72.1%       72.7%        76.7%        74.1%       71.9%       79.7%
Other underwriting expense ratio (d / a)                27.0%       25.6%        25.9%        25.3%       26.5%       24.7%
                                                     --------    --------     --------     --------    --------    --------
      Combined ratio                                    99.1%       98.3%       102.6%        99.4%       98.4%      104.4%
                                                     ========    ========     ========     ========    ========    ========

Net investment income (pre-tax)                      $  113.1    $  115.2     $  113.0     $  107.7    $  114.1    $  102.7
Effective tax rate on net investment income             29.3%       29.5%        29.4%        29.2%       29.2%       28.1%
Catastrophe losses, net of reinsurance (after-tax)   $   30.4    $   17.2     $    1.9     $    4.1    $     --    $   42.3

                                                                                                                      YTD 4Q
                                                                           4Q 2001 VS.                               2001 VS.
                                                                            4Q 2000           YTD        YTD          YTD 4Q
                                                        3Q           4Q      INCREASE/         4Q         4Q      2000 INCREASE/
                                                       2001         2001    (DECREASE)        2000       2001       (DECREASE)
                                                     --------     --------  -----------     --------   --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*             $  1,132     $  1,146        5%        $  4,230     $  4,464         6%
Adjusted Operating Expenses                               276          275       10%           1,002        1,079         8%
Claims and Claim Adjustment Expenses                      820          798       11%           2,767        3,099        12%
                                                     --------     --------                  --------     --------
Core Income Before Taxes and Minority Interest             36           73      (39%)            461          286       (38%)
Income Taxes                                                7           20      (46%)            138           78       (43%)
Minority Interest, Net of Tax                              --           --       --               16           --      (100%)
                                                     --------     --------                  --------     --------
CORE INCOME (1)                                      $     29     $     53      (36%)       $    307     $    208       (32%)
                                                     ========     ========                  ========     ========
NET WRITTEN PREMIUMS BY PRODUCT LINE (2):
Auto                                                 $  682.2     $  652.3        9%        $2,408.2     $2,642.6        10%
Homeowners and other                                    414.6        381.9        3%         1,456.1      1,523.7         5%
                                                     --------     --------                  --------     --------
      Total net written premiums (a)                 $1,096.8     $1,034.2        7%        $3,864.3     $4,166.3         8%
                                                     ========     ========                  ========     ========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                   $  889.5     $  836.6        8%        $3,079.4     $3,366.3         9%
Additional distribution                                 179.7        173.8        5%           633.7        687.1         8%
Other                                                    27.6         23.8      (12%)          151.2        112.9       (25%)
                                                     --------     --------                  --------     --------
      Total net written premiums (a)                 $1,096.8     $1,034.2        7%        $3,864.3     $4,166.3         8%
                                                     ========     ========                  ========     ========
STATUTORY RATIO DEVELOPMENT (2):
Earned premiums (b)                                  $1,021.5     $1,038.8        7%        $3,755.2     $4,013.1         7%
Losses and loss adjustment expenses (c)                 819.7        798.4       11%         2,775.8      3,099.7        12%
Other underwriting expenses (d)                         280.8        261.4        7%         1,002.0      1,061.7         6%
                                                     --------     --------                  --------     --------
      Total deductions                                1,100.5      1,059.8       10%         3,777.8      4,161.4        10%
                                                     --------     --------                  --------     --------
Statutory underwriting gain/(loss)                   $  (79.0)    $  (21.0)       NM        $  (22.6)    $ (148.3)        NM
                                                     ========     ========                  ========     ========

STATUTORY COMBINED RATIO (2):
Loss and loss adjustment expense ratio (c / b)          80.2%        76.9%                     73.9%        77.2%
Other underwriting expense ratio (d / a)                25.6%        25.3%                     25.9%        25.5%
                                                     --------     --------                  --------     --------
      Combined ratio                                   105.8%       102.2%                     99.8%       102.7%
                                                     ========     ========                  ========     ========

Net investment income (pre-tax)                      $  101.4     $   97.4      (10%)       $  449.0     $  415.6        (7%)
Effective tax rate on net investment income             28.8%        27.9%                     29.4%        28.4%
Catastrophe losses, net of reinsurance (after-tax)   $   41.6     $    2.3      (44%)       $   53.6     $   86.2        61%

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 2001 third quarter and 2001 full year results include the effects of the events of September 11, 2001, which resulted in a decrease of $4.0 million to premiums, an increase of $60.0 million to losses and loss adjustment expenses and a decrease of $64.0 million to statutory underwriting loss. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 74.1%, 25.5%, and 99.6%, respectively, and for the 2001 full year were 75.7%, 25.5% and 101.2%, respectively.

      * Excludes realized gains / (losses) on investments.

NM - Not meaningful

      Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
WESTERN EUROPE
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       2000        2000        2000        2000        2001        2001
                                                     --------    --------    --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    618    $    600    $    579    $    591    $    622    $    602
Adjusted Operating Expenses                               363         365         333         335         350         332
Provision for Benefits, Claims, and Credit Losses         104          92          97          97          99         101
                                                     --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                  151         143         149         159         173         169
Income Taxes                                               55          52          55          56          63          63
                                                     --------    --------    --------    --------    --------    --------
CORE INCOME                                          $     96    $     91    $     94    $    103    $    110    $    106
                                                     ========    ========    ========    ========    ========    ========

Average Assets (in billions of dollars)              $     22    $     21    $     21    $     21    $     21    $     22
                                                     ========    ========    ========    ========    ========    ========
Return on Assets                                        1.76%       1.74%       1.78%       1.95%       2.12%       1.93%
                                                     ========    ========    ========    ========    ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                $    2.3    $    2.2    $    2.2    $    2.2    $    2.0    $    2.1
Mortgages                                                 2.1         2.1         2.1         2.1         2.2         2.2
Auto                                                      1.3         1.4         1.4         1.5         1.6         1.6
Personal                                                 10.1        10.0         9.9         9.9        10.4        10.1
Other                                                     1.1         1.1         1.1         1.0         1.1         1.1
                                                     --------    --------    --------    --------    --------    --------
    Total                                            $   16.9    $   16.8    $   16.7    $   16.7    $   17.3    $   17.1
                                                     ========    ========    ========    ========    ========    ========

Average Customer Deposits (in billions of dollars)   $   13.0    $   12.5    $   12.1    $   12.0    $   12.9    $   13.0

EOP Accounts (in millions)                                9.8         9.9        10.0        10.1         9.9        10.0
EOP Card Accounts (in millions)                           2.4         2.5         2.5         2.6         2.1         2.2

Non-Interest Revenue as % of Total Revenues             33.0%       31.6%       33.4%       33.0%       30.6%       28.1%

Net Credit Loss Ratio (1)                               1.88%       1.84%       2.01%       2.40%       1.92%       1.98%

Loan 90+ Days Past Due:
    In millions of dollars                           $    899    $    892    $    829    $    835    $    785    $    740
    %                                                   5.31%       5.18%       5.09%       4.78%       4.68%       4.34%

Proprietary Mutual Funds / UIT                       $    353    $    361    $    222    $    225    $    189    $    212
Proprietary Money Market Funds                            195         116         101         108         162         152
                                                     --------    --------    --------    --------    --------    --------
Total Proprietary Funds                                   548         477         323         333         351         364
Third Party Funds                                         469         326         436         337         322         258
                                                     --------    --------    --------    --------    --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $  1,017    $    803    $    759    $    670    $    673    $    622
                                                     ========    ========    ========    ========    ========    ========

Branches                                                  434         434         437         436         432         434
Consumer Finance Offices                                  128         131         132         130         131         128
ATM-only locations                                         33          34          36          33          45          50
Proprietary ATMs                                          839         859         875         883         888         909

                                                                                                                     YTD 4Q
                                                                           4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000          YTD        YTD          YTD 4Q
                                                        3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                       2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                     --------    --------  -----------    --------    --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    651    $    680      15%        $  2,388    $  2,555         7%
Adjusted Operating Expenses                               353         357       7%           1,396       1,392        --
Provision for Benefits, Claims, and Credit Losses         106         108      11%             390         414         6%
                                                     --------    --------                 --------    --------
Core Income Before Taxes                                  192         215      35%             602         749        24%
Income Taxes                                               68          72      29%             218         266        22%
                                                     --------    --------                 --------    --------
CORE INCOME                                          $    124    $    143      39%        $    384    $    483        26%
                                                     ========    ========                 ========    ========

Average Assets (in billions of dollars)              $     23    $     23      10%        $     21    $     22         5%
                                                     ========    ========                 ========    ========
Return on Assets                                        2.14%       2.47%                    1.83%       2.20%
                                                     ========    ========                 ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                $    2.3    $    2.4       9%        $    2.2    $    2.2        --
Mortgages                                                 2.6         2.7      29%             2.1         2.4        14%
Auto                                                      1.8         1.7      13%             1.4         1.7        21%
Personal                                                 10.8        11.0      11%            10.0        10.6         6%
Other                                                     1.1         1.0      --              1.1         1.1        --
                                                     --------    --------                 --------    --------
    Total                                            $   18.6    $   18.8      13%        $   16.8    $   18.0         7%
                                                     ========    ========                 ========    ========

Average Customer Deposits (in billions of dollars)   $   13.6    $   13.7      14%        $   12.4    $   13.3         7%

EOP Accounts (in millions)                               10.1        10.1      --
EOP Card Accounts (in millions)                           2.3         2.5      (4%)

Non-Interest Revenue as % of Total Revenues             30.6%       28.4%                    32.7%       29.4%

Net Credit Loss Ratio (1)                               1.82%       1.83%

Loan 90+ Days Past Due:
    In millions of dollars                           $    817    $    800      (4%)
    %                                                   4.29%       4.21%

Proprietary Mutual Funds / UIT                       $    174    $    182     (19%)       $  1,161    $    757       (35%)
Proprietary Money Market Funds                            152         232       NM             520         698        34%
                                                     --------    --------                 --------    --------
Total Proprietary Funds                                   326         414      24%           1,681       1,455       (13%)
Third Party Funds                                         224         280     (17%)          1,568       1,084       (31%)
                                                     --------    --------                 --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $    550    $    694       4%        $  3,249    $  2,539       (22%)
                                                     ========    ========                 ========    ========

Branches                                                  436         436      --
Consumer Finance Offices                                  130         130      --
ATM-only locations                                         98          97       NM
Proprietary ATMs                                          946         939       6%

(1) The 4Q00 net credit loss ratio includes a 24 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
JAPAN
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       2000        2000        2000        2000        2001        2001
                                                     --------    --------    --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    591    $    662    $    713    $    815    $    825    $    818
Adjusted Operating Expenses                               249         267         274         361         353         313
Provision for Benefits, Claims, and Credit Losses         105         121         127         147         162         147
                                                     --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                  237         274         312         307         310         358
Income Taxes                                               87         101         108         105         112         129
                                                     --------    --------    --------    --------    --------    --------
CORE INCOME                                          $    150    $    173    $    204    $    202    $    198    $    229
                                                     ========    ========    ========    ========    ========    ========

Average Assets (in billions of dollars)              $     15    $     16    $     18    $     20    $     19    $     20
                                                     ========    ========    ========    ========    ========    ========
Return on Assets                                        4.02%       4.35%       4.51%       4.02%       4.23%       4.59%
                                                     ========    ========    ========    ========    ========    ========
AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                            $    3.4    $    3.8    $    4.0    $    4.2    $    4.2    $    4.3
Cards                                                     0.8         1.1         1.1         1.1         1.0         1.0
Personal                                                  5.2         5.8         6.8         8.0         7.9         8.3
Other                                                     0.2         0.2         0.3         0.3         0.4         0.4
                                                     --------    --------    --------    --------    --------    --------
    Total                                            $    9.6    $   10.9    $   12.2    $   13.6    $   13.5    $   14.0
                                                     ========    ========    ========    ========    ========    ========

Average Customer Deposits (in billions of dollars)   $   13.1    $   13.5    $   13.9    $   13.9    $   14.3    $   14.7

EOP Accounts (in millions)                                4.0         4.1         4.6         4.8         4.9         5.0
EOP Card Accounts (in millions)                           0.9         0.9         1.0         1.0         1.0         1.0

Non-Interest Revenue as % of Total Revenues             11.2%       13.0%       11.5%       10.3%        9.6%       10.5%

Net Credit Loss Ratio                                   3.68%       3.19%       3.15%       3.81%       4.06%       3.74%

Loan 90+ Days Past Due:
    In millions of dollars                           $    103    $    100    $    105    $    101    $    107    $    129
    %                                                   0.99%       0.83%       0.76%       0.73%       0.81%       0.91%

Proprietary Mutual Funds / UIT                       $     67    $     78    $    178    $     75    $     99    $    130
Proprietary Money Market Funds                            273         246         207          71          91         116
                                                     --------    --------    --------    --------    --------    --------
Total Proprietary Funds                                   340         324         385         146         190         246
Third Party Funds                                         113         104          36         110          92          84
                                                     --------    --------    --------    --------    --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $    453    $    428    $    421    $    256    $    282    $    330
                                                     ========    ========    ========    ========    ========    ========

Branches                                                   22          22          22          22          22          22
Consumer Finance Offices                                  685         742         878         902         902         907
ATM-only locations/Unmanned Kiosks                         78         110         140         161         205         269
Proprietary ATMs                                           61          61          61          61          61          62

                                                                                                                     YTD 4Q
                                                                           4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000          YTD        YTD          YTD 4Q
                                                        3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                       2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                     --------    --------  -----------    --------    --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    859    $    880       8%        $  2,781    $  3,382        22%
Adjusted Operating Expenses                               316         300     (17%)          1,151       1,282        11%
Provision for Benefits, Claims, and Credit Losses         163         177      20%             500         649        30%
                                                     --------    --------                 --------    --------
Core Income Before Taxes                                  380         403      31%           1,130       1,451        28%
Income Taxes                                              136         146      39%             401         523        30%
                                                     --------    --------                 --------    --------
CORE INCOME                                          $    244    $    257      27%        $    729    $    928        27%
                                                     ========    ========                 ========    ========

Average Assets (in billions of dollars)              $     21    $     20      --         $     17    $     20        18%
                                                     ========    ========                 ========    ========
Return on Assets                                        4.61%       5.10%                    4.29%       4.64%
                                                     ========    ========                 ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                            $    4.7    $    4.5       7%        $    3.9    $    4.4        13%
Cards                                                     1.1         1.0      (9%)            1.0         1.0         0%
Personal                                                  8.6         8.7       9%             6.5         8.4        29%
Other                                                     0.3         1.0       NM             0.2         0.6         NM
                                                     --------    --------                 --------    --------
    Total                                            $   14.7    $   15.2      12%        $   11.6    $   14.4        24%
                                                     ========    ========                 ========    ========

Average Customer Deposits (in billions of dollars)   $   15.4    $   15.3      10%        $   13.6    $   14.9        10%

EOP Accounts (in millions)                                5.2         5.2       8%
EOP Card Accounts (in millions)                           1.0         1.0      --

Non-Interest Revenue as % of Total Revenues             14.7%       15.7%                    10.3%       12.7%

Net Credit Loss Ratio                                   4.04%       4.53%

Loan 90+ Days Past Due:
    In millions of dollars                           $    174    $    178      76%
    %                                                   1.12%       1.24%

Proprietary Mutual Funds / UIT                       $    162    $     92      23%        $    398    $    483        21%
Proprietary Money Market Funds                            100          65      (8%)            797         372       (53%)
                                                     --------    --------                 --------    --------
Total Proprietary Funds                                   262         157       8%           1,195         855       (28%)
Third Party Funds                                         126         166      51%             363         468        29%
                                                     --------    --------                 --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $    388    $    323      26%        $  1,558    $  1,323       (15%)
                                                     ========    ========                 ========    ========

Branches                                                   22          22      --
Consumer Finance Offices                                  906         877      (3%)
ATM-only locations/Unmanned Kiosks                        335         381       NM
Proprietary ATMs                                           65          65       7%

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
ASIA  (EXCLUDING JAPAN)
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       2000        2000        2000        2000        2001        2001
                                                     --------    --------    --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    539    $    519    $    521    $    517    $    540    $    536
Adjusted Operating Expenses                               246         242         235         248         244         241
Provision for Benefits, Claims, and Credit Losses          74          62          71          66          62          67
                                                     --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                  219         215         215         203         234         228
Income Taxes                                               78          76          76          72          87          83
                                                     --------    --------    --------    --------    --------    --------
CORE INCOME                                          $    141    $    139    $    139    $    131    $    147    $    145
                                                     ========    ========    ========    ========    ========    ========

Average Assets (in billions of dollars)              $     27    $     26    $     27    $     26    $     25    $     25
                                                     ========    ========    ========    ========    ========    ========
Return on Assets                                        2.10%       2.15%       2.05%       2.00%       2.38%       2.33%
                                                     ========    ========    ========    ========    ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                            $   12.5    $   12.2    $   12.0    $   11.6    $   11.5    $   11.2
Cards                                                     4.7         4.7         4.8         4.8         4.8         4.8
Auto                                                      2.3         2.3         2.4         2.4         2.4         2.3
Personal                                                  1.2         1.2         1.3         1.3         1.3         1.3
Other                                                     1.9         1.8         1.8         1.7         1.6         1.6
                                                     --------    --------    --------    --------    --------    --------
    Total                                            $   22.6    $   22.2    $   22.3    $   21.8    $   21.6    $   21.2
                                                     ========    ========    ========    ========    ========    ========

Average Customer Deposits (in billions of dollars)   $   34.2    $   34.4    $   35.1    $   35.1    $   36.1    $   35.5

EOP Accounts (in millions)                                7.5         7.7         8.0         8.2         8.5         9.0
EOP Card Accounts (in millions)                           4.5         4.6         4.7         4.9         5.1         5.6

Non-Interest Revenue as % of Total Revenues             34.5%       31.2%       32.4%       30.7%       31.5%      30.6%

Net Credit Loss Ratio                                   1.24%       1.07%       1.14%       1.18%       1.14%      1.23%

Loans 90+ Days Past Due:
    In millions of dollars                           $    433    $    396    $    350    $    335    $    334    $    338
    %                                                   1.92%       1.75%       1.57%       1.51%       1.58%       1.59%

Proprietary Mutual Funds / UIT                       $     85    $    103    $    133    $    205    $    107    $    306
Proprietary Money Market Funds                             78          61          49          97          91          73
                                                     --------    --------    --------    --------    --------    --------
Total Proprietary Funds                                   163         164         182         302         198         379
Third Party Funds                                       1,834         840         985         961         828         834
                                                     --------    --------    --------    --------    --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $  1,997    $  1,004    $  1,167    $  1,263    $  1,026    $  1,213
                                                     ========    ========    ========    ========    ========    ========

Branches                                                   71          73          76          77          77          77
ATM-only locations                                         79          75          74          73          77          75
Proprietary ATMs                                          300         300         301         303         303         302

                                                                                                                    YTD 4Q
                                                                           4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000          YTD        YTD         YTD 4Q
                                                        3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                       2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                     --------    --------  -----------    --------    --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    554    $    571       10%       $  2,096    $  2,201           5%
Adjusted Operating Expenses                               235         249       --             971         969          --
Provision for Benefits, Claims, and Credit Losses          67          72        9%            273         268          (2%)
                                                     --------    --------                 --------    --------
Core Income Before Taxes                                  252         250       23%            852         964          13%
Income Taxes                                               92          91       26%            302         353          17%
                                                     --------    --------                 --------    --------
CORE INCOME                                          $    160    $    159       21%       $    550    $    611          11%
                                                     ========    ========                 ========    ========

Average Assets (in billions of dollars)              $     25    $     25       (4%)      $     27    $     25          (7%)
                                                     ========    ========                 ========    ========
Return on Assets                                        2.54%       2.52%                    2.04%       2.44%
                                                     ========    ========                 ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                            $   11.1    $   11.0       (5%)      $   12.1    $   11.2          (7%)
Cards                                                     5.1         5.2        8%            4.8         5.0           4%
Auto                                                      2.2         2.1      (13%)           2.4         2.3          (4%)
Personal                                                  1.4         1.4        8%            1.3         1.4           8%
Other                                                     1.5         1.5      (12%)           1.6         1.4         (13%)
                                                     --------    --------                 --------    --------
    Total                                            $   21.3    $   21.2       (3%)      $   22.2    $   21.3          (4%)
                                                     ========    ========                 ========    ========

Average Customer Deposits (in billions of dollars)   $   35.3    $   34.9       (1%)      $   34.7    $   35.5           2%

EOP Accounts (in millions)                                9.3         9.8       20%
EOP Card Accounts (in millions)                           5.8         6.2       27%

Non-Interest Revenue as % of Total Revenues             29.4%       28.0%                    32.9%       31.0%

Net Credit Loss Ratio                                   1.21%       1.28%

Loans 90+ Days Past Due:
    In millions of dollars                           $    348    $    367       10%
    %                                                   1.65%       1.73%

Proprietary Mutual Funds / UIT                       $    180    $     90      (56%)      $    526    $    683          30%
Proprietary Money Market Funds                             73          65      (33%)           285         302           6%
                                                     --------    --------                 --------    --------
Total Proprietary Funds                                   253         155      (49%)           811         985          21%
Third Party Funds                                       1,170       1,331       39%          4,620       4,163         (10%)
                                                     --------    --------                 --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $  1,423    $  1,486       18%       $  5,431    $  5,148          (5%)
                                                     ========    ========                 ========    ========

Branches                                                   77          79        3%
ATM-only locations                                         75          75        3%
Proprietary ATMs                                          304         309        2%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
MEXICO (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q           4Q          1Q          2Q
                                                       2000        2000        2000         2000        2001        2001
                                                     --------    --------    --------     --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    197    $    136    $    119     $    151    $    151    $    161
Adjusted Operating Expenses                               114         114         113          120         128         133
Provision for Benefits, Claims, and Credit Losses          15          10           7            8          11           7
                                                     --------    --------    --------     --------    --------    --------
Core Income Before Taxes                                   68          12          (1)          23          12          21
Income Taxes                                               25           6           2           13           8          10
Minority Interest, Net of Tax                              --          --          --           --          --          --
                                                     --------    --------    --------     --------    --------    --------

CORE INCOME                                          $     43    $      6    $     (3)    $     10    $      4    $     11
                                                     ========    ========    ========     ========    ========    ========

Average Assets (in billions of dollars)              $     10    $      9    $      8     $      9    $     11    $     11
                                                     ========    ========    ========     ========    ========    ========
Return on Assets                                        1.73%       0.27%     -0.15%         0.44%       0.15%       0.40%
                                                     ========    ========    ========     ========    ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Consumer                                             $    0.3    $    0.2    $    0.3     $    0.3    $    0.3    $    0.4
Corporate                                                 3.4         3.2         3.0          3.1         3.2         3.4
Government / Government Agencies                          0.2         0.2         0.2          0.2         0.2         0.2
                                                     --------    --------    --------     --------    --------    --------
    Total                                            $    3.9    $    3.6    $    3.5     $    3.6    $    3.7    $    4.0
                                                     ========    ========    ========     ========    ========    ========

Average Customer Deposits (in billions of dollars)   $    3.6    $    3.1    $    3.2     $    2.9    $    3.0    $    2.6

EOP Accounts (in millions)                                1.1         1.1         1.7          1.7         1.7         1.7
EOP Card Accounts (in millions)                           0.4         0.4         0.4          0.5         0.5         0.5

Consumer Non-Interest Revenue as % of Total
  Consumer Revenues                                     26.7%       24.1%       82.3%        65.4%       38.1%       33.8%

Consumer Net Credit Loss Ratio                          5.48%       4.66%       3.54%        3.38%       4.13%       3.20%

Consumer Loans 90+ Days Past Due:
    In millions of dollars                           $     28    $     18    $     15     $     15    $     16    $     25
    %                                                  10.94%       7.32%       5.75%        5.17%       5.19%       6.33%

Branches                                                  227         222         196          196         196         196

Commercial Cash Basis Loans:
    In millions of dollars                           $     66    $     71    $     80     $     79    $     68    $    164
    %                                                   1.95%       2.22%       2.52%        2.33%       2.01%       4.52%

Assets Under Management - Retirement Services
  (in millions of dollars)                           $  1,257    $  1,064    $  1,257     $  1,370    $  1,703    $  1,988

                                                                                             YTD        YTD
                                                        3Q          4Q                       4Q          4Q
                                                       2001        2001                     2000        2001
                                                     --------    --------  -----------    --------    --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    683    $  1,122                 $    603   $  2,117
Adjusted Operating Expenses                               460         678                      461      1,399
Provision for Benefits, Claims, and Credit Losses          57         179                       40        254
                                                     --------    --------                 --------   --------
Core Income Before Taxes                                  166         265                      102        464
Income Taxes                                               33          40                       46         91
Minority Interest, Net of Tax                               9          18                       --         27
                                                     --------    --------                 --------   --------
CORE INCOME                                          $    124    $    207                 $     56   $    346
                                                     ========    ========                 ========   ========

Average Assets (in billions of dollars)              $     49    $     70                 $      9   $     35
                                                     ========    ========                 ========   ========
Return on Assets                                        1.00%       1.17%                    0.62%      0.99%
                                                     ========    ========                 ========   ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Consumer                                             $    3.8    $    5.8                 $    0.3   $    2.6
Corporate                                                 9.6        12.4                      3.2        7.2
Government / Government Agencies                          2.9         3.1                      0.2        1.5
                                                     --------    --------                 --------   --------
    Total                                            $   16.3    $   21.3                 $    3.7   $   11.3
                                                     ========    ========                 ========   ========

Average Customer Deposits (in billions of dollars)   $   23.7    $   28.0                 $    3.2   $   14.3

EOP Accounts (in millions)                               16.5        16.1
EOP Card Accounts (in millions)                           9.0         8.9

Consumer Non-Interest Revenue as % of Total
  Consumer Revenues                                     34.4%       48.0%

Consumer Net Credit Loss Ratio                          3.43%       3.88%

Consumer Loans 90+ Days Past Due:
    In millions of dollars                           $    507    $    523
    %                                                   9.06%       8.75%

Branches                                                1,560       1,483

Commercial Cash Basis Loans:
    In millions of dollars                           $    600    $  1,030
    %                                                   3.72%       7.28%

Assets Under Management - Retirement Services
  (in millions of dollars)                           $  5,541    $  6,321

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA (EXCLUDING MEXICO)
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       2000        2000        2000        2000        2001        2001
                                                     --------    --------    --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    420    $    417    $    401    $    418    $    409    $    406
Adjusted Operating Expenses                               249         252         247         259         254         239
Provision for Benefits, Claims, and Credit Losses          87          73          66          72          72          71
                                                     --------    --------    --------    --------    --------    --------
Core Income (Loss) Before Taxes                            84          92          88          87          83          96
Income Taxes (Benefit)                                     28          31          31          11          25          29
                                                     --------    --------    --------    --------    --------    --------
CORE INCOME (LOSS)                                   $     56    $     61    $     57    $     76    $     58    $     67
                                                     ========    ========    ========    ========    ========    ========

Average Assets (in billions of dollars)              $     10    $      9    $      9    $      9    $      9    $      8
                                                     ========    ========    ========    ========    ========    ========
Return on Assets                                        2.25%       2.73%       2.52%       3.36%       2.61%       3.36%
                                                     ========    ========    ========    ========    ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                            $    2.0    $    2.0    $    2.1    $    2.0    $    2.1    $    2.0
Cards                                                     1.6         1.5         1.5         1.5         1.5         1.5
Auto                                                      1.4         1.0         0.9         0.9         0.8         0.7
Personal                                                  1.9         1.9         1.8         1.8         1.8         1.7
Other                                                     0.5         0.5         0.5         0.4         0.3         0.3
                                                     --------    --------    --------    --------    --------    --------
    Total                                            $    7.4    $    6.9    $    6.8    $    6.6    $    6.5    $    6.2
                                                     ========    ========    ========    ========    ========    ========

Average Customer Deposits (in billions of dollars)   $   10.6    $   10.5    $   10.6    $   10.6    $   11.0    $   10.6

EOP Accounts (in millions)                                7.2         7.3         7.3         7.2         7.2         7.2
EOP Card Accounts (in millions)                           1.6         1.6         1.6         1.6         1.6         1.5

Non-Interest Revenue as % of Total Revenues             38.8%       38.3%       35.9%       38.7%       37.5%       35.9%

Net Credit Loss Ratio (1)                               4.74%       4.24%       3.90%       5.69%       4.24%       4.28%

Loans 90+ Days Past Due:
    In millions of dollars                           $    303    $    303    $    303    $    235    $    302    $    285
    %                                                   4.32%       4.39%       4.49%       3.59%       4.74%       4.69%

Proprietary Mutual Funds/UIT Funds                   $    375    $    244    $    366    $    273    $    398    $    211
Proprietary Money Market Funds                          1,052       1,053         819         872         830         848
                                                     --------    --------    --------    --------    --------    --------
Total Proprietary Funds                              $  1,427    $  1,297    $  1,185    $  1,145    $  1,228    $  1,059
Third Party Funds                                         215         145         122         127         143         161
                                                     --------    --------    --------    --------    --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $  1,642    $  1,442    $  1,307    $  1,272    $  1,371    $  1,220
                                                     ========    ========    ========    ========    ========    ========

Branches                                                  212         208         208         210         208         209
Consumer Finance Offices                                  101         101         101         110         120         119
ATM-only locations                                         83          84          88          84          85          86
Proprietary ATMs                                          477         483         482         465         476         448

                                                                                                                     YTD 4Q
                                                                           4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000          YTD        YTD          YTD 4Q
                                                        3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                       2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                     --------    --------  -----------    --------    --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    396    $    169      (60%)      $  1,656    $  1,380         (17%)
Adjusted Operating Expenses                               225         220      (15%)         1,007         938          (7%)
Provision for Benefits, Claims, and Credit Losses          82          74        3%            298         299          --
                                                     --------    --------                 --------    --------
Core Income (Loss) Before Taxes                            89        (125)       NM            351         143         (59%)
Income Taxes (Benefit)                                     26         (57)       NM            101          23         (77%)
                                                     --------    --------                 --------    --------
CORE INCOME (LOSS)                                   $     63    $    (68)       NM       $    250    $    120         (52%)
                                                     ========    ========                 ========    ========

Average Assets (in billions of dollars)              $      8    $      8      (11%)      $      9    $      8         (11%)
                                                     ========    ========                 ========    ========
Return on Assets                                        3.12%          NM                    2.78%       1.50%
                                                     ========    ========                 ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                            $    1.9    $    1.9       (5%)      $    2.0    $    2.0          --
Cards                                                     1.4         1.4       (7%)           1.5         1.5          --
Auto                                                      0.6         0.5      (44%)           1.1         0.7         (36%)
Personal                                                  1.6         1.6      (11%)           1.9         1.7         (11%)
Other                                                     0.3         0.2      (50%)           0.4         0.1         (75%)
                                                     --------    --------                 --------    --------
    Total                                            $    5.8    $    5.6      (15%)      $    6.9    $    6.0         (13%)
                                                     ========    ========                 ========    ========

Average Customer Deposits (in billions of dollars)   $   10.2    $    9.9       (7%)      $   10.6    $   10.4          (2%)

EOP Accounts (in millions)                                7.1         7.1       (1%)
EOP Card Accounts (in millions)                           1.5         1.5       (6%)

Non-Interest Revenue as % of Total Revenues             38.0%          NM                    37.9%       27.0%

Net Credit Loss Ratio (1)                               5.20%       4.93%

Loans 90+ Days Past Due:
    In millions of dollars                           $    255    $    248        6%
    %                                                   4.51%       4.71%

Proprietary Mutual Funds/UIT Funds                   $    203    $    182      (33%)      $  1,258    $    994         (21%)
Proprietary Money Market Funds                            823       1,042       19%          3,796       3,543          (7%)
                                                     --------    --------                 --------    --------
Total Proprietary Funds                              $  1,026    $  1,224        7%          5,054       4,537         (10%)
Third Party Funds                                         217         160       26%            609         681          12%
                                                     --------    --------                 --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $  1,243    $  1,384        9%       $  5,663    $  5,218          (8%)
                                                     ========    ========                 ========    ========

Branches                                                  207         211       --
Consumer Finance Offices                                  110         110       --
ATM-only locations                                         85          84       --
Proprietary ATMs                                          456         460       (1%)

(1) The 4Q00 net credit loss ratio includes a 243 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       2000        2000        2000        2000        2001        2001
                                                     --------    --------    --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    100    $    106    $    112    $    120    $    130    $    135
Adjusted Operating Expenses                                67          76          88         101          93          94
Provision for Benefits, Claims, and Credit Losses          10           8           7           8           9          10
                                                     --------    --------    --------    --------    --------    --------
Core Income Before Taxes                                   23          22          17          11          28          31
Income Taxes                                                8           7           5           3          10          10
                                                     --------    --------    --------    --------    --------    --------
CORE INCOME                                          $     15    $     15    $     12    $      8    $     18    $     21
                                                     ========    ========    ========    ========    ========    ========

Average Assets (in billions of dollars)              $      3    $      3    $      3    $      4    $      4    $      4
                                                     ========    ========    ========    ========    ========    ========
Return on Assets                                        2.01%       2.01%       1.59%       0.80%       1.83%       2.11%
                                                     ========    ========    ========    ========    ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                $    0.5    $    0.5    $    0.6    $    0.6    $    0.6    $    0.6
Mortgages                                                 0.2         0.2         0.2         0.2         0.2         0.2
Auto                                                      0.3         0.3         0.3         0.3         0.4         0.4
Personal                                                  0.4         0.4         0.4         0.5         0.5         0.6
Other                                                     0.5         0.5         0.4         0.4         0.5         0.5
                                                     --------    --------    --------    --------    --------    --------
    Total                                            $    1.9    $    1.9    $    1.9    $    2.0    $    2.2    $    2.3
                                                     ========    ========    ========    ========    ========    ========

Average Customer Deposits (in billions of dollars)   $    3.6    $    3.7    $    3.9    $    4.2    $    5.6    $    5.8

EOP Accounts (in millions)                                2.2         2.4         2.7         2.8         3.3         3.5
EOP Card Accounts (in millions)                           1.5         1.6         1.7         1.8         1.9         1.9

Non-Interest Revenue as % of Total Revenues             42.4%       42.6%       40.1%       40.9%       39.2%       41.7%

Net Credit Loss Ratio (1)                               2.60%       1.66%       1.45%       2.10%       1.66%       1.70%

Loans 90+ Days Past Due:
 In millions of dollars                              $     40    $     38    $     34    $     32    $     33    $     32
 %                                                      2.16%       1.95%       1.73%       1.37%       1.40%       1.31%

Proprietary Mutual Funds / UIT                       $      7    $     21    $     11    $      9    $      4    $      3
Proprietary Money Market Funds                              1           1           1           1          --           1
                                                     --------    --------    --------    --------    --------    --------
Total Proprietary Funds                                     8          22          12          10           4           4
Third Party Funds                                         154         116          72          36          90         138
                                                     --------    --------    --------    --------    --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $    162    $    138    $     84    $     46    $     94    $    142
                                                     ========    ========    ========    ========    ========    ========

Branches                                                   36         145         159         162         169         178
ATM-only locations                                         50          53          57          65          76          93
Proprietary ATMs                                          112         113         119         129         144         185

                                                                                                                    YTD 4Q
                                                                           4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000          YTD        YTD         YTD 4Q
                                                        3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                       2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                     --------    --------  -----------    --------    --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $    140    $    143      19%        $    438    $    548          25%
Adjusted Operating Expenses                                91          91     (10%)            332         369          11%
Provision for Benefits, Claims, and Credit Losses          10          10      25%              33          39          18%
                                                     --------    --------                 --------    --------
Core Income Before Taxes                                   39          42       NM              73         140          92%
Income Taxes                                               15          16       NM              23          51           NM
                                                     --------    --------                 --------    --------
CORE INCOME                                          $     24    $     26       NM        $     50    $     89          78%
                                                     ========    ========                 ========    ========

Average Assets (in billions of dollars)              $      4    $      4      --         $      3    $      4          33%
                                                     ========    ========                 ========    ========
Return on Assets                                        2.38%       2.58%                    1.67%       2.23%
                                                     ========    ========                 ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                $    0.6    $    0.7      17%        $    0.6    $    0.6          --
Mortgages                                                 0.2         0.2      --              0.2         0.2          --
Auto                                                      0.4         0.4      33%             0.3         0.4          33%
Personal                                                  0.6         0.6      20%             0.4         0.6          50%
Other                                                     0.5         0.5      25%             0.4         0.5          25%
                                                     --------    --------                 --------    --------
    Total                                            $    2.3    $    2.4      20%        $    1.9    $    2.3          21%
                                                     ========    ========                 ========    ========

Average Customer Deposits (in billions of dollars)   $    6.0    $    6.1      45%        $    3.9    $    5.9          51%

EOP Accounts (in millions)                                3.7         3.9      39%
EOP Card Accounts (in millions)                           2.0         2.1      17%

Non-Interest Revenue as % of Total Revenues             42.4%       42.2%       3%            42.5%       40.5%

Net Credit Loss Ratio (1)                               1.62%       1.60%

Loans 90+ Days Past Due:
 In millions of dollars                              $     32    $     36      13%
 %                                                      1.30%       1.41%

Proprietary Mutual Funds / UIT                       $      1    $      1     (89%)       $     48    $      9         (81%)
Proprietary Money Market Funds                              6          12       NM               4          19           NM
                                                     --------    --------                 --------    --------
Total Proprietary Funds                                     7          13      30%              52          28         (46%)
Third Party Funds                                         173         280       NM             378         681          80%
                                                     --------    --------                 --------    --------
Mutual Fund / UIT Sales at NAV (in millions of
  dollars)                                           $    180    $    293       NM        $    430    $    709          65%
                                                     ========    ========                 ========    ========

Branches                                                  178         182      12%
ATM-only locations                                        105         107      65%
Proprietary ATMs                                          197         205      59%

(1) The 4Q00 net credit loss ratio includes a 59 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
CORPORATE AND INVESTMENT BANK
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                       2000        2000        2000        2000        2001        2001
                                                     --------    --------    --------    --------    --------    --------
REVENUES:
  Commissions and Fees                               $  1,337    $  1,046    $  1,019    $  1,069    $  1,040    $    941
  Asset Management and Administration Fees                500         546         551         572         536         503
  Investment Banking                                    1,001         967       1,125       1,005       1,239       1,138
  Principal Transactions                                1,289         993       1,114         842       1,561         835
  Other Income                                            282         300         180         207         296         138
                                                     --------    --------    --------    --------    --------    --------
     Total Non-Interest Revenues                        4,409       3,852       3,989       3,695       4,672       3,555
     Net Interest and Dividends                           889         961         941       1,010       1,011       1,137
                                                     --------    --------    --------    --------    --------    --------
       Total Revenues, Net of Interest Expense          5,298       4,813       4,930       4,705       5,683       4,692
                                                     --------    --------    --------    --------    --------    --------
Non-Interest Expenses:
  Compensation and Benefits                             2,340       2,345       2,471       2,388       2,829       2,249
  Communications                                          194         214         225         239         223         221
  Occupancy and Equipment                                 150         161         167         176         179         169
  Floor Brokerage and Other Production                    155         156         174         176         204         164
  Other Operating and Administrative Expenses             337         418         383         399         435         246
                                                     --------    --------    --------    --------    --------    --------
       Total Non-Interest Expenses                      3,176       3,294       3,420       3,378       3,870       3,049
                                                     --------    --------    --------    --------    --------    --------
Provision for Credit Losses                                90         160         113         392         230         230
                                                     --------    --------    --------    --------    --------    --------
Core Income Before Taxes and Minority Interest          2,032       1,359       1,397         935       1,583       1,413
Income Taxes and Minority Interest, Net of Tax            752         456         509         336         564         491
                                                     --------    --------    --------    --------    --------    --------
    CORE INCOME                                      $  1,280    $    903    $    888    $    599    $  1,019    $    922
                                                     ========    ========    ========    ========    ========    ========

Pre-tax profit Margin                                   38.4%       28.2%       28.3%       19.9%       27.9%       30.1%
Non-Compensation Expenses as a Percent of
   Net Revenues                                         15.8%       19.7%       19.2%       21.0%       18.3%       17.1%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                         44.2%       48.7%       50.1%       50.8%       49.8%       47.9%

                                                                                                                    YTD 4Q
                                                                           4Q 2001 VS.                              2001 VS.
                                                                            4Q 2000          YTD        YTD         YTD 4Q
                                                        3Q          4Q      INCREASE/        4Q          4Q      2000 INCREASE/
                                                       2001        2001    (DECREASE)       2000        2001       (DECREASE)
                                                     --------    --------  -----------    --------    --------   --------------
REVENUES:
  Commissions and Fees                               $    844    $    877      (18%)      $  4,471    $  3,702         (17%)
  Asset Management and Administration Fees                526         470      (18%)         2,169       2,035          (6%)
  Investment Banking                                      930       1,212       21%          4,098       4,519          10%
  Principal Transactions                                  451         401      (52%)         4,238       3,248         (23%)
  Other Income                                            384          75      (64%)           969         893          (8%)
                                                     --------    --------                 --------    --------
     Total Non-Interest Revenues                        3,135       3,035      (18%)        15,945      14,397         (10%)
                                                     --------    --------                 --------    --------
     Net Interest and Dividends                         1,203       1,658       64%          3,801       5,009          32%
                                                     --------    --------                 --------    --------
       Total Revenues, Net of Interest Expense          4,338       4,693       --          19,746      19,406          (2%)
                                                     --------    --------                 --------    --------
Non-Interest Expenses:
  Compensation and Benefits                             2,032       2,314       (3%)         9,544       9,424          (1%)
  Communications                                          215         225       (6%)           872         884           1%
  Occupancy and Equipment                                 164         157      (11%)           654         669           2%
  Floor Brokerage and Other Production                    163         175       (1%)           661         706           7%
  Other Operating and Administrative Expenses             226         256      (36%)         1,537       1,163         (24%)
                                                     --------    --------                 --------    --------
       Total Non-Interest Expenses                      2,800       3,127       (7%)        13,268      12,846          (3%)
                                                     --------    --------                 --------    --------
Provision for Credit Losses                               181         476       21%            755       1,117          48%
                                                     --------    --------                 --------    --------
Core Income Before Taxes and Minority Interest          1,357       1,090       17%          5,723       5,443          (5%)
Income Taxes and Minority Interest, Net of Tax            490         389       16%          2,053       1,934          (6%)
                                                     --------    --------                 --------    --------
    CORE INCOME                                      $    867    $    701       17%       $  3,670    $  3,509          (4%)
                                                     ========    ========                 ========    ========

Pre-tax profit Margin                                   31.3%       23.2%                    29.0%       28.0%
Non-Compensation Expenses as a Percent of
   Net Revenues                                         17.7%       17.3%                    18.9%       17.6%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                         46.8%       49.3%                    48.3%       48.6%

GLOBAL CORPORATE
SALOMON SMITH BARNEY
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q           2Q           3Q           4Q           1Q           2Q
                                                       2000         2000         2000         2000         2001         2001
                                                    ----------   ----------   ----------   ----------   ----------   ----------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed         $    133.1   $    135.8   $    140.2   $    145.6   $    134.4   $    149.3
    Financial Consultant (FC) Managed                     55.4         58.2         62.2         56.2         51.9         57.0
                                                    ----------   ----------   ----------   ----------   ----------   ----------
       Total assets under fee-based management (1)  $    188.5   $    194.0   $    202.4   $    201.8   $    186.3   $    206.3
                                                    ==========   ==========   ==========   ==========   ==========   ==========

Total client assets                                 $  1,032.2   $  1,031.5   $  1,047.3   $    977.2   $    910.5   $    981.0

PRIVATE CLIENT
Financial Consultants                                   11,552       11,838       12,122       12,353       12,675       12,802
Annualized  revenue per FC (000)                    $      667   $      577   $      562   $      533   $      501   $      473
Branch offices                                             491          501          512          522          530          530

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    Debt and equity
       Global volume (2)                            $ 96,610.9   $ 95,769.7   $ 85,071.4   $ 78,264.1   $130,245.9   $117,423.1
       Global market share                               10.2%        11.8%        10.3%        11.4%        12.1%        10.9%
       Rank                                                  2            1            2            2            2            2

       U.S. volume (3)                              $ 74,051.3   $ 61,522.9   $ 64,095.7   $ 58,587.8   $ 99,224.8   $ 93,777.4
       U.S. market share                                 13.0%        13.2%        12.7%        13.9%        14.1%        12.5%
       Rank                                                  2            2            2            1            2            2

    Municipals
       Volume (4)                                   $  4,875.2   $  7,689.0   $  6,120.1   $  6,520.3   $  8,688.3   $ 10,261.7
       Market share                                      12.0%        13.9%        12.6%        11.7%        14.8%        13.2%
       Rank                                                  1            1            1            2            1            1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made               1,416        1,442        1,612        1,873        1,834        1,521
% of S&P Groups covered by research                        98%         100%          97%         100%           99%         99%

Total equity (in billions of dollars) (5)           $      9.9   $     10.3   $     10.7   $     11.1   $     11.8   $     12.2
Return on equity (5)                                     41.1%        26.2%        26.7%        25.7%        28.4%        25.5%

                                                                                                                        YTD 4Q
                                                                              4Q 2001 VS.                              2001 VS.
                                                                               4Q 2000         YTD          YTD         YTD 4Q
                                                        3Q           4Q        INCREASE/        4Q           4Q      2000 INCREASE/
                                                       2001         2001      (DECREASE)       2000         2001       (DECREASE)
                                                    ----------   ----------   ----------    ----------   ----------  --------------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed         $    134.9   $    150.2        3%       $    145.6   $    150.2         3%
    Financial Consultant (FC) Managed                     49.4         54.9       (2%)            56.2         54.9        (2%)
                                                    ----------   ----------                 ----------   ----------
       Total assets under fee-based management (1)  $    184.3   $    205.1        2%       $    201.8   $    205.1         2%
                                                    ==========   ==========                 ==========   ==========

Total client assets                                 $    905.4   $    976.7       --        $    977.2   $    976.7        --

PRIVATE CLIENT
Financial Consultants                                   12,963       12,927        5%           12,353       12,927         5%
Annualized  revenue per FC (000)                    $      450   $      440      (17%)      $      584   $      466       (20%)
Branch offices                                             538          536        3%              522          536         3%

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    Debt and equity
       Global volume (2)                            $ 94,163.1   $145,733.1       86%       $355,716.1   $487,565.2        37%
       Global market share                               10.6%        14.0%                      10.9%        12.0%
       Rank                                                  2            1                          2            1

       U.S. volume (3)                              $ 79,203.6   $122,452.2      109%       $258,257.7   $394,658.0        53%
       U.S. market share                                 11.7%        16.4%                      13.2%         13.7%
       Rank                                                  1            1                          2            1

    Municipals
       Volume (4)                                   $  8,941.5   $ 11,849.9       82%       $ 25,204.6   $ 39,741.4        58%
       Market share                                      15.1%        13.0%                      12.6%        13.8%
       Rank                                                  1            1                          1            1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made               1,213        1,202      (36%)           1,873        1,202       (36%)
% of S&P Groups covered by research                        99%          96%                        98%          96%

Total equity (in billions of dollars) (5)           $     11.5   $     11.7        5%       $     11.1   $     11.7         5%
Return on equity (5)                                     20.6%        18.2%                      29.7%        23.2%

(1)   Includes some assets jointly managed with Citigroup Asset Management.
(2) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.
(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.
(4)  Total long term excluding private placement.
(5) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q         2Q         3Q         4Q          1Q         2Q
                                                      2000       2000       2000       2000        2001       2001
                                                    --------   --------   --------   --------    --------   --------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $  1,462   $  1,546   $  1,578   $  1,650    $  1,801   $  1,773
Adjusted Operating Expenses                              913        961        961      1,010       1,089      1,022
Provision for Loan Losses                                 75         74         19         (4)         39         54
                                                    --------   --------   --------   --------    --------   --------
Core Income Before Taxes and Minority Interest           474        511        598        644         673        697
Income Taxes                                             172        186        218        232         244        249
Minority Interest, Net of Tax                             --          3          8          5           4          8
                                                    --------   --------   --------   --------    --------   --------
CORE INCOME                                         $    302   $    322   $    372   $    407    $    425   $    440
                                                    ========   ========   ========   ========    ========   ========

Average Assets (in billions of dollars)             $     92   $     96   $    100   $    105    $    109   $    112
                                                    ========   ========   ========   ========    ========   ========
Return on Assets                                       1.32%      1.35%      1.48%      1.54%       1.58%      1.58%
                                                    ========   ========   ========   ========    ========   ========

                                                                                                               YTD 4Q
                                                                         4Q 2001 VS.                          2001 VS.
                                                                          4Q 2000        YTD       YTD         YTD 4Q
                                                       3Q         4Q      INCREASE/      4Q         4Q      2000 INCREASE/
                                                      2001       2001    (DECREASE)     2000       2001       (DECREASE)
                                                    --------   --------  -----------  --------   --------   --------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $  1,699   $  1,655     --        $  6,236   $  6,928         11%
Adjusted Operating Expenses                              995        931     (8%)         3,845      4,037          5%
Provision for Loan Losses                                 32        175      NM            164        300         83%
                                                    --------   --------               --------   --------
Core Income Before Taxes and Minority Interest           672        549    (15%)         2,227      2,591         16%
Income Taxes                                             238        192    (17%)           808        923         14%
Minority Interest, Net of Tax                              6          6     20%             16         24         50%
                                                    --------   --------               --------   --------
CORE INCOME                                         $    428   $    351    (14%)      $  1,403   $  1,644         17%
                                                    ========   ========               ========   ========

Average Assets (in billions of dollars)             $    114   $    115     10%       $     98   $    113         15%
                                                    ========   ========               ========   ========
Return on Assets                                       1.49%      1.21%                  1.43%      1.45%
                                                    ========   ========               ========   ========

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE - INSURANCE
COMMERCIAL LINES
(In millions of dollars)                                        citigroup [LOGO]

                                                              1Q              2Q              3Q              4Q
                                                             2000            2000            2000            2000
                                                           --------        --------        --------        --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                   $  1,719        $  1,788        $  1,928        $  2,062
Adjusted Operating Expenses                                     397             403             380             519
Claims and Claim Adjustment Expenses                            931           1,009           1,114           1,200
                                                           --------        --------        --------        --------
Core Income (Loss) Before Taxes and Minority Interest           391             376             434             343
Income Taxes (Benefits)                                         102              96             117              86
Minority Interest, Net of Tax                                    42               8              --              --
                                                           --------        --------        --------        --------
CORE INCOME (LOSS) (1)                                     $    247        $    272        $    317        $    257
                                                           ========        ========        ========        ========

NET WRITTEN PREMIUMS BY MARKET: (2, 3)
Commercial accounts                                        $  487.4        $  457.4        $  563.1        $  591.0
Select accounts                                               387.3           406.8           382.4           398.9
Specialty accounts                                            332.5           481.0           463.6           478.3
National accounts                                              92.0            58.5           131.4            70.4
                                                           --------        --------        --------        --------
      Total net written premiums (a)                       $1,299.2        $1,403.7        $1,540.5        $1,538.6
                                                           ========        ========        ========        ========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                        $1,220.2        $1,275.0        $1,402.8        $1,471.4

Losses and loss adjustment expenses (c)                       880.0           959.9         1,079.7         1,152.5
Other underwriting expenses (d)                               367.1           424.8           409.4           432.3
                                                           --------        --------        --------        --------

      Total deductions                                      1,247.1         1,384.7         1,489.1         1,584.8
                                                           --------        --------        --------        --------

Statutory underwriting loss                                $  (26.9)       $ (109.7)       $  (86.3)       $ (113.4)
                                                           ========        ========        ========        ========

STATUTORY COMBINED RATIO: (2, 3, 4)
Loss and loss adjustment expense ratio (c / b)                72.1%           75.3%           77.0%           78.3%
Other underwriting expense ratio (d / a)                      28.3%           30.3%           26.6%           28.1%
                                                           --------        --------        --------        --------
      Combined ratio                                         100.4%          105.6%          103.6%          106.4%
                                                           ========        ========        ========        ========

Net investment income (pre-tax)                            $  451.3        $  454.6        $  435.6        $  440.7
Effective tax rate on net investment income                   26.8%           26.8%           26.5%           26.5%
Catastrophe losses, net of reinsurance (after-tax)         $     --        $     --        $     --        $     --

                                                              1Q              2Q              3Q              4Q
                                                             2001            2001            2001            2001
                                                           --------        --------        --------        --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                   $  1,970        $  2,018        $  1,977        $  1,998
Adjusted Operating Expenses                                     499             506             479             502
Claims and Claim Adjustment Expenses                          1,095           1,124           1,762           1,146
                                                           --------        --------        --------        --------
Core Income (Loss) Before Taxes and Minority Interest           376             388            (264)            350
Income Taxes (Benefits)                                          98             102            (128)             87
Minority Interest, Net of Tax                                    --              --              --              --
                                                           --------        --------        --------        --------
CORE INCOME (LOSS) (1)                                     $    278        $    286        $   (136)       $    263
                                                           ========        ========        ========        ========

NET WRITTEN PREMIUMS BY MARKET: (2, 3)
Commercial accounts                                        $  546.9        $  527.1        $  528.8        $  636.9
Select accounts                                               429.4           439.6           411.7           432.5
Specialty accounts                                            556.8           512.5           457.7           378.4
National accounts                                             126.2            77.0           115.8            99.9
                                                           --------        --------        --------        --------
      Total net written premiums (a)                       $1,659.3        $1,556.2        $1,514.0        $1,547.7
                                                           ========        ========        ========        ========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                        $1,481.6        $1,504.6        $1,498.6        $1,518.3

Losses and loss adjustment expenses (c)                     1,049.7         1,089.8         1,714.4         1,102.5
Other underwriting expenses (d)                               493.0           449.1           450.2           434.4
                                                           --------        --------        --------        --------

      Total deductions                                      1,542.7         1,538.9         2,164.6         1,536.9
                                                           --------        --------        --------        --------

Statutory underwriting loss                                $  (61.1)       $  (34.3)       $ (666.0)       $  (18.6)
                                                           ========        ========        ========        ========

STATUTORY COMBINED RATIO: (2, 3, 4)
Loss and loss adjustment expense ratio (c / b)                70.8%           72.4%          114.4%           72.6%
Other underwriting expense ratio (d / a)                      29.7%           28.9%           29.7%           28.1%
                                                           --------        --------        --------        --------
      Combined ratio                                         100.5%          101.3%          144.1%          100.7%
                                                           ========        ========        ========        ========

Net investment income (pre-tax)                            $  435.0        $  435.7        $  407.6        $  399.2
Effective tax rate on net investment income                   26.6%           26.8%           26.4%           25.8%
Catastrophe losses, net of reinsurance (after-tax)         $    8.2        $   12.3        $  447.9        $    2.1

                                                             4Q 2001 VS.         YTD                 YTD          YTD 4Q 2001 VS.
                                                          4Q 2000 INCREASE/      4Q                  4Q        YTD 4Q 2000 INCREASE/
                                                             (DECREASE)         2000                2001             (DECREASE)
                                                          -----------------   --------            --------     ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                         (3%)         $  7,497            $  7,963               6%
Adjusted Operating Expenses                                      (3%)            1,699               1,986              17%
Claims and Claim Adjustment Expenses                             (5%)            4,254               5,127              21%
                                                                              --------            --------
Core Income (Loss) Before Taxes and Minority Interest             2%             1,544                 850             (45%)
Income Taxes (Benefits)                                           1%               401                 159             (60%)
Minority Interest, Net of Tax                                    --                 50                  --            (100%)
                                                                              --------            --------
CORE INCOME (LOSS) (1)                                            2%          $  1,093            $    691             (37%)
                                                                              ========            ========

NET WRITTEN PREMIUMS BY MARKET: (2, 3)
Commercial accounts                                               8%          $2,098.9            $2,239.7               7%
Select accounts                                                   8%           1,575.4             1,713.2               9%
Specialty accounts                                              (21%)          1,755.4             1,905.4               9%
National accounts                                                42%             352.3               418.9              19%
                                                                              --------            --------
      Total net written premiums (a)                              1%          $5,782.0            $6,277.2               9%
                                                                              ========            ========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                               3%          $5,369.4            $6,003.1              12%

Losses and loss adjustment expenses (c)                          (4%)          4,072.1             4,956.4              22%
Other underwriting expenses (d)                                  --            1,633.6             1,826.7              12%
                                                                              --------            --------

      Total deductions                                           (3%)          5,705.7             6,783.1              19%
                                                                              --------            --------

Statutory underwriting loss                                      84%          $ (336.3)           $ (780.0)              NM
                                                                              ========            ========

STATUTORY COMBINED RATIO: (2, 3, 4)
Loss and loss adjustment expense ratio (c / b)                                   75.8%               82.6%
Other underwriting expense ratio (d / a)                                         28.3%               29.1%
                                                                              --------            --------
      Combined ratio                                                            104.1%              111.7%
                                                                              ========            ========

Net investment income (pre-tax)                                  (9%)         $1,782.2            $1,677.5              (6%)
Effective tax rate on net investment income                                      26.7%               25.8%
Catastrophe losses, net of reinsurance (after-tax)                NM          $     --            $  470.5               NM

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 2000 second quarter and 2000 full year net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 75.3%, 29.2% and 104.5%, respectively, and for the 2000 full year were 75.8%, 28.0% and 103.8%, respectively.

(3) The 2001 third quarter and 2001 full year include the effects of the events of September 11, 2001, which resulted in a decrease of $45.0 million and $689.0 million to premiums and statutory underwriting loss, respectively, and an increase of $644.0 million to losses and loss adjustment expenses. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 69.3%, 28.9% and 98.2%, respectively, and for the 2001 full year were 71.3%, 28.9% and 100.2%, respectively.

(4)   Before policyholder dividends.

*     Excludes realized gains / (losses) on investments.

NM - Not meaningful

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
TRAVELERS LIFE AND ANNUITY
(In millions of dollars)                                        citigroup [LOGO]

                                                                1Q                2Q                3Q                4Q
                                                               2000              2000              2000              2000
                                                             --------          --------          --------          --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                     $  1,010          $    983          $    899          $    999
Total Operating Expenses                                          126                97               103                83
Provision for Benefits and Claims                                 603               586               531               605
                                                             --------          --------          --------          --------
Core Income Before Taxes                                          281               300               265               311
Income Taxes                                                       94                98                86               102
                                                             --------          --------          --------          --------
CORE INCOME                                                  $    187          $    202          $    179          $    209
                                                             ========          ========          ========          ========

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                         $    108          $    118          $    117          $    122
Group annuities                                                    92               114                91               123
Life and long-term care insurance                                  60                55                40                46
Other (includes run-off and return on excess capital)              21                13                17                20
                                                             --------          --------          --------          --------
      Total                                                  $    281          $    300          $    265          $    311
                                                             ========          ========          ========          ========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
   Fixed                                                     $    294          $    303          $    320          $    350
   Variable                                                     1,245             1,258             1,274             1,248
   Individual Payout                                               20                22                21                17
                                                             --------          --------          --------          --------
      Total                                                  $  1,559          $  1,583          $  1,615          $  1,615
                                                             ========          ========          ========          ========

Policyholder account balances & benefit reserves: (1)
   Fixed                                                     $  7,911          $  7,904          $  7,940          $  8,050
   Variable                                                    21,073            21,013            21,678            20,704
   Individual Payout                                              620               626               630               630
                                                             --------          --------          --------          --------
      Total                                                  $ 29,604          $ 29,543          $ 30,248          $ 29,384
                                                             ========          ========          ========          ========

GROUP ANNUITIES:
Net written premiums & deposits (2)                          $  1,457          $  1,439          $  1,482          $  1,150
Policyholder account balances & benefit reserves: (1)
   GIC's and other investment contracts                      $ 11,087          $ 11,204          $ 11,967          $ 12,599
   Payout Group annuities                                       4,515             4,624             4,714             4,861
                                                             --------          --------          --------          --------
      Total                                                  $ 15,602          $ 15,828          $ 16,681          $ 17,460
                                                             ========          ========          ========          ========

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
   Direct periodic premiums and deposits                     $    117          $    113          $    136          $    145
   Single premium deposits                                         18                21                22                37
   Reinsurance                                                    (19)              (20)              (21)              (23)
                                                             --------          --------          --------          --------
      Total                                                  $    116          $    114          $    137          $    159
                                                             ========          ========          ========          ========

Policyholder account balances & benefit reserves             $  2,755          $  2,802          $  2,911          $  2,983

Life insurance in force (in billions, face amt.)             $   61.7          $   63.2          $   65.2          $   66.9

Life insurance issued (in billions, face amt.)               $    2.7          $    3.0          $    3.1          $    2.9

ALL BUSINESSES:
Net investment income (pretax)                               $    595          $    639          $    609          $    656
Interest credited to contractholders                         $    245          $    249          $    267          $    290

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
   Statutory capital and surplus                             $  5,011          $  4,977          $  5,355          $  5,160
   Surplus to liabilities ratio                                 20.5%             20.3%             21.3%             20.2%

                                                                1Q                2Q                3Q                4Q
                                                               2001              2001              2001              2001
                                                             --------          --------          --------          --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                     $  1,130          $    975          $    875          $  1,108
Total Operating Expenses                                           88                87                69                85
Provision for Benefits and Claims                                 729               546               549               728
                                                             --------          --------          --------          --------
Core Income Before Taxes                                          313               342               257               295
Income Taxes                                                      103               111                79                93
                                                             --------          --------          --------          --------
CORE INCOME                                                  $    210          $    231          $    178          $    202
                                                             ========          ========          ========          ========

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                         $    122          $    125          $    100          $    105
Group annuities                                                   117               134                98               107
Life and long-term care insurance                                  63                74                50                75
Other (includes run-off and return on excess capital)              11                 9                 9                 8
                                                             --------          --------          --------          --------
      Total                                                  $    313          $    342          $    257          $    295
                                                             ========          ========          ========          ========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
   Fixed                                                     $    427          $    572          $    464          $    657
   Variable                                                     1,099             1,068               952               881
   Individual Payout                                               19                15                14                11
                                                             --------          --------          --------          --------
      Total                                                  $  1,545          $  1,655          $  1,430          $  1,549
                                                             ========          ========          ========          ========

Policyholder account balances & benefit reserves: (1)
   Fixed                                                     $  8,272          $  8,609          $  8,908          $  9,289
   Variable                                                    18,948            20,438            17,952            20,117
   Individual Payout                                              632               632               630               626
                                                             --------          --------          --------          --------
      Total                                                  $ 27,852          $ 29,679          $ 27,490          $ 30,032
                                                             ========          ========          ========          ========

GROUP ANNUITIES:
Net written premiums & deposits (2)                          $  2,502          $  1,397          $  1,717          $  1,452
Policyholder account balances & benefit reserves: (1)
   GIC's and other investment contracts                      $ 13,732          $ 14,091          $ 14,795          $ 15,345
   Payout Group annuities                                       5,141             5,259             5,360             5,647
                                                             --------          --------          --------          --------
      Total                                                  $ 18,873          $ 19,350          $ 20,155          $ 20,992
                                                             ========          ========          ========          ========

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
   Direct periodic premiums and deposits                     $    187          $    142          $    126          $    197
   Single premium deposits                                         47                48                36                77
   Reinsurance                                                    (22)              (24)              (25)              (25)
                                                             --------          --------          --------          --------
      Total                                                  $    212          $    166          $    137          $    249
                                                             ========          ========          ========          ========

Policyholder account balances & benefit reserves             $  3,085          $  3,193          $  3,175          $  3,401

Life insurance in force (in billions, face amt.)             $   69.4          $   71.0          $   72.5          $   75.0

Life insurance issued (in billions, face amt.)               $    3.8          $    2.9          $    2.9          $    4.2

ALL BUSINESSES:
Net investment income (pretax)                               $    655          $    674          $    608          $    635
Interest credited to contractholders                         $    291          $    306          $    303          $    300

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
   Statutory capital and surplus                             $  5,025          $  5,048          $  4,973          $  5,098
   Surplus to liabilities ratio                                 18.8%             18.9%             17.5%             17.4%

                                                             4Q 2001 VS.          YTD          YTD          YTD 4Q 2001 VS.
                                                          4Q 2000 INCREASE/        4Q           4Q       YTD 4Q 2000 INCREASE/
                                                             (DECREASE)           2000         2001           (DECREASE)
                                                         ------------------     -------      -------     ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                       11%              $ 3,891      $ 4,088               5%
Total Operating Expenses                                        2%                  409          329             (20%)
Provision for Benefits and Claims                              20%                2,325        2,552              10%
                                                                                -------      -------
Core Income Before Taxes                                       (5%)               1,157        1,207               4%
Income Taxes                                                   (9%)                 380          386               2%
                                                                                -------      -------
CORE INCOME                                                    (3%)             $   777      $   821               6%
                                                                                =======      =======

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                          (14%)             $   465        $ 452              (3%)
Group annuities                                               (13%)                 420          456               9%
Life and long-term care insurance                              63%                  201          262              30%
Other (includes run-off and return on excess capital)         (60%)                  71           37             (48%)
                                                                                -------      -------
      Total                                                    (5%)             $ 1,157      $ 1,207               4%
                                                                                =======      =======

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
   Fixed                                                       88%              $ 1,267      $ 2,120              67%
   Variable                                                   (29%)               5,025        4,000             (20%)
   Individual Payout                                          (35%)                  80           59             (26%)
                                                                                -------      -------
      Total                                                    (4%)             $ 6,372      $ 6,179              (3%)
                                                                                =======      =======

Policyholder account balances & benefit reserves: (1)
   Fixed                                                       15%
   Variable                                                    (3%)
   Individual Payout                                           (1%)

      Total                                                     2%

GROUP ANNUITIES:
Net written premiums & deposits (2)                            26%              $ 5,528      $ 7,068              28%
Policyholder account balances & benefit reserves: (1)
   GIC's and other investment contracts                        22%
   Payout Group annuities                                      16%

      Total                                                    20%

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
   Direct periodic premiums and deposits                       36%              $   511      $   652              28%
   Single premium deposits                                      NM                   98          208               NM
   Reinsurance                                                 (9%)                 (83)         (96)            (16%)
                                                                                -------      -------
      Total                                                    57%              $   526      $   764              45%
                                                                                =======      =======

Policyholder account balances & benefit reserves               14%

Life insurance in force (in billions, face amt.)               12%

Life insurance issued (in billions, face amt.)                 45%              $  11.7      $  13.8              18%

ALL BUSINESSES:
Net investment income (pretax)                                 (3%)             $ 2,499      $ 2,572               3%
Interest credited to contractholders                            3%              $ 1,051      $ 1,200              14%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
   Statutory capital and surplus                               (1%)
   Surplus to liabilities ratio

(1)   Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $28.0, $12.0, $594.0 and $275.0 for the first, second, third and fourth quarters of 2001 and $24.0, $45.0 and $241.0 in the first, second, and fourth quarters of 2000, related to Travelers plans previously managed externally.

*     Excludes realized gains / (losses) on investments.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
THE CITIGROUP PRIVATE BANK
(In millions of dollars)                                        citigroup [LOGO]

                                                          1Q              2Q             3Q               4Q
                                                         2000            2000           2000             2000
                                                        ------          ------         -------          ------
TOTAL REVENUES, NET OF INTEREST EXPENSE                 $  363          $  339         $   337          $  370
Adjusted Operating Expenses                                214             211             215             234
Provision for Loan Losses                                   22               3              (3)              2
                                                        ------          ------         -------          ------
Core Income Before Taxes                                   127             125             125             134
Income Taxes                                                47              46              46              49
                                                        ------          ------         -------          ------
CORE INCOME                                             $   80          $   79         $    79          $   85
                                                        ======          ======         =======          ======

Average Assets (in billions of dollars)                 $   23          $   25         $    26          $   27
                                                        ======          ======         =======          ======
Return on Assets                                         1.40%           1.27%           1.21%           1.25%
                                                        ======          ======         =======          ======
Client Business Volumes (in billions of dollars)        $  144          $  149         $   154          $  153
                                                        ======          ======         =======          ======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
   Proprietary Managed Assets                           $   29          $   30         $    31          $   31
   Other Assets under Fee based Management                   4               5               5               5
   Banking and Fiduciary Deposits                           28              28              28              31
   Loans                                                    25              27              27              28
   Other, Principally Custody Accounts                      58              59              63              58
                                                        ------          ------         -------          ------
     Total Client Business Volumes                      $  144          $  149         $   154          $  153
                                                        ======          ======         =======          ======

REVENUES:
Customer Revenues
   Net Interest Spread and Recurring
     Fee Based Revenues                                 $  234          $  242         $   242          $  253
   Transaction Revenues                                     84              65              64              78
                                                        ------          ------         -------          ------
     Total Customer Revenues                               318             307             306             331
Other Revenues (Principally Allocated Equity
   and Treasury Revenues)                                   45              32              31              39
                                                        ------          ------         -------          ------
     Total Revenues                                     $  363          $  339         $   337          $  370
                                                        ======          ======         =======          ======

              United States                             $  122          $  121         $   125          $  129
              International                                241             218             212             241
                                                        ------          ------         -------          ------
                                                        $  363          $  339         $   337          $  370
                                                        ======          ======         =======          ======

Net Credit Loss Ratio (1)                                0.18%           0.05%           0.03%           0.13%

                                                          1Q              2Q              3Q               4Q
                                                         2001            2001            2001             2001
                                                        ------          ------         -------          -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                 $  390          $  375         $   365          $   406
Adjusted Operating Expenses                                235             226             221              242
Provision for Loan Losses                                    2               1               4               16
                                                        ------          ------         -------          -------
Core Income Before Taxes                                   153             148             140              148
Income Taxes                                                56              55              47               53
                                                        ------          ------         -------          -------
CORE INCOME                                             $   97          $   93         $    93          $    95
                                                        ======          ======         =======          =======

Average Assets (in billions of dollars)                 $   25          $   26         $    26          $    26
                                                        ======          ======         =======          =======
Return on Assets                                         1.57%           1.43%           1.42%            1.45%
                                                        ======          ======         =======          =======
Client Business Volumes (in billions of dollars)        $  146          $  150         $   149          $   158
                                                        ======          ======         =======          =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
   Proprietary Managed Assets                           $   29          $   28         $    28          $    31
   Other Assets under Fee based Management                   5               7               6                7
   Banking and Fiduciary Deposits                           31              31              33               34
   Loans                                                    26              26              27               27
   Other, Principally Custody Accounts                      55              58              55               59
                                                        ------          ------         -------          -------
     Total Client Business Volumes                      $  146          $  150         $   149          $   158
                                                        ======          ======         =======          =======

REVENUES:
Customer Revenues
   Net Interest Spread and Recurring
     Fee Based Revenues                                 $  249          $  247         $   254          $   256
   Transaction Revenues                                     97              79              60               92
                                                        ------          ------         -------          -------
     Total Customer Revenues                               346             326             314              348
Other Revenues (Principally Allocated Equity
   and Treasury Revenues)                                   44              49              51               58
                                                        ------          ------         -------          -------
     Total Revenues                                     $  390          $  375         $   365          $   406
                                                        ======          ======         =======          =======

              United States                             $  131          $  138         $   140          $   150
              International                                259             237             225              256
                                                        ------          ------         -------          -------
                                                        $  390          $  375         $   365          $   406
                                                        ======          ======         =======          =======

Net Credit Loss Ratio (1)                               (0.01%)          0.04%           0.03%            0.15%

                                                        4Q 2001 VS.          YTD           YTD             YTD 4Q 2001 VS.
                                                     4Q 2000 INCREASE/        4Q            4Q           YTD 4Q 2000 INCREASE/
                                                        (DECREASE)           2000          2001               (DECREASE)
                                                    -------------------    -------       -------         ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                    10%             $ 1,409       $ 1,536                    9%
Adjusted Operating Expenses                                 3%                 874           924                    6%
Provision for Loan Losses                                   NM                  24            23                   (4%)
                                                                           -------       -------
Core Income Before Taxes                                   10%                 511           589                   15%
Income Taxes                                                8%                 188           211                   12%
                                                                           -------       -------
CORE INCOME                                                12%             $   323       $   378                   17%
                                                                           =======       =======

Average Assets (in billions of dollars)                    (4%)            $    25       $    26                    4%
                                                                           =======       =======
Return on Assets                                                             1.29%         1.45%
                                                                           =======       =======
Client Business Volumes (in billions of dollars)            3%             $   153       $   158                    3%
                                                                           =======       =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
   Proprietary Managed Assets                               --
   Other Assets under Fee based Management                 40%
   Banking and Fiduciary Deposits                          10%
   Loans                                                   (4%)
   Other, Principally Custody Accounts                      2%

     Total Client Business Volumes                          3%

REVENUES:
Customer Revenues
   Net Interest Spread and Recurring
     Fee Based Revenues                                     1%             $   971       $ 1,006                    4%
   Transaction Revenues                                    18%                 291           328                   13%
                                                                           -------       -------
     Total Customer Revenues                                5%               1,262         1,334                    6%
Other Revenues (Principally Allocated Equity
   and Treasury Revenues)                                  49%                 147           202                   37%
                                                                           -------       -------
     Total Revenues                                        10%             $ 1,409       $ 1,536                    9%
                                                                           =======       =======

              United States                                16%             $   497       $   559                   12%
              International                                 6%                 912           977                    7%
                                                                           -------       -------
                                                           10%             $ 1,409       $ 1,536                    9%
                                                                           =======       =======

Net Credit Loss Ratio (1)

NM Not meaningful

(1) The net credit loss ratio in the 2000 fourth quarter includes an 8 basis point increase related to ICERC mandated write-offs.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
CITIGROUP ASSET MANAGEMENT
(In millions of dollars)                                        citigroup [LOGO]

                                                                         1Q           2Q           3Q           4Q
                                                                        2000         2000         2000         2000
                                                                       ------       ------       ------       ------
REVENUES:
   Investment advisory, admin. & distribution fees                     $  399       $  451       $  453       $  488
   Unit Investment Trust revenues - net                                    12            7           16            4
   Other revenues, net of interest expense                                 12            3            2           (2)
                                                                       ------       ------       ------       ------
       Total revenues, net of interest expense                            423          461          471          490
                                                                       ------       ------       ------       ------
Expenses:
   Employee compensation and benefits                                     130          143          145          161
   Mutual fund commission expense                                          29           34           26           29
   Other expenses                                                         109          141          146          153
                                                                       ------       ------       ------       ------
       Total expenses                                                     268          318          317          343
                                                                       ------       ------       ------       ------
Provision for Benefits and Claims (1)                                      --           --           --           26
                                                                       ------       ------       ------       ------
Core income before taxes and minority interest                            155          143          154          121
Income taxes and minority interest, net of tax                             62           56           61           49
                                                                       ------       ------       ------       ------
CORE INCOME                                                            $   93       $   87       $   93       $   72
                                                                       ======       ======       ======       ======

Pre-tax profit margin                                                   36.6%        31.0%        32.7%        24.7%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
   Retail                                                              $ 86.5       $ 82.6       $ 86.8       $ 90.6
   Institutional                                                         17.4         18.6         20.4         23.9
                                                                       ------       ------       ------       ------
       Total money market and institutional liquidity funds             103.9        101.2        107.2        114.5
                                                                       ------       ------       ------       ------

Long-term mutual funds:
   Equity / Balanced                                                     54.7         54.5         55.9         53.8
   Taxable Fixed Income                                                  16.4         16.5         15.1         14.4
   Tax Exempt Fixed Income                                                8.5          8.3          8.5          8.9
   Annuities                                                              5.8          5.8          6.1          6.0
                                                                       ------       ------       ------       ------
       Total long-term mutual funds                                      85.4         85.1         85.6         83.1
                                                                       ------       ------       ------       ------

Managed accounts:
   Private client                                                        54.4         55.5         59.5         61.2
   Institutional                                                         97.8         96.7         94.0         91.7
   Emerging Markets Pension Administration                                 --          3.4          3.6          4.0
                                                                       ------       ------       ------       ------
       Total managed accounts                                           152.2        155.6        157.1        156.9
                                                                       ------       ------       ------       ------

Unit Investment Trusts held in client accounts                           12.3         11.2         10.9          9.4
                                                                       ------       ------       ------       ------

Alternative Investment Strategies                                        33.0         34.3         34.4         35.8
                                                                       ------       ------       ------       ------

Total assets under management (2)                                      $386.8       $387.4       $395.2       $399.7
                                                                       ======       ======       ======       ======

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                 $236.2       $231.1       $240.6       $242.2
Emerging Markets Pension Administration                                    --          3.4          3.6          4.0
Institutional (including Alternative Investment Strategies)             150.6        152.9        151.0        153.5
                                                                       ------       ------       ------       ------

   Total assets under management                                       $386.8       $387.4       $395.2       $399.7
                                                                       ======       ======       ======       ======

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS

   Equity                                                                   7            7           10           11
   Fixed Income                                                            13           12           12           11

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
   Assets Under Management (3)                                         $ 13.0       $ 12.6       $ 12.8       $ 13.1
   Number of Participants / Affiliates (in millions)                      4.4          4.4          4.5          4.6
 CitiStreet Joint Venture - Assets Under Administration                $   --       $189.2       $196.4       $180.7

                                                                         1Q           2Q           3Q           4Q
                                                                        2001         2001         2001         2001
                                                                       ------       ------       ------       ------
REVENUES:
   Investment advisory, admin. & distribution fees                     $  479       $  464       $  511       $  457
   Unit Investment Trust revenues - net                                     7            5            8            3
   Other revenues, net of interest expense                                 19            8            4          (36)
                                                                       ------       ------       ------       ------
       Total revenues, net of interest expense                            505          477          523          424
                                                                       ------       ------       ------       ------
Expenses:
   Employee compensation and benefits                                     160          161          167          143
   Mutual fund commission expense                                          35           35           33           31
   Other expenses                                                         148          132          141          123
                                                                       ------       ------       ------       ------
       Total expenses                                                     343          328          341          297
                                                                       ------       ------       ------       ------
Provision for Benefits and Claims (1)                                      13           14           28            2
                                                                       ------       ------       ------       ------
Core income before taxes and minority interest                            149          135          154          125
Income taxes and minority interest, net of tax                             60           55           61           51
                                                                       ------       ------       ------       ------
CORE INCOME                                                            $   89       $   80       $   93       $   74
                                                                       ======       ======       ======       ======

Pre-tax profit margin                                                   29.5%        28.3%        29.4%        29.5%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
   Retail                                                              $ 84.7       $ 72.2       $ 69.8       $ 66.7
   Institutional                                                         31.1         38.2         48.0         53.3
                                                                       ------       ------       ------       ------
       Total money market and institutional liquidity funds             115.8        110.4        117.8        120.0
                                                                       ------       ------       ------       ------

Long-term mutual funds:
   Equity / Balanced                                                     49.8         54.6         45.6         52.3
   Taxable Fixed Income                                                  16.6         16.4         17.9         18.9
   Tax Exempt Fixed Income                                                9.3         10.3         11.2         11.2
   Annuities                                                              5.9          6.4          5.8          6.7
                                                                       ------       ------       ------       ------
       Total long-term mutual funds                                      81.6         87.7         80.5         89.1
                                                                       ------       ------       ------       ------

Managed accounts:
   Private client                                                        59.4         63.1         59.0         66.7
   Institutional                                                         86.1         94.0         90.7         89.8
   Emerging Markets Pension Administration                                4.4          4.6          5.8          5.0
                                                                       ------       ------       ------       ------
       Total managed accounts                                           149.9        161.7        155.5        161.5
                                                                       ------       ------       ------       ------

Unit Investment Trusts held in client accounts                            7.8          8.1          7.4          6.9
                                                                       ------       ------       ------       ------

Alternative Investment Strategies                                        36.5         39.1         39.4         39.4
                                                                       ------       ------       ------       ------

Total assets under management (2)                                      $391.6       $407.0       $400.6       $416.9
                                                                       ======       ======       ======       ======

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                 $231.2       $229.3       $214.9       $227.3
Emerging Markets Pension Administration                                   4.4          4.6          5.8          5.0
Institutional (including Alternative Investment Strategies)             156.0        173.1        179.9        184.6
                                                                       ------       ------       ------       ------

   Total assets under management                                       $391.6       $407.0       $400.6       $416.9
                                                                       ======       ======       ======       ======

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS

   Equity                                                                  12           11           11           10
   Fixed Income                                                            11            5            8            7

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
   Assets Under Management (3)                                         $ 13.7       $ 14.0       $ 14.2       $ 14.3
   Number of Participants / Affiliates (in millions)                      4.7          4.8          5.1          5.2
 CitiStreet Joint Venture - Assets Under Administration                $183.5       $181.6       $178.8       $179.3

                                                                     4Q 2001 VS.          YTD          YTD        YTD 4Q 2001 VS.
                                                                  4Q 2000 INCREASE/        4Q           4Q     YTD 4Q 2000 INCREASE/
                                                                     (DECREASE)           2000         2001         (DECREASE)
                                                                 -------------------    -------      -------   ---------------------
REVENUES:
   Investment advisory, admin. & distribution fees                        (6%)          $ 1,791      $ 1,911            7%
   Unit Investment Trust revenues - net                                  (25%)               39           23          (41%)
   Other revenues, net of interest expense                                 NM                15           (5)           NM
                                                                                        -------      -------
       Total revenues, net of interest expense                           (13%)            1,845        1,929            5%
                                                                                        -------      -------
Expenses:
   Employee compensation and benefits                                    (11%)              579          631            9%
   Mutual fund commission expense                                          7%               118          134           14%
   Other expenses                                                        (20%)              549          544           (1%)
                                                                                        -------      -------
       Total expenses                                                    (13%)            1,246        1,309            5%

Provision for Benefits and Claims (1)                                    (92%)               26           57            NM
                                                                                        -------      -------
Core income before taxes and minority interest                             3%               573          563           (2%)
Income taxes and minority interest, net of tax                             4%               228          227             -
                                                                                        -------      -------
CORE INCOME                                                                3%           $   345      $   336           (3%)
                                                                                        =======      =======

Pre-tax profit margin

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
   Retail                                                                (26%)
   Institutional                                                           NM

       Total money market and institutional liquidity funds                5%

Long-term mutual funds:
   Equity / Balanced                                                      (3%)
   Taxable Fixed Income                                                   31%
   Tax Exempt Fixed Income                                                26%
   Annuities                                                              12%

       Total long-term mutual funds                                        7%

Managed accounts:
   Private client                                                          9%
   Institutional                                                          (2%)
   Emerging Markets Pension Administration                                25%

       Total managed accounts                                              3%

Unit Investment Trusts held in client accounts                           (27%)

Alternative Investment Strategies                                         10%

Total assets under management (2)                                          4%

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                    (6%)
Emerging Markets Pension Administration                                   25%
Institutional (including Alternative Investment Strategies)               20%

   Total assets under management                                           4%

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS
   Equity
   Fixed Income

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
   Assets Under Management (3)                                             9%
   Number of Participants / Affiliates (in millions)                      13%
 CitiStreet Joint Venture - Assets Under Administration                   (1%)

(1) Includes a fourth quarter 2000 year-to-date reclassification which increased both Revenues and Provision for Benefits and Claims by $26 million.

(2) Includes $31 billion for the 2000 first, second and third quarters, $30 billion for the fourth quarter of 2000 , $29 billion for the first, second and third quarters of 2001 and $31 billion for the fourth quarter of 2001 for Citigroup Private Bank clients.

(3) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America (excluding Mexico).

NM Not meaningful

INVESTMENT ACTIVITIES (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                            1Q             2Q           3Q           4Q
                                                           2000           2000         2000         2000
                                                         --------       --------     --------     --------
REVENUES:
    Proprietary Investments (2)                          $  1,389       $    333     $     94     $    226
    LDC Debt Sales/Refinancing                               (112)            69          354           20
    Insurance Portfolio Realized Gains (Losses) (3)          (235)            24           48           99
                                                         --------       --------     --------     --------
         Total Revenues                                  $  1,042       $    426     $    496     $    345
                                                         ========       ========     ========     ========

CORE INCOME:
    Proprietary Investments (2)                          $    867       $    196     $     32     $    118
    LDC Debt Sales/Refinancing                                (70)            42          222           12
    Insurance Portfolio Realized Gains (Losses) (3)          (147)            17           30           64
                                                         --------       --------     --------     --------
         Total Core Income                               $    650       $    255     $    284     $    194
                                                         ========       ========     ========     ========

PERIOD END ASSETS:
    Proprietary Investments                              $  8,342       $  8,676     $  8,477     $  8,644
    LDC Debt Sales/Refinancing                              3,285          3,002        2,651        2,118
                                                         --------       --------     --------     --------
         Total Period End Assets                         $ 11,627       $ 11,678     $ 11,128     $ 10,762
                                                         ========       ========     ========     ========

                                                            1Q             2Q          3Q             4Q
                                                           2001           2001        2001           2001
                                                         --------       --------    --------       --------
REVENUES:
    Proprietary Investments (2)                          $    (99)      $    294    $   (369)      $    554
    LDC Debt Sales/Refinancing                                 20             16          10             13
    Insurance Portfolio Realized Gains (Losses) (3)           312             50         195            (89)
                                                         --------       --------    --------       --------
         Total Revenues                                  $    233       $    360    $   (164)      $    478
                                                         ========       ========    ========       ========

CORE INCOME:
    Proprietary Investments (2)                          $    (83)      $    197    $   (253)      $    330
    LDC Debt Sales/Refinancing                                 12             10           6              7
    Insurance Portfolio Realized Gains (Losses) (3)           202             33         127            (58)
                                                         --------       --------    --------       --------
         Total Core Income                               $    131       $    240    $   (120)      $    279
                                                         ========       ========    ========       ========

PERIOD END ASSETS:
    Proprietary Investments                              $  8,261       $  7,974    $  8,607       $  8,471
    LDC Debt Sales/Refinancing                              2,069          1,980       1,393            798
                                                         --------       --------    --------       --------
         Total Period End Assets                         $ 10,330       $  9,954    $ 10,000       $  9,269
                                                         ========       ========    ========       ========

                                                            4Q 2001 VS.          YTD            YTD          YTD 4Q 2001 VS.
                                                         4Q 2000 INCREASE/       4Q             4Q        YTD 4Q 2000 INCREASE/
                                                            (DECREASE)          2000           2001            (DECREASE)
                                                         -----------------     -------         -----      ---------------------
REVENUES:
    Proprietary Investments (2)                                NM              $ 2,042         $ 380              (81%)
    LDC Debt Sales/Refinancing                               (35%)                 331            59              (82%)
    Insurance Portfolio Realized Gains (Losses) (3)            NM                  (64)          468                NM
                                                                               -------         -----
         Total Revenues                                       39%              $ 2,309         $ 907              (61%)
                                                                               =======         =====

CORE INCOME:
    Proprietary Investments (2)                                NM              $ 1,213         $ 191              (84%)
    LDC Debt Sales/Refinancing                               (42%)                 206            35              (83%)
    Insurance Portfolio Realized Gains (Losses) (3)            NM                  (36)          304                NM
                                                                               -------         -----
         Total Core Income                                    44%              $ 1,383         $ 530              (62%)
                                                                               =======         =====

PERIOD END ASSETS:
    Proprietary Investments                                   (2%)
    LDC Debt Sales/Refinancing                               (62%)

         Total Period End Assets                             (14%)

(1) Includes the investment portfolio relating to Banamex beginning in the third quarter 2001.
(2) Includes Venture Capital Activities and certain other corporate investments.
(3) Represents realized gains (losses) on investments held by insurance companies.

NM Not meaningful

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)                                        citigroup [LOGO]

                                                              1Q             2Q           3Q           4Q
                                                             2000           2000         2000         2000
                                                           --------       --------     --------     --------
REVENUES
    Loan interest, including fees                          $  8,449       $  9,127     $  9,717     $ 10,084
    Other interest and dividends                              5,994          6,666        7,172        7,730
    Insurance premiums                                        2,994          3,015        3,107        3,313
    Commissions and fees                                      4,124          4,035        4,077        4,127
    Principal transactions                                    1,723          1,435        1,547        1,276
    Asset management and administration fees                  1,284          1,332        1,331        1,391
    Realized gains (losses) from sales of investments          (173)           280          508          191
    Other income                                              2,420          1,169        1,165        1,216
                                                           --------       --------     --------     --------
      Total revenues                                         26,815         27,059       28,624       29,328
      Interest expense                                        7,685          8,839        9,789       10,325
                                                           --------       --------     --------     --------
      Total revenues, net of interest expense                19,130         18,220       18,835       19,003
                                                           --------       --------     --------     --------

BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                          2,376          2,451        2,539        2,781
    Provision for credit losses                               1,309          1,302        1,221        1,507
                                                           --------       --------     --------     --------
      Total benefits, claims, and credit losses               3,685          3,753        3,760        4,288
                                                           --------       --------     --------     --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                   4,587          4,630        4,838        4,578
    Insurance underwriting, acquisition and operating           918            883          876          966
    Restructuring and merger-related items (1)                   20              3           70          666
    Other operating                                           3,842          3,774        3,836        4,072
                                                           --------       --------     --------     --------
      Total operating expenses                                9,367          9,290        9,620       10,282
                                                           --------       --------     --------     --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                   6,078          5,177        5,455        4,433
Provision for income taxes                                    2,167          1,818        1,958        1,582
Minority interest, net of income taxes                           55             20           13           11
                                                           --------       --------     --------     --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                   3,856          3,339        3,484        2,840
Cumulative effect of accounting changes (2)                      --             --           --           --
                                                           --------       --------     --------     --------

NET INCOME                                                 $  3,856       $  3,339     $  3,484     $  2,840
                                                           ========       ========     ========     ========

                                                              1Q             2Q             3Q           4Q
                                                             2001           2001           2001         2001
                                                           --------       --------       --------     --------
REVENUES
    Loan interest, including fees                          $ 10,004       $  9,753       $ 10,289     $  9,570
    Other interest and dividends                              7,169          7,013          6,827        5,940
    Insurance premiums                                        3,361          3,217          3,310        3,572
    Commissions and fees                                      4,132          3,752          3,840        4,220
    Principal transactions                                    2,325          1,417          1,019          783
    Asset management and administration fees                  1,389          1,331          1,371        1,298
    Realized gains (losses) from sales of investments           451             60            213         (146)
    Other income                                                973          1,311            845        1,413
                                                           --------       --------       --------     --------
      Total revenues                                         29,804         27,854         27,714       26,650
      Interest expense                                        9,523          8,469          8,327        5,646
                                                           --------       --------       --------     --------
      Total revenues, net of interest expense                20,281         19,385         19,387       21,004
                                                           --------       --------       --------     --------

BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                          2,727          2,681          3,403        2,948
    Provision for credit losses                               1,474          1,485          1,580        2,261
                                                           --------       --------       --------     --------
      Total benefits, claims, and credit losses               4,201          4,166          4,983        5,209
                                                           --------       --------       --------     --------

OPERATING EXPENSES
    Non-insurance compensation and benefits                   5,329          4,762          4,525        4,833
    Insurance underwriting, acquisition and operating           999            990            956          976
    Restructuring and merger-related items (1)                  132            213            134          (21)
    Other operating                                           4,041          3,627          3,908        4,197
                                                           --------       --------       --------     --------
      Total operating expenses                               10,501          9,592          9,523        9,985
                                                           --------       --------       --------     --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                   5,579          5,627          4,881        5,810
Provision for income taxes                                    1,990          1,960          1,678        1,898
Minority interest, net of income taxes                            9             15             26           37
                                                           --------       --------       --------     --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                   3,580          3,652          3,177        3,875
Cumulative effect of accounting changes (2)                     (42)          (116)            --           --
                                                           --------       --------       --------     --------

NET INCOME                                                 $  3,538       $  3,536       $  3,177     $  3,875
                                                           ========       ========       ========     ========

                                                           4Q 2001 VS.          YTD                YTD        YTD 4Q 2001 VS.
                                                        4Q 2000 INCREASE/        4Q                 4Q      YTD 4Q 2000 INCREASE/
                                                           (DECREASE)           2000               2001          (DECREASE)
                                                        -----------------     --------          ---------   ---------------------
REVENUES
    Loan interest, including fees                               (5%)          $ 37,377          $  39,616             6%
    Other interest and dividends                               (23%)            27,562             26,949            (2%)
    Insurance premiums                                           8%             12,429             13,460             8%
    Commissions and fees                                         2%             16,363             15,944            (3%)
    Principal transactions                                     (39%)             5,981              5,544            (7%)
    Asset management and administration fees                    (7%)             5,338              5,389             1%
    Realized gains (losses) from sales of investments            NM                806                578           (28%)
    Other income                                                16%              5,970              4,542           (24%)
                                                                              --------          ---------
      Total revenues                                            (9%)           111,826            112,022            --
      Interest expense                                         (45%)            36,638             31,965           (13%)
                                                                              --------          ---------
      Total revenues, net of interest expense                   11%             75,188             80,057             6%
                                                                              --------          ---------

BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                             6%             10,147             11,759            16%
    Provision for credit losses                                 50%              5,339              6,800            27%
                                                                              --------          ---------
      Total benefits, claims, and credit losses                 21%             15,486             18,559            20%
                                                                              --------          ---------

OPERATING EXPENSES
    Non-insurance compensation and benefits                      6%             18,633             19,449             4%
    Insurance underwriting, acquisition and operating            1%              3,643              3,921             8%
    Restructuring and merger-related items (1)                   NM                759                458           (40%)
    Other operating                                              3%             15,524             15,773             2%
                                                                              --------          ---------
      Total operating expenses                                  (3%)            38,559             39,601             3%
                                                                              --------          ---------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGES                     31%             21,143             21,897             4%
Provision for income taxes                                      20%              7,525              7,526            --
Minority interest, net of income taxes                           NM                 99                 87           (12%)
                                                                              --------          ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGES                                                     36%             13,519             14,284             6%
Cumulative effect of accounting changes (2)                     --                  --               (158)            NM
                                                                              --------          ---------

NET INCOME                                                      36%           $ 13,519          $  14,126             4%
                                                                              ========          =========

(1) Restructuring and merger-related items in the 2000 fourth quarter primarily related to the acquisition of Associates First Capital Corporation, in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business, and in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates.

(2) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

NM - Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)                                        citigroup [LOGO]

                                                              1Q             2Q             3Q             4Q
                                                             2000           2000           2000           2000
                                                           --------       --------       --------       --------
Total Revenues, Net of Interest Expense                    $ 19,130       $ 18,220       $ 18,835       $ 19,003
Effect of Securitization Activities                             662            574            573            650
Housing Finance Unit Charge                                      47             --             --             --
                                                           --------       --------       --------       --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                   19,839         18,794         19,408         19,653

Total Operating Expenses                                      9,367          9,290          9,620         10,282
Restructuring and Merger-Related Items (1)                      (20)            (3)           (70)          (666)
Housing Finance Unit Charge                                     (25)            --             --             --
                                                           --------       --------       --------       --------
ADJUSTED OPERATING EXPENSES                                   9,322          9,287          9,550          9,616

Benefits, Claims and Credit Losses                            3,685          3,753          3,760          4,288
Effect of Securitization Activities                             662            574            573            650
Housing Finance Unit Charge                                     (40)            --             --             --
                                                           --------       --------       --------       --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                   4,307          4,327          4,333          4,938

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST         6,210          5,180          5,525          5,099
Taxes on Core Income                                          2,216          1,819          1,983          1,757
Minority Interest, Net of Income Taxes                           55             20             13             11
                                                           --------       --------       --------       --------

CORE INCOME                                                   3,939          3,341          3,529          3,331

Restructuring and Merger-Related Items, after-tax (1)           (12)            (2)           (45)          (491)
Housing Finance Unit Charge, after-tax                          (71)            --             --             --
Cumulative Effect of Accounting Changes (2)                      --             --             --             --
                                                           --------       --------       --------       --------

NET INCOME                                                 $  3,856       $  3,339       $  3,484       $  2,840
                                                           ========       ========       ========       ========
                                                              1Q             2Q             3Q             4Q
                                                             2001           2001           2001           2001
                                                           --------       --------       --------       -------
Total Revenues, Net of Interest Expense                    $ 20,281       $ 19,385       $ 19,387       $21,004
Effect of Securitization Activities                             766            930            907           965
Housing Finance Unit Charge                                      --             --             --            --
                                                           --------       --------       --------       -------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                   21,047         20,315         20,294        21,969

Total Operating Expenses                                     10,501          9,592          9,523         9,985
Restructuring and Merger-Related Items (1)                     (132)          (213)          (134)           21
Housing Finance Unit Charge                                      --             --             --            --
                                                           --------       --------       --------       -------
ADJUSTED OPERATING EXPENSES                                  10,369          9,379          9,389        10,006

Benefits, Claims and Credit Losses                            4,201          4,166          4,983         5,209
Effect of Securitization Activities                             766            930            907           965
Housing Finance Unit Charge                                      --             --             --            --
                                                           --------       --------       --------       -------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                   4,967          5,096          5,890         6,174

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST         5,711          5,840          5,015         5,789
Taxes on Core Income                                          2,042          2,040          1,727         1,890
Minority Interest, Net of Income Taxes                            9             15             26            37
                                                           --------       --------       --------       -------

CORE INCOME                                                   3,660          3,785          3,262         3,862

Restructuring and Merger-Related Items, after-tax (1)           (80)          (133)           (85)           13
Housing Finance Unit Charge, after-tax                           --             --             --            --
Cumulative Effect of Accounting Changes (2)                     (42)          (116)            --            --
                                                           --------       --------       --------       -------

NET INCOME                                                 $  3,538       $  3,536       $  3,177       $ 3,875
                                                           ========       ========       ========       =======

                                                           4Q 2001 VS.          YTD                YTD        YTD 4Q 2001 VS.
                                                        4Q 2000 INCREASE/        4Q                 4Q      YTD 4Q 2000 INCREASE/
                                                           (DECREASE)           2000               2001          (DECREASE)
                                                        -----------------     --------           --------   ---------------------
Total Revenues, Net of Interest Expense                        11%            $ 75,188           $ 80,057             6%
Effect of Securitization Activities                            48%               2,459              3,568            45%
Housing Finance Unit Charge                                    --                   47                 --            --
                                                                              --------           --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     12%              77,694             83,625             8%

Total Operating Expenses                                       (3%)             38,559             39,601             3%
Restructuring and Merger-Related Items (1)                      NM                (759)              (458)           40%
Housing Finance Unit Charge                                    --                  (25)                --            --
                                                                              --------           --------
ADJUSTED OPERATING EXPENSES                                     4%              37,775             39,143             4%

Benefits, Claims and Credit Losses                             21%              15,486             18,559            20%
Effect of Securitization Activities                            48%               2,459              3,568            45%
Housing Finance Unit Charge                                    --                  (40)                --            --
                                                                              --------           --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                    25%              17,905             22,127            24%

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST          14%              22,014             22,355             2%
Taxes on Core Income                                            8%               7,775              7,699            (1%)
Minority Interest, Net of Income Taxes                          NM                  99                 87           (12%)
                                                                              --------           --------

CORE INCOME                                                    16%              14,140             14,569             3%

Restructuring and Merger-Related Items, after-tax (1)           NM                (550)              (285)           48%
Housing Finance Unit Charge, after-tax                         --                  (71)                --            --
Cumulative Effect of Accounting Changes (2)                    --                   --               (158)            NM
                                                                              --------           --------

NET INCOME                                                     36%            $ 13,519           $ 14,126             4%
                                                                              ========           ========

(1) Restructuring and merger-related items in the 2000 fourth quarter primarily related to the acquisition of Associates First Capital Corporation, in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business, and in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates.

(2) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

NM - Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS

(In millions of dollars, except loan amounts in billions)       citigroup [LOGO]

                             -------------------------------------       EOP     --------------------------------------      AVERAGE
                                  90 DAYS OR MORE PAST DUE (1)          LOANS              NET CREDIT LOSSES (1)              LOANS
                             -------------------------------------     --------   --------------------------------------     -------
                                4Q00         3Q01          4Q01          4Q01        4Q00          3Q01          4Q01          4Q01
                             ---------    ----------    ----------     --------   ----------     ---------     ---------     -------
CITIBANKING NORTH AMERICA    $      35    $       85    $       96     $   11.7   $       16     $      33     $      30     $  11.7
   RATIO                         0.48%         0.68%         0.82%                     0.90%         1.12%         1.00%

MORTGAGE BANKING                   846         1,204         1,157         45.7           28            12            13        45.2
   RATIO                         2.01%         2.74%         2.53%                     0.27%         0.10%         0.12%

CITI CARDS                       1,497         1,908         2,135        107.7        1,051         1,423         1,554       104.4
   RATIO                         1.46%         1.82%         1.98%                     4.22%         5.48%         5.91%

OTHER CARDS                          6             5             6          1.0           29            10            13         1.2
   RATIO                         0.35%         0.36%         0.61%                     6.44%         2.80%         4.39%

CITIFINANCIAL                    1,272         1,909         2,002         60.2          360           376           474        59.9
   RATIO                         2.23%         3.20%         3.32%                     2.57%         2.53%         3.14%

WESTERN EUROPE                     835           817           800         19.0          101            85            87        18.8
   RATIO                         4.78%         4.29%         4.21%                     2.40%         1.82%         1.83%

CEEMEA                              32            32            36          2.5           11            10            10         2.4
   RATIO                         1.37%         1.30%         1.41%                     2.10%         1.62%         1.60%

ASIA (EXCLUDING JAPAN)             335           348           367         21.2           65            65            68        21.2
   RATIO                         1.51%         1.65%         1.73%                     1.18%         1.21%         1.28%

JAPAN                              101           174           178         14.4          131           149           174        15.2
   RATIO                         0.73%         1.12%         1.24%                     3.81%         4.04%         4.53%

MEXICO                              15           507           523          6.0            3            33            57         5.8
   RATIO                         5.17%         9.06%         8.75%                     3.38%         3.43%         3.88%

LATIN AMERICA                      235           255           248          5.3           95            76            69         5.6
   RATIO                         3.59%         4.51%         4.71%                     5.69%         5.20%         4.93%

THE CITIGROUP PRIVATE BANK          61            78           135         25.7            8             2            10        25.1
   RATIO                         0.23%         0.31%         0.53%                     0.13%         0.03%         0.15%

OTHER                               30            20            18          4.0            4            10            21         3.6

                             ---------    ----------    ----------     --------   ----------     ---------     ---------     -------
TOTAL MANAGED                $   5,300    $    7,342    $    7,701     $  324.4   $    1,902     $   2,284     $   2,580     $ 320.1
   RATIO                         1.75%         2.29%         2.37%                     2.56%         2.88%         3.20%

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)                                        citigroup [LOGO]

                                                           1Q             2Q          3Q             4Q
                                                          2000           2000        2000           2000
                                                        -------        -------      -------        -------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD      $ 8,853        $ 8,713      $ 8,852        $ 8,900
                                                        -------        -------      -------        -------
PROVISION FOR CREDIT LOSSES
     Consumer                                             1,092          1,062        1,078          1,113
     Commercial                                             217            240          143            394
                                                        -------        -------      -------        -------

                                                          1,309          1,302        1,221          1,507
                                                        -------        -------      -------        -------

GROSS CREDIT LOSSES
     Consumer                                             1,284          1,290        1,266          1,512
     Commercial                                             198            252          169            287
                                                        -------        -------      -------        -------
                                                          1,482          1,542        1,435          1,799
                                                        -------        -------      -------        -------
CREDIT RECOVERIES
     Consumer                                               209            246          229            245
     Commercial                                              24             27           35             49
                                                        -------        -------      -------        -------
                                                            233            273          264            294
                                                        -------        -------      -------        -------

NET CREDIT LOSSES                                         1,249          1,269        1,171          1,505
                                                        -------        -------      -------        -------
Other -- net (1)                                           (200)           106           (2)            59
                                                        -------        -------      -------        -------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD            $ 8,713        $ 8,852      $ 8,900        $ 8,961
                                                        =======        =======      =======        =======

Net consumer credit losses                              $ 1,075        $ 1,044      $ 1,037        $ 1,267
As a percentage of Average consumer loans                 2.23%          2.07%        1.89%          2.25%
Net commercial credit losses                            $   174        $   225      $   134        $   238
As a percentage of Average commercial loans               0.59%          0.72%        0.40%          0.69%

ALLOWANCE FOR CREDIT LOSSES
Consumer                                                $ 5,040        $ 5,062      $ 5,105        $ 4,946
Commercial                                                3,673          3,790        3,795          4,015
                                                        -------        -------      -------        -------
     Total Allowance for Credit Losses                  $ 8,713        $ 8,852      $ 8,900        $ 8,961
                                                        =======        =======      =======        =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                  2.56%          2.39%        2.30%          2.16%
Commercial                                                2.95%          2.83%        2.72%          2.90%
Total                                                     2.71%          2.56%        2.46%          2.44%

                                                          1Q              2Q             3Q           4Q
                                                         2001            2001           2001         2001
                                                        -------        -------        -------      -------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD      $ 8,961        $ 8,957        $ 8,917      $ 9,918
                                                        -------        -------        -------      -------
PROVISION FOR CREDIT LOSSES
     Consumer                                             1,197          1,196          1,360        1,563
     Commercial                                             277            289            220          698
                                                        -------        -------        -------      -------

                                                          1,474          1,485          1,580        2,261
                                                        -------        -------        -------      -------

GROSS CREDIT LOSSES
     Consumer                                             1,364          1,407          1,588        1,874
     Commercial                                             331            369            402          953
                                                        -------        -------        -------      -------
                                                          1,695          1,776          1,990        2,827
                                                        -------        -------        -------      -------
CREDIT RECOVERIES
     Consumer                                               199            183            211          260
     Commercial                                              54             82            119          152
                                                        -------        -------        -------      -------
                                                            253            265            330          412
                                                        -------        -------        -------      -------

NET CREDIT LOSSES                                         1,442          1,511          1,660        2,415
                                                        -------        -------        -------      -------
Other -- net (1)                                            (36)           (14)         1,081          324
                                                        -------        -------        -------      -------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD            $ 8,957        $ 8,917        $ 9,918      $10,088
                                                        =======        =======        =======      =======

Net consumer credit losses                              $ 1,165        $ 1,224        $ 1,377      $ 1,614
As a percentage of Average consumer loans                 2.10%          2.19%          2.31%        2.66%
Net commercial credit losses                            $   277        $   287        $   283      $   801
As a percentage of Average commercial loans               0.81%          0.82%          0.73%        2.08%

ALLOWANCE FOR CREDIT LOSSES
Consumer                                                $ 4,956        $ 4,914        $ 5,239      $ 5,169
Commercial                                                4,001          4,003          4,679        4,919
                                                        -------        -------        -------      -------
     Total Allowance for Credit Losses                  $ 8,957        $ 8,917        $ 9,918      $10,088
                                                        =======        =======        =======      =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                  2.24%          2.20%          2.17%        2.13%
Commercial                                                2.75%          2.79%          2.97%        3.31%
Total                                                     2.44%          2.43%          2.48%        2.57%

(1) The third quarter 2001 includes the addition of $1 Billion of credit loss reserves related to the acquisition of Banamex. A review of the Banamex credit portfolio was completed in the fourth quarter resulting in an increase to the allowance for credit losses. This increase does not relate to credit deterioration in the 2001 fourth quarter.

CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)                                        citigroup [LOGO]

                                                                          1Q          2Q          3Q          4Q
                                                                         2000        2000        2000        2000
                                                                        ------      ------      ------      ------
CASH-BASIS AND RENEGOTIATED LOANS
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (2)         $  412      $  356      $  348      $  390
Other                                                                    1,218       1,428       1,515       1,580
                                                                        ------      ------      ------      ------

    Total Commercial Cash-Basis Loans                                   $1,630      $1,784      $1,863      $1,970
                                                                        ======      ======      ======      ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets Corporate Banking and Global Transaction Services      $1,000      $1,061      $1,091      $1,069
Mexico                                                                      66          71          80          79
Corporate and Investment Bank                                              494         611         648         776
Insurance Subsidiaries                                                      59          38          40          44
Investment Activities                                                       11           3           4           2
                                                                        ------      ------      ------      ------

    Total Commercial Cash-Basis Loans                                   $1,630      $1,784      $1,863      $1,970
                                                                        ======      ======      ======      ======

COMMERCIAL RENEGOTIATED LOANS                                           $  677      $  720      $  731      $  785
                                                                        ======      ======      ======      ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
    HAS BEEN SUSPENDED                                                  $3,736      $3,678      $3,567      $3,808
                                                                        ======      ======      ======      ======

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
ASSETS
Consumer (3)                                                            $  370      $  380      $  423      $  366
                                                                        ------      ------      ------      ------

Emerging Markets Corporate Banking and Global Transaction Services          41          42          41          72
Mexico                                                                       2           1           1           2
Corporate and Investment Bank                                              141         135         122         115
Insurance Subsidiaries                                                     310         114         113         102
                                                                        ------      ------      ------      ------
    Total Commercial (3)                                                   494         292         277         291
                                                                        ------      ------      ------      ------

Corporate/Other                                                              9           8           8           8
                                                                        ------      ------      ------      ------

TOTAL OTHER REAL ESTATE OWNED                                           $  873      $  680      $  708      $  665
                                                                        ======      ======      ======      ======

OTHER REPOSSESSED ASSETS (4)                                            $  270      $  263      $  247      $  292
                                                                        ======      ======      ======      ======

                                                                          1Q          2Q         3Q           4Q
                                                                         2001        2001      2001 (1)    2001 (1)
                                                                        ------      ------     --------    --------
CASH-BASIS AND RENEGOTIATED LOANS
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (2)         $  528      $  527      $  699      $  699
Other                                                                    1,889       2,102       2,721       3,342
                                                                        ------      ------      ------      ------

    Total Commercial Cash-Basis Loans                                   $2,417      $2,629      $3,420      $4,041
                                                                        ======      ======      ======      ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets Corporate Banking and Global Transaction Services      $1,137      $1,279      $1,563      $1,465
Mexico                                                                      68         164         600       1,030
Corporate and Investment Bank                                            1,149       1,149       1,225       1,525
Insurance Subsidiaries                                                      55          24          26          19
Investment Activities                                                        8          13           6           2
                                                                        ------      ------      ------      ------

    Total Commercial Cash-Basis Loans                                   $2,417      $2,629      $3,420      $4,041
                                                                        ======      ======      ======      ======

COMMERCIAL RENEGOTIATED LOANS                                           $  909      $  864      $  748      $  681
                                                                        ======      ======      ======      ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
    HAS BEEN SUSPENDED                                                  $3,804      $4,111      $4,431      $4,234
                                                                        ======      ======      ======      ======

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
ASSETS
Consumer (3)                                                            $  268      $  289      $  407      $  393
                                                                        ------      ------      ------      ------

Emerging Markets Corporate Banking and Global Transaction Services          63          61          38          38
Mexico                                                                       2           1           1          --
Corporate and Investment Bank                                              108         107         110          64
Insurance Subsidiaries                                                     123         111         112         118
                                                                        ------      ------      ------      ------
    Total Commercial (3)                                                   296         280         261         220
                                                                        ------      ------      ------      ------

Corporate/Other                                                              8           8           9           8
                                                                        ------      ------      ------      ------

TOTAL OTHER REAL ESTATE OWNED                                           $  572      $  577      $  677      $  621
                                                                        ======      ======      ======      ======

OTHER REPOSSESSED ASSETS (4)                                            $  419      $  409      $  479      $  439
                                                                        ======      ======      ======      ======

(1) The third and fourth quarters of 2001 include Banamex loan data. A review of the Banamex credit portfolio was completed in the fourth quarter which caused commercial cash-basis loans to increase. This increase does not relate to credit deterioration in the 2001 fourth quarter.

(2) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(3) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(4) Primarily commercial transportation equipment, carried at lower of cost or fair value, less costs to sell.

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                                 1Q             2Q             3Q             4Q
                                                                2000           2000           2000           2000
                                                              --------       --------       --------       --------
Fixed-income investments:
   Available for sale, at market:
        Mortgage-backed securities - principally
            obligations of U.S. Government agencies           $ 10,422       $ 10,430       $ 10,760       $ 11,619
        U.S. Treasury securities and Obligations of U.S.
            Government corporations and agencies                 3,439          3,063          3,176          3,247
        Corporates (including redeemable preferreds)            28,499         29,124         28,810         28,894
        Obligations of states and political subdivisions        10,412         10,311         10,435         10,784
        Debt securities issued by foreign governments            1,623          1,700          1,966          1,607
    Held to maturity, at amortized cost                             32             31             30             29
                                                              --------       --------       --------       --------
   Total fixed income                                           54,427         54,659         55,177         56,180
Equity securities, at market                                     2,301          2,209          2,075          2,326
Short-term and other                                             6,943          6,848          8,215          8,477
                                                              --------       --------       --------       --------
   Total investments held by Insurance companies              $ 63,671       $ 63,716       $ 65,467       $ 66,983
                                                              ========       ========       ========       ========

After tax unrealized gains / (losses) on invested assets      $   (290)      $   (461)      $    (56)      $    531
                                                              ========       ========       ========       ========

                                                                                                                    4Q 2001 VS.
                                                                 1Q           2Q           3Q           4Q       4Q 2000 INCREASE/
                                                                2001         2001         2001         2001          (DECREASE)
                                                              --------     --------     --------     --------    -----------------
Fixed-income investments:
   Available for sale, at market:
        Mortgage-backed securities - principally
              obligations of U.S. Government agencies         $ 13,032     $ 13,541     $ 14,137     $ 13,723           18%
        U.S. Treasury securities and Obligations of U.S.
              Government corporations and agencies               3,099        2,248        2,472        3,284            1%
        Corporates (including redeemable preferreds)            30,872       31,321       31,510       31,091            8%
        Obligations of states and political subdivisions        11,349       11,330       11,475       11,170            4%
        Debt securities issued by foreign governments            1,368        1,566        1,330        1,474           (8%)
    Held to maturity, at amortized cost                             29           28           27           15          (48%)
                                                              --------     --------     --------     --------
   Total fixed income                                           59,749       60,034       60,951       60,757            8%
Equity securities, at market                                     2,443        2,321        2,112        1,633          (30%)
Short-term and other                                             8,029        6,947        9,616        9,863           16%
                                                              --------     --------     --------     --------
   Total investments held by Insurance companies              $ 70,221     $ 69,302     $ 72,679     $ 72,253            8%
                                                              ========     ========     ========     ========

After tax unrealized gains / (losses) on invested assets      $    793     $    458     $    904     $    470          (11%)
                                                              ========     ========     ========     ========

(1)   Includes investments held by insurance companies.

GLOBAL CONSUMER
GLOBAL CARDS SUPPLEMENTAL DATA

(In millions of dollars)                                        citigroup [LOGO]

                                                         1Q             2Q              3Q              4Q
                                                        2000           2000            2000            2000
                                                     ---------       ---------       ---------       ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE           $   3,112       $   3,156       $   3,322       $   3,515
Adjusted Operating Expenses                              1,263           1,288           1,319           1,347
Adjusted Provision for Loan Losses (1)                   1,098           1,058           1,055           1,162
                                                     ---------       ---------       ---------       ---------

Core Income Before Taxes                                   751             810             948           1,006
Income Taxes                                               276             298             344             361
                                                     ---------       ---------       ---------       ---------

CORE INCOME                                          $     475       $     512       $     604       $     645
                                                     =========       =========       =========       =========

Managed Average Assets (in billions of dollars)      $     100       $     104       $     111       $     115
                                                     =========       =========       =========       =========

Return on Managed Assets                                 1.91%           1.98%           2.16%           2.23%
                                                     =========       =========       =========       =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                    $    98.4       $   104.9       $   110.2       $   115.8
Total EOP Open Accounts (in millions)                     91.0            96.7           102.7           104.4
Total Sales                                          $    60.0       $    67.8       $    67.8       $    69.4
Coincident Net Credit Loss Ratio %                       4.57%           4.22%           3.90%           4.19%
Loans 90+ Days Past Due %                                1.55%           1.33%           1.35%           1.47%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                      $     380       $     388       $     492       $     527
  International                                             95             124             112             118
                                                     ---------       ---------       ---------       ---------
     Total                                           $     475       $     512       $     604       $     645
                                                     =========       =========       =========       =========

AVERAGE LOANS
  North America                                      $    86.3       $    90.1       $    96.5       $   100.8
  International                                           10.1            10.3            10.6            10.5
                                                     ---------       ---------       ---------       ---------
     Total                                           $    96.4       $   100.4       $   107.1       $   111.3
                                                     =========       =========       =========       =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
  North America                                           79.5            84.9            90.5            91.8
  International                                           11.5            11.8            12.2            12.6
                                                     ---------       ---------       ---------       ---------
     Total                                                91.0            96.7           102.7           104.4
                                                     =========       =========       =========       =========

TOTAL SALES
  North America                                      $    51.6       $    58.7       $    58.5       $    60.0
  International                                            8.4             9.1             9.3             9.4

                                                     ---------       ---------       ---------       ---------
     Total                                           $    60.0       $    67.8       $    67.8       $    69.4
                                                     =========       =========       =========       =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  North America                                      $     990       $     961       $     956       $   1,080
  International                                            105              93              94              93

                                                     ---------       ---------       ---------       ---------
     Total                                           $   1,095       $   1,054       $   1,050       $   1,173
                                                     =========       =========       =========       =========



                                                        1Q               2Q              3Q              4Q
                                                       2001             2001            2001            2001
                                                     ---------       ---------       ---------       ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE           $   3,595       $   3,690       $   4,040       $   4,306
Adjusted Operating Expenses                              1,337           1,302           1,346           1,351
Adjusted Provision for Loan Losses (1)                   1,322           1,488           1,541           1,693
                                                     ---------       ---------       ---------       ---------

Core Income Before Taxes                                   936             900           1,153           1,262
Income Taxes                                               343             330             417             427
                                                     ---------       ---------       ---------       ---------

CORE INCOME                                          $     593       $     570       $     736       $     835
                                                     =========       =========       =========       =========

Managed Average Assets (in billions of dollars)      $     117       $     117       $     122       $     122
                                                     =========       =========       =========       =========

Return on Managed Assets                                 2.06%           1.95%           2.39%           2.72%
                                                     =========       =========       =========       =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                    $   112.1       $   116.2       $   119.2       $   122.5
Total EOP Open Accounts (in millions)                    106.7           107.8           109.8           109.1
Total Sales                                          $    62.6       $    67.2       $    66.7       $    69.2
Coincident Net Credit Loss Ratio %                       4.73%           5.37%           5.23%           5.70%
Loans 90+ Days Past Due %                                1.82%           1.73%           1.80%           1.96%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                      $     467       $     455       $     573       $     638
  International                                            126             115             163             197
                                                     ---------       ---------       ---------       ---------
     Total                                           $     593       $     570       $     736       $     835
                                                     =========       =========       =========       =========

AVERAGE LOANS
  North America                                      $   101.8       $   102.3       $   104.5       $   105.5
  International                                           10.1            10.2            12.2            12.2
                                                     ---------       ---------       ---------       ---------
     Total                                           $   111.9       $   112.5       $   116.7       $   117.7
                                                     =========       =========       =========       =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
  North America                                           94.3            95.1            94.5            93.9
  International                                           12.4            12.7            15.3            15.2
                                                     ---------       ---------       ---------       ---------
     Total                                               106.7           107.8           109.8           109.1
                                                     =========       =========       =========       =========

TOTAL SALES
  North America                                      $    54.4       $    58.7       $    57.5       $    58.9
  International                                            8.2             8.5             9.2            10.3

                                                     ---------       ---------       ---------       ---------
     Total                                           $    62.6       $    67.2       $    66.7       $    69.2
                                                     =========       =========       =========       =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  North America                                      $   1,207       $   1,395       $   1,433       $   1,567
  International                                             99             113             104             124

                                                     ---------       ---------       ---------       ---------
     Total                                           $   1,306       $   1,508       $   1,537       $   1,691
                                                     =========       =========       =========       =========

                                                        4Q 2001 VS.            YTD         YTD         YTD 4Q 2001 VS.
                                                     4Q 2000 INCREASE/         4Q          4Q       YTD 4Q 2000 INCREASE/
                                                        (DECREASE)            2000        2001           (DECREASE)
                                                     -----------------      --------    --------    ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                 23%              $ 13,105    $ 15,631            19%
Adjusted Operating Expenses                                 --                 5,217       5,336             2%
Adjusted Provision for Loan Losses (1)                     46%                 4,373       6,044            38%
                                                                            --------    --------

Core Income Before Taxes                                   25%                 3,515       4,251            21%
Income Taxes                                               18%                 1,279       1,517            19%
                                                                            --------    --------

CORE INCOME                                                29%              $  2,236    $  2,734            22%
                                                                            ========    ========

Managed Average Assets (in billions of dollars)             6%              $    108    $    120            11%
                                                                            ========    ========

Return on Managed Assets                                                       2.07%       2.28%
                                                                            ========    ========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                           6%
Total EOP Open Accounts (in millions)                       5%
Total Sales                                                 --
Coincident Net Credit Loss Ratio %
Loans 90+ Days Past Due %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                            21%              $  1,787    $  2,133            19%
  International                                            67%                   449         601            34%
                                                                            --------    --------

     Total                                                 29%              $  2,236    $  2,734            22%
                                                                            ========    ========

AVERAGE LOANS
  North America                                             5%              $   93.4    $  103.5            11%
  International                                            16%                  10.4        11.2             8%
                                                                            --------    --------
     Total                                                  6%              $  103.8    $  114.7            11%
                                                                            ========    ========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
  North America                                             2%
  International                                            21%

     Total                                                  5%

TOTAL SALES
  North America                                            (2%)             $  228.8    $  229.5             --
  International                                            10%                  36.2        36.2             --
                                                                            --------    --------
     Total                                                  --              $  265.0    $  265.7             --
                                                                            ========    ========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  North America                                            45%              $  3,987    $  5,602            41%
  International                                            33%                   385         440            14%
                                                                            --------    --------
     Total                                                 44%              $  4,372    $  6,042            38%
                                                                            ========    ========

(1)   On a managed basis.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
GLOBAL CONSUMER FINANCE SUPPLEMENTAL DATA

(In millions of dollars)                                        citigroup [LOGO]

                                                             1Q           2Q           3Q           4Q
                                                            2000         2000         2000         2000
                                                           ------       ------       ------       ------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                 $1,842       $1,936       $1,965       $2,136
Adjusted Operating Expenses                                   798          834          830          930
Adjusted Provision for Loan Losses (1)                        559          536          539          607
                                                           ------       ------       ------       ------

Core Income Before Taxes                                      485          566          596          599
Income Taxes                                                  180          210          213          207
                                                           ------       ------       ------       ------

CORE INCOME                                                $  305       $  356       $  383       $  392
                                                           ======       ======       ======       ======

Managed Average Assets (in billions of dollars)            $   66       $   71       $   75       $   80
                                                           ======       ======       ======       ======

Return on Managed Assets                                    1.86%        2.02%        2.03%        1.95%
                                                           ======       ======       ======       ======

Consumer Finance Receivables (in billions of dollars)      $ 61.3       $ 64.9       $ 68.0       $ 70.4

Number of Offices                                           3,830        3,860        3,971        4,034

Net Credit Loss Ratio (1)                                   3.21%        2.83%        2.73%        3.14%

Loans 90+Days Past Due:
  In millions of dollars                                   $1,252       $1,229       $1,292       $1,465
  %                                                         2.04%        1.89%        1.90%        2.08%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                            $  179       $  205       $  213       $  213
  International                                               126          151          170          179
                                                           ------       ------       ------       ------
     Total                                                 $  305       $  356       $  383       $  392
                                                           ======       ======       ======       ======

CONSUMER FINANCE RECEIVABLES
  North America                                            $ 49.3       $ 51.6       $ 53.2       $ 55.3
  International                                              12.0         13.3         14.8         15.1
                                                           ------       ------       ------       ------
     Total                                                 $ 61.3       $ 64.9       $ 68.0       $ 70.4
                                                           ======       ======       ======       ======

NUMBER OF OFFICES
  North America                                             2,767        2,738        2,699        2,720
  International                                             1,063        1,122        1,272        1,314
                                                           ------       ------       ------       ------
     Total                                                  3,830        3,860        3,971        4,034
                                                           ======       ======       ======       ======

                                                             1Q           2Q           3Q           4Q
                                                            2001         2001         2001         2001
                                                           ------       ------       ------       ------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                 $2,197       $2,251       $2,350       $2,433
Adjusted Operating Expenses                                   936          837          840          786
Adjusted Provision for Loan Losses (1)                        642          634          664          748
                                                           ------       ------       ------       ------

Core Income Before Taxes                                      619          780          846          899
Income Taxes                                                  230          287          310          325
                                                           ------       ------       ------       ------

CORE INCOME                                                $  389       $  493       $  536       $  574
                                                           ======       ======       ======       ======

Managed Average Assets (in billions of dollars)            $   81       $   84       $   86       $   88
                                                           ======       ======       ======       ======

Return on Managed Assets                                    1.95%        2.35%        2.47%        2.59%
                                                           ======       ======       ======       ======

Consumer Finance Receivables (in billions of dollars)      $ 72.7       $ 73.5       $ 76.5       $ 76.4

Number of Offices                                           3,760        3,670        3,644       $3,567

Net Credit Loss Ratio (1)                                   3.07%        3.02%        3.08%        3.63%

Loans 90+Days Past Due:
  In millions of dollars                                   $1,808       $1,966       $2,183       $2,295
  %                                                         2.49%        2.67%        2.85%        3.00%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                            $  212       $  286       $  308       $  320
  International                                               177          207          228          254
                                                           ------       ------       ------       ------
     Total                                                 $  389       $  493       $  536       $  574
                                                           ======       ======       ======       ======

CONSUMER FINANCE RECEIVABLES
  North America                                            $ 57.7       $ 58.5       $ 59.7       $ 60.2
  International                                              15.0         15.0         16.8         16.2
                                                           ------       ------       ------       ------
     Total                                                 $ 72.7       $ 73.5       $ 76.5       $ 76.4
                                                           ======       ======       ======       ======

NUMBER OF OFFICES
  North America                                             2,430        2,336        2,320        2,221
  International                                             1,330        1,334        1,324        1,346
                                                           ------       ------       ------       ------
     Total                                                  3,760        3,670        3,644        3,567
                                                           ======       ======       ======       ======

                                                         4Q 2001 VS.            YTD        YTD            YTD 4Q 2001 VS.
                                                      4Q 2000 INCREASE/         4Q          4Q         YTD 4Q 2000 INCREASE/
                                                         (DECREASE)            2000        2001              (DECREASE)
                                                      -----------------       -------    -------       ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                   14%              $ 7,879    $ 9,231                17%
Adjusted Operating Expenses                                 (15%)               3,392      3,399                --
Adjusted Provision for Loan Losses (1)                       23%                2,241      2,688                20%
                                                                              -------    -------

Core Income Before Taxes                                     50%                2,246      3,144                40%
Income Taxes                                                 57%                  810      1,152                42%
                                                                              -------    -------

CORE INCOME                                                  46%              $ 1,436    $ 1,992                39%
                                                                              =======    =======

Managed Average Assets (in billions of dollars)              10%              $    73    $    85                16%
                                                                              =======    =======

Return on Managed Assets                                                        1.97%      2.34%
                                                                              =======    =======

Consumer Finance Receivables (in billions of dollars)         9%

Number of Offices                                           (12%)

Net Credit Loss Ratio (1)

Loans 90+Days Past Due:
  In millions of dollars                                     57%
  %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                              50%              $   810    $ 1,126                39%
  International                                              42%                  626        866                38%
                                                                              -------    -------
     Total                                                   46%              $ 1,436    $ 1,992                39%
                                                                              =======    =======

CONSUMER FINANCE RECEIVABLES
  North America                                               9%
  International                                               7%

     Total                                                    9%

NUMBER OF OFFICES
  North America                                             (18%)
  International                                               2%

     Total                                                  (12%)

(1)   On a managed basis.

GLOBAL CORPORATE
SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS
(In millions of dollars)                                        citigroup [LOGO]

                                                        1Q          2Q          3Q          4Q
                                                       2000        2000        2000        2000
                                                      ------      ------      ------      ------
    TOTAL REVENUE

        Global Corporate Finance (1)                  $4,061      $3,830      $3,957      $3,846
        Global Transaction Services (2)                  782         839         870         881
        Private Client                                 1,917       1,690       1,681       1,628
        Commercial Lines                               1,719       1,788       1,928       2,062
                                                      ------      ------      ------      ------
    Total Global Corporate                            $8,479      $8,147      $8,436      $8,417
                                                      ======      ======      ======      ======

    CORE INCOME
        Global Corporate Finance (1)                  $1,128      $  833      $  865      $  682
        Global Transaction Services (2)                   95         138         144         116
        Private Client                                   359         254         251         208
        Commercial Lines                                 247         272         317         257
                                                      ------      ------      ------      ------
    Total Global Corporate                            $1,829      $1,497      $1,577      $1,263
                                                      ======      ======      ======      ======

REGIONAL VIEW
   TOTAL REVENUE
      JENA (3)                                        $7,172      $6,827      $7,089      $7,044
      Emerging Markets                                 1,307       1,320       1,347       1,373
                                                      ------      ------      ------      ------
    Total Global Corporate                            $8,479      $8,147      $8,436      $8,417
                                                      ======      ======      ======      ======

   CORE INCOME
       JENA (3)                                       $1,459      $1,167      $1,195      $  855
       Emerging Markets                                  370         330         382         408
                                                      ------      ------      ------      ------
    Total Global Corporate                            $1,829      $1,497      $1,577      $1,263
                                                      ======      ======      ======      ======

TRADING RELATED REVENUE BY PRODUCT
      Fixed Income                                    $  734      $  601      $  732      $  464
      Equities                                           505         430         391         394
      Foreign Exchange                                   289         290         202         322
      All Other                                          104          61          86          57
                                                      ------      ------      ------      ------
   Total Trading Related Revenue                      $1,632      $1,382      $1,411      $1,237
                                                      ======      ======      ======      ======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
      Principal Transactions                          $1,489      $1,240      $1,369      $1,099
      Net Interest Revenue                               143         142          42         138
                                                      ------      ------      ------      ------
   Total Trading Related Revenue                      $1,632      $1,382      $1,411      $1,237
                                                      ======      ======      ======      ======

                                                        1Q          2Q           3Q           4Q
                                                       2001        2001         2001         2001
                                                      ------      ------      -------       ------
    TOTAL REVENUE

        Global Corporate Finance (1)                  $5,050      $4,084      $ 3,756       $4,078
        Global Transaction Services (2)                  881         869          830          832
        Private Client                                 1,553       1,512        1,451        1,438
        Commercial Lines                               1,970       2,018        1,977        1,998
                                                      ------      ------      -------       ------
    Total Global Corporate                            $9,454      $8,483      $ 8,014       $8,346
                                                      ======      ======      =======       ======

    CORE INCOME
        Global Corporate Finance (1)                  $1,135      $1,026      $ 1,004       $  746
        Global Transaction Services (2)                  114         133          112          119
        Private Client                                   195         203          179          187
        Commercial Lines                                 278         286         (136)         263
                                                      ------      ------      -------       ------
    Total Global Corporate                            $1,722      $1,648      $ 1,159       $1,315
                                                      ======      ======      =======       ======

REGIONAL VIEW
   TOTAL REVENUE
      JENA (3)                                        $7,916      $6,952      $ 6,591       $6,890
      Emerging Markets                                 1,538       1,531        1,423        1,456
                                                      ------      ------      -------       ------
    Total Global Corporate                            $9,454      $8,483      $ 8,014       $8,346
                                                      ======      ======      =======       ======

   CORE INCOME
       JENA (3)                                       $1,273      $1,187      $   719       $  925
       Emerging Markets                                  449         461          440          390
                                                      ------      ------      -------       ------
    Total Global Corporate                            $1,722      $1,648      $ 1,159       $1,315
                                                      ======      ======      =======       ======

TRADING RELATED REVENUE BY PRODUCT
      Fixed Income                                    $1,289      $  959      $   824       $  935
      Equities                                           472         214          101           95
      Foreign Exchange                                   360         394          288          422
      All Other                                           64          47           38           48
                                                      ------      ------      -------       ------
   Total Trading Related Revenue                      $2,185      $1,614      $ 1,251       $1,500
                                                      ======      ======      =======       ======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
      Principal Transactions                          $2,063      $1,255      $   834       $  575
      Net Interest Revenue                               122         359          417          925
                                                      ------      ------      -------       ------
   Total Trading Related Revenue                      $2,185      $1,614      $ 1,251       $1,500
                                                      ======      ======      =======       ======

                                                       4Q 2001 VS.          YTD              YTD     YTD 4Q 2001 VS.
                                                    4Q 2000 INCREASE/       4Q               4Q    YTD 4Q 2000 INCREASE/
                                                       (DECREASE)          2000             2001        (DECREASE)
                                                    -----------------    -------          -------  ---------------------
    TOTAL REVENUE

        Global Corporate Finance (1)                        6%           $15,694          $16,968            8%
        Global Transaction Services (2)                    (6%)            3,372            3,412            1%
        Private Client                                    (12%)            6,916            5,954          (14%)
        Commercial Lines                                   (3%)            7,497            7,963            6%
                                                                         -------          -------
    Total Global Corporate                                 (1%)          $33,479          $34,297            2%
                                                                         =======          =======

    CORE INCOME
        Global Corporate Finance (1)                        9%           $ 3,508          $ 3,911           11%
        Global Transaction Services (2)                     3%               493              478           (3%)
        Private Client                                    (10%)            1,072              764          (29%)
        Commercial Lines                                    2%             1,093              691          (37%)
                                                                         -------          -------
    Total Global Corporate                                  4%           $ 6,166          $ 5,844           (5%)
                                                                         =======          =======

REGIONAL VIEW
   TOTAL REVENUE
      JENA (3)                                             (2%)          $28,132          $28,349            1%
      Emerging Markets                                      6%             5,347            5,948           11%
                                                                         -------          -------
    Total Global Corporate                                 (1%)          $33,479          $34,297            2%
                                                                         =======          =======

   CORE INCOME
       JENA (3)                                             8%           $ 4,676          $ 4,104          (12%)
       Emerging Markets                                    (4%)            1,490            1,740           17%
                                                                         -------          -------
    Total Global Corporate                                  4%           $ 6,166          $ 5,844           (5%)
                                                                         =======          =======

TRADING RELATED REVENUE BY PRODUCT
      Fixed Income                                          NM           $ 2,531          $ 4,007           58%
      Equities                                            (76%)            1,720              882          (49%)
      Foreign Exchange                                     31%             1,103            1,464           33%
      All Other                                           (16%)              308              197          (36%)
                                                                         -------          -------
   Total Trading Related Revenue                           21%           $ 5,662          $ 6,550           16%
                                                                         =======          =======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
      Principal Transactions                              (48%)          $ 5,197          $ 4,727           (9%)
      Net Interest Revenue                                  NM               465            1,823            NM
                                                                         -------          -------
   Total Trading Related Revenue                           21%           $ 5,662          $ 6,550           16%
                                                                         =======          =======

(1) Global Corporate Finance includes Global Fixed Income, Global Equities, Global Investment Banking, Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Robinson Humphrey, Municipals & Stock Loans.

(2) Global Transaction Services includes e-Business, Cash Management, Trade Finance and Worldwide Securities Services.

(3)   JENA includes Japan, Western Europe and North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP EMERGING MARKETS - EXCLUDING INVESTMENT ACTIVITIES
(IN MILLIONS OF DOLLARS)                                        citigroup [LOGO]

                                              1Q           2Q            3Q           4Q
                                             2000         2000          2000         2000
                                            ------      -------       -------       ------
REVENUE
   Asia                                     $1,171      $ 1,113       $ 1,111       $1,118
   Mexico                                      197          136           119          151
   Latin America                               967        1,013           967        1,019
   CEEMEA                                      450          482           536          576
   Other                                        29           32            34           34
                                            ------      -------       -------       ------
    TOTAL                                   $2,814      $ 2,776       $ 2,767       $2,898
                                            ======      =======       =======       ======

CORE INCOME
   Asia                                     $  298      $   276       $   286       $  271
   Mexico                                       43            6            (3)          10
   Latin America                               226          222           214          259
   CEEMEA                                      114          108           124          135
   Other                                         1          (12)           12           32
                                            ------      -------       -------       ------
    TOTAL                                   $  682      $   600       $   633       $  707
                                            ======      =======       =======       ======

CORE INCOME
   ASIA:
    Consumer (1)                            $  139      $   137       $   137       $  131
    Corporate                                  137          123           138          131
    Asset Management & Private Banking          22           16            11            9
                                            ------      -------       -------       ------
      TOTAL ASIA                            $  298      $   276       $   286       $  271
                                            ======      =======       =======       ======

   MEXICO                                   $   43      $     6       $    (3)      $   10

   LATIN AMERICA:
    Consumer (1)                            $   57      $    63       $    60       $   80
    Corporate                                  140          125           123          127
    Asset Management & Private Banking          29           34            31           52
                                            ------      -------       -------       ------
      TOTAL LATIN AMERICA                   $  226      $   222       $   214       $  259
                                            ======      =======       =======       ======

   CEEMEA:
    Consumer (1)                            $   15      $    14       $    11       $    8
    Corporate                                   92           94           109          118
    Asset Management & Private Banking           7           --             4            9
                                            ------      -------       -------       ------
      TOTAL CEEMEA                          $  114      $   108       $   124       $  135
                                            ======      =======       =======       ======

   OTHER                                    $    1      $   (12)      $    12       $   32
                                            ======      =======       =======       ======

   EMERGING MARKETS:
    Consumer (1)                            $  254      $   220       $   205       $  229
    Corporate                                  370          330           382          408
    Asset Management & Private Banking          58           50            46           70
                                            ------      -------       -------       ------
      TOTAL EMERGING MARKETS                $  682      $   600       $   633       $  707
                                            ======      =======       =======       ======

                                              1Q            2Q            3Q             4Q
                                             2001          2001          2001           2001
                                            -------       -------       -------       -------
REVENUE
   Asia                                     $ 1,202       $ 1,266       $ 1,146       $ 1,234
   Mexico                                       151           161           683         1,122
   Latin America                              1,063         1,032         1,105           767
   CEEMEA                                       665           587           596           619
   Other                                         24            25            11             5
                                            -------       -------       -------       -------
    TOTAL                                   $ 3,105       $ 3,071       $ 3,541       $ 3,747
                                            =======       =======       =======       =======

CORE INCOME
   Asia                                     $   332       $   366       $   325       $   353
   Mexico                                         4            11           124           207
   Latin America                                266           262           286            22
   CEEMEA                                       183           132           152           166
   Other                                        (26)           (1)           (4)           21
                                            -------       -------       -------       -------
    TOTAL                                   $   759       $   770       $   883       $   769
                                            =======       =======       =======       =======

CORE INCOME
   ASIA:
    Consumer (1)                            $   148       $   147       $   158       $   162
    Corporate                                   156           206           150           172
    Asset Management & Private Banking           28            13            17            19
                                            -------       -------       -------       -------
      TOTAL ASIA                            $   332       $   366       $   325       $   353
                                            =======       =======       =======       =======

   MEXICO                                   $     4       $    11       $   124       $   207

   LATIN AMERICA:
    Consumer (1)                            $    61       $    72       $    67       $   (46)
    Corporate                                   159           150           171            60
    Asset Management & Private Banking           46            40            48             8
                                            -------       -------       -------       -------
      TOTAL LATIN AMERICA                   $   266       $   262       $   286       $    22
                                            =======       =======       =======       =======

   CEEMEA:
    Consumer (1)                            $    18       $    21       $    24       $    24
    Corporate                                   160           106           123           137
    Asset Management & Private Banking            5             5             5             5
                                            -------       -------       -------       -------
      TOTAL CEEMEA                          $   183       $   132       $   152       $   166
                                            =======       =======       =======       =======

   OTHER                                    $   (26)      $    (1)      $    (4)      $    21
                                            =======       =======       =======       =======

   EMERGING MARKETS:
    Consumer (1)                            $   231       $   251       $   373       $   347
    Corporate                                   449           461           440           390
    Asset Management & Private Banking           79            58            70            32
                                            -------       -------       -------       -------
      TOTAL EMERGING MARKETS                $   759       $   770       $   883       $   769
                                            =======       =======       =======       =======

                                             4Q 2001 VS.          YTD              YTD        YTD 4Q 2001 VS.
                                          4Q 2000 INCREASE/       4Q               4Q      YTD 4Q 2000 INCREASE/
                                             (DECREASE)          2000             2001          (DECREASE)
                                          -----------------    -------          --------   ---------------------
REVENUE
   Asia                                          10%           $ 4,513          $  4,848             7%
   Mexico                                         NM               603             2,117             NM
   Latin America                                (25%)            3,966             3,967             --
   CEEMEA                                         7%             2,044             2,467            21%
   Other                                        (85%)              129                65           (50%)
                                                               -------          --------
    TOTAL                                        29%           $11,255          $ 13,464            20%
                                                               =======          ========

CORE INCOME
   Asia                                          30%           $ 1,131          $  1,376            22%
   Mexico                                         NM                56               346             NM
   Latin America                                (92%)              921               836            (9%)
   CEEMEA                                        23%               481               633            32%
   Other                                        (34%)               33               (10)            NM
                                                               -------          --------
    TOTAL                                         9%           $ 2,622          $  3,181            21%
                                                               =======          ========

CORE INCOME
   ASIA:
    Consumer (1)                                 24%           $   544          $    615            13%
    Corporate                                    31%               529               684            29%
    Asset Management & Private Banking            NM                58                77            33%
                                                               -------          --------
      TOTAL ASIA                                 30%           $ 1,131          $  1,376            22%
                                                               =======          ========

   MEXICO                                         NM           $    56          $    346             NM

   LATIN AMERICA:
    Consumer (1)                                  NM           $   260          $    154           (41%)
    Corporate                                   (53%)              515               540             5%
    Asset Management & Private Banking          (85%)              146               142            (3%)
                                                               -------          --------
      TOTAL LATIN AMERICA                       (92%)          $   921          $    836            (9%)
                                                               =======          ========

   CEEMEA:
    Consumer (1)                                  NM           $    48          $     87            81%
    Corporate                                    16%               413               526            27%
    Asset Management & Private Banking          (44%)               20                20              -
                                                               -------          --------
      TOTAL CEEMEA                               23%           $   481          $    633            32%
                                                               =======          ========

   OTHER                                        (34%)          $    33          $    (10)            NM
                                                               =======          ========

   EMERGING MARKETS:
    Consumer (1)                                 52%           $   908          $  1,202            32%
    Corporate                                    (4%)            1,490             1,740            17%
    Asset Management & Private Banking          (54%)              224               239             7%
                                                               -------          --------
      TOTAL EMERGING MARKETS                      9%           $ 2,622          $  3,181            21%
                                                               =======          ========

(1)   Includes Associates.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SUPPLEMENTAL DATA
(In millions of dollars)                                        citigroup [LOGO]

                                                               1Q            2Q            3Q            4Q
                                                              2000          2000          2000          2000
                                                            -------       -------       -------       -------
REVENUES

  Private Client                                            $ 1,917       $ 1,690       $ 1,681       $ 1,628
  Citigroup Asset Management                                    423           461           471           490
  The Citigroup Private Bank                                    363           339           337           370
  Travelers Life & Annuity                                    1,010           983           899           999
  Global Consumer Investment Products                           673           651           653           639
                                                            -------       -------       -------       -------
  TOTAL GLOBAL WEALTH MANAGEMENT                            $ 4,386       $ 4,124       $ 4,041       $ 4,126
                                                            =======       =======       =======       =======

CORE INCOME
  Private Client                                            $   359       $   254       $   251       $   208
  Citigroup Asset Management                                     93            87            93            72
  The Citigroup Private Bank                                     80            79            79            85
  Travelers Life & Annuity                                      187           202           179           209
  Global Consumer Investment Products                           162           150           155           141
                                                            -------       -------       -------       -------
  TOTAL GLOBAL WEALTH MANAGEMENT                            $   881       $   772       $   757       $   715
                                                            =======       =======       =======       =======

  CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

  Private Client  - Client Assets                           $ 1,032       $ 1,032       $ 1,047       $   977
  Citigroup Asset Management -Assets Under Management           387           387           395           400
  The Citigroup Private Bank - Client Business Volumes          144           149           154           153
  Travelers Life & Annuity Investment Products                  107           109           112           114
  Global Consumer Investment Products                           487           491           497           495
  Less Cross-Sell Volumes Included Above                       (294)         (300)         (309)         (308)
                                                            -------       -------       -------       -------
  TOTAL CLIENT BUSINESS VOLUMES                             $ 1,863       $ 1,868       $ 1,896       $ 1,831
                                                            =======       =======       =======       =======

                                                               1Q           2Q             3Q            4Q
                                                              2001         2001           2001          2001
                                                            -------       -------       -------       -------
REVENUES

  Private Client                                            $ 1,553       $ 1,512       $ 1,451       $ 1,438
  Citigroup Asset Management                                    505           477           523           424
  The Citigroup Private Bank                                    390           375           365           406
  Travelers Life & Annuity                                    1,130           975           875         1,108
  Global Consumer Investment Products                           650           642           708           818
                                                            -------       -------       -------       -------
  TOTAL GLOBAL WEALTH MANAGEMENT                            $ 4,228       $ 3,981       $ 3,922       $ 4,194
                                                            =======       =======       =======       =======

CORE INCOME
  Private Client                                            $   195       $   203       $   179       $   187
  Citigroup Asset Management                                     89            80            93            74
  The Citigroup Private Bank                                     97            93            93            95
  Travelers Life & Annuity                                      210           231           178           202
  Global Consumer Investment Products                           144           141           144           172
                                                            -------       -------       -------       -------
  TOTAL GLOBAL WEALTH MANAGEMENT                            $   735       $   748       $   687       $   730
                                                            =======       =======       =======       =======

  CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

  Private Client  - Client Assets                           $   911       $   981       $   905       $   977
  Citigroup Asset Management -Assets Under Management           392           407           401           417
  The Citigroup Private Bank - Client Business Volumes          146           150           149           158
  Travelers Life & Annuity Investment Products                  116           120           120           126
  Global Consumer Investment Products                           495           508           509           522
  Less Cross-Sell Volumes Included Above                       (296)         (319)         (305)         (323)
                                                            -------       -------       -------       -------
  TOTAL CLIENT BUSINESS VOLUMES                             $ 1,764       $ 1,847       $ 1,779       $ 1,877
                                                            =======       =======       =======       =======

                                                            4Q 2001 VS.              YTD         YTD            YTD 4Q 2001 VS.
                                                         4Q 2000 INCREASE/           4Q          4Q          YTD 4Q 2000 INCREASE/
                                                            (DECREASE)              2000        2001               (DECREASE)
                                                         -----------------        --------    --------       ---------------------
REVENUES

  Private Client                                               (12%)              $  6,916    $  5,954                (14%)
  Citigroup Asset Management                                   (13%)                 1,845       1,929                  5%
  The Citigroup Private Bank                                    10%                  1,409       1,536                  9%
  Travelers Life & Annuity                                      11%                  3,891       4,088                  5%
  Global Consumer Investment Products                           28%                  2,616       2,818                  8%
                                                                                  --------    --------
  TOTAL GLOBAL WEALTH MANAGEMENT                                 2%               $ 16,677    $ 16,325                 (2%)
                                                                                  ========    ========

CORE INCOME
  Private Client                                               (10%)              $  1,072    $    764                (29%)
  Citigroup Asset Management                                     3%                    345         336                 (3%)
  The Citigroup Private Bank                                    12%                    323         378                 17%
  Travelers Life & Annuity                                      (3%)                   777         821                  6%
  Global Consumer Investment Products                           22%                    608         601                 (1%)
                                                                                  --------    --------
  TOTAL GLOBAL WEALTH MANAGEMENT                                 2%               $  3,125    $  2,900                 (7%)
                                                                                  ========    ========

  CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

  Private Client  - Client Assets                               --
  Citigroup Asset Management -Assets Under Management            4%
  The Citigroup Private Bank - Client Business Volumes           3%
  Travelers Life & Annuity Investment Products                  11%
  Global Consumer Investment Products                            5%
  Less Cross-Sell Volumes Included Above                        (5%)

  TOTAL CLIENT BUSINESS VOLUMES                                  3%

Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.

Reclassified to conform to the current period's presentation.

CITICORP SUPPLEMENTAL DATA (1)
(In millions of dollars)                                         citigroup[LOGO]

                                                                  1Q              2Q              3Q              4Q
                                                                 2000            2000            2000            2000
                                                              ----------      ----------      ----------      ----------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                          $    5,295      $    5,414      $    5,577      $    5,941
Effect of Securitization Activities                                1,442           1,304           1,299           1,329
                                                              ----------      ----------      ----------      ----------
  Total Adjusted                                              $    6,737      $    6,718      $    6,876      $    7,270
                                                              ==========      ==========      ==========      ==========

Average Interest Earning Assets (in billions of dollars)      $    399.5      $    425.5      $    449.7      $    462.3
Effect of Securitization Activities                                 58.0            55.8            55.4            61.0
                                                              ----------      ----------      ----------      ----------
  Total Adjusted                                              $    457.5      $    481.3      $    505.1      $    523.3
                                                              ==========      ==========      ==========      ==========

Net Interest Margin (%)                                            5.33%           5.12%           4.93%           5.11%
Effect of Securitization Activities                                0.59%           0.49%           0.49%           0.42%
                                                              ----------      ----------      ----------      ----------
  TOTAL ADJUSTED                                                   5.92%           5.61%           5.42%           5.53%
                                                              ==========      ==========      ==========      ==========

                                                                 1Q               2Q              3Q             4Q
                                                                 2001            2001            2001           2001
                                                              ----------      ----------      ----------      ----------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                          $    6,240      $    6,545      $    7,111      $    7,990
Effect of Securitization Activities                                1,524           1,509           1,464           1,604
                                                              ----------      ----------      ----------      ----------
  Total Adjusted                                              $    7,764      $    8,054      $    8,575      $    9,594
                                                              ==========      ==========      ==========      ==========

Average Interest Earning Assets (in billions of dollars)      $    478.7      $    477.6      $    531.0      $    535.7
Effect of Securitization Activities                                 62.2            62.3            63.1            67.6
                                                              ----------      ----------      ----------      ----------
  Total Adjusted                                              $    540.9      $    539.9      $    594.1      $    603.3 *
                                                              ==========      ==========      ==========      ==========

Net Interest Margin (%)                                            5.29%           5.50%           5.31%           5.92%
Effect of Securitization Activities                                0.53%           0.48%           0.42%           0.39%
                                                              ----------      ----------      ----------      ----------
  TOTAL ADJUSTED                                                   5.82%           5.98%           5.73%           6.31%
                                                              ==========      ==========      ==========      ==========
                                                                  YTD              YTD
                                                                  4Q               4Q
                                                                 2000             2001
                                                              ----------       ----------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                          $   22,227       $   27,886
Effect of Securitization Activities                                5,374            6,101
                                                              ----------       ----------
  Total Adjusted                                              $   27,601       $   33,987
                                                              ==========       ==========

Average Interest Earning Assets (in billions of dollars)      $    434.2       $    505.8
Effect of Securitization Activities                                 57.6             63.8
                                                              ----------       ----------
  Total Adjusted                                              $    491.8       $    569.6 *
                                                              ==========       ==========

Net Interest Margin (%)                                            5.12%            5.51%
Effect of Securitization Activities                                0.49%            0.46%
                                                              ----------       ----------
  TOTAL ADJUSTED                                                   5.61%            5.97%
                                                              ==========       ==========

(1) Excludes manufactured housing and Arcadia's previously securitized receivables.

*     Preliminary

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 17, 2002                 CITIGROUP INC.


                                         By:      /s/ WILLIAM P. HANNON
                                            -------------------------------
                                         Name:    William P. Hannon
                                         Title:   Controller